SEC. File Nos. 033-12447

811-05104

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 59

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 60

____________________

CAPITAL WORLD BOND FUND

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071-1406

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

____________________

Steven I. Koszalka, Secretary

Capital World Bond Fund

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

____________________

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, California 90071-3132

(Counsel for the Registrant)

____________________

Approximate date of proposed public offering:

It is proposed that this filing become effective on March 1, 2018, pursuant to paragraph (b) of Rule 485.

Capital World Bond Fund® Prospectus March 1, 2018

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T
	CWBFX	CWBCX	TWCWX	WBFFX	BFWFX	WFBFX	CCWAX	CCWCX	CCWEX	TWCBX
Class	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	CCWFX	RCWAX	RCWBX	RCEBX	RCWCX	RCWEX	RCWHX	RCWFX	RCWGX

Table of contents

Investment objective	1
Fees and expenses of the fund	1
Principal investment strategies	3
Principal risks	4
Investment results	6
Management	8
Purchase and sale of fund shares	8
Tax information	8
Payments to broker-dealers and other financial intermediaries	8
Investment objective, strategies and risks	9
Management and organization	16
Shareholder information	18
Purchase, exchange and sale of shares	19
How to sell shares	25
Distributions and taxes	29
Choosing a share class	30
Sales charges	31
Sales charge reductions and waivers	35
Rollovers from retirement plans to IRAs	42
Plans of distribution	44
Other compensation to dealers	44
Fund expenses	46
Financial highlights	47
Appendix	53

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objective The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Funds. More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 35 of the prospectus and on page 75 of the fund’s statement of additional information, and in the sales charge waiver appendix to this prospectus.

Shareholder fees (fees paid directly from your investment)
Share class:	A and 529-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

1     Capital World Bond Fund / Prospectus

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.26[2]	1.00	0.25	0.25	none	none	0.24[2]
Other expenses	0.27	0.31	0.31[3]	0.22	0.22	0.11[3]	0.35
Total annual fund operating expenses	0.97	1.75	1.00	0.91	0.66	0.55	1.03

Share class:	529-C	529-E	529-T	529-F-1	R-1	R-2	R-2E
Management fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.99	0.49	0.25	0.00	1.00	0.74	0.60
Other expenses	0.37	0.26	0.34[3]	0.36	0.25	0.46	0.32
Total annual fund operating expenses	1.80	1.19	1.03	0.80	1.69	1.64	1.36

Share class:	R-3	R-4	R-5E	R-5	R-6
Management fees	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and/or service (12b-1) fees	0.50	0.25	none	none	none
Other expenses	0.26	0.20	0.30	0.15	0.09
Total annual fund operating expenses	1.20	0.89	0.74	0.59	0.53
Expense reimbursement	—	—	0.05[2,4]	—	—
Total annual fund operating expenses after expense reimbursement	1.20	0.89	0.69	0.59	0.53

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Restated to reflect current fees.

3 Based on estimated amounts for the current fiscal year.

4 The investment adviser is currently reimbursing a portion of the other expenses. This reimbursement will be in effect through at least March 1, 2019. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The example reflects the expense reimbursement described above through the expiration date of such reimbursement and total annual fund operating expenses thereafter. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	R-1	R-2
1 year	$ 470	$ 278	$ 349	$ 93	$ 67	$ 56	$ 476	$ 283	$ 121	$ 352	$ 82	$ 172	$ 167
3 years	672	551	560	290	211	176	691	566	378	570	255	533	517
5 years	891	949	789	504	368	307	922	975	654	804	444	918	892
10 years	1,520	2,062	1,444	1,120	822	689	1,587	2,116	1,443	1,478	990	1,998	1,944

Share class:	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$ 138	$ 122	$ 91	$ 70	$ 60	$ 54		1 year	$ 178	$ 183
3 years	431	381	284	232	189	170		3 years	551	566
5 years	745	660	493	407	329	296		5 years	949	975
10 years	1,635	1,455	1,096	914	738	665		10 years	2,062	2,116

Capital World Bond Fund / Prospectus     2

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 111% of the average value of its portfolio.

Principal investment strategies Under normal market circumstances, the fund will invest at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The fund may invest substantially in securities of issuers domiciled outside the United States, including issuers domiciled in developing countries. Normally, the fund will invest substantially in investment-grade bonds (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar.

The fund may invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with government officials, central banks and company executives.

3     Capital World Bond Fund / Prospectus

Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Capital World Bond Fund / Prospectus     4

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that

5     Capital World Bond Fund / Prospectus

could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Income Funds Average includes the fund and other funds that disclose investment objectives and/or strategies

Capital World Bond Fund / Prospectus     6

reasonably comparable to those of the fund. The Consumer Price Index provides a comparison of the fund’s results to inflation. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2017 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A — Before taxes	8/4/1987	3.23%	–0.05%	2.63%	5.99%
— After taxes on distributions		2.93	–0.69	1.65	N/A
— After taxes on distributions and sale of fund shares		1.85	–0.30	1.67	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	3/15/2001	5.41%	–0.08%	2.21%	4.82%
F-1	3/16/2001	7.28	0.72	3.02	5.35
F-2	8/1/2008	7.54	1.02	N/A	3.14
529-A	2/15/2002	3.16	–0.13	2.56	5.27
529-C	2/28/2002	5.38	–0.13	2.14	4.99
529-E	5/16/2002	7.04	0.45	2.71	5.13
529-F-1	9/17/2002	7.41	0.86	3.17	5.35
R-1	6/28/2002	6.49	–0.02	2.25	4.44
R-2	7/9/2002	6.50	–0.05	2.23	4.44
R-2E	8/29/2014	6.81	N/A	N/A	0.25
R-3	7/16/2002	7.01	0.44	2.70	4.84
R-4	8/15/2002	7.28	0.76	3.04	5.33
R-5E	11/20/2015	7.41	N/A	N/A	4.50
R-5	5/15/2002	7.65	1.07	3.35	5.80
R-6	5/1/2009	7.72	1.13	N/A	4.22

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
Bloomberg Barclays Global Aggregate Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	7.39%	0.79%	3.09%	N/A
Lipper Global Income Funds Average (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	6.68	1.22	3.57	6.33%
Consumer Price Index	2.11	1.43	1.61	2.57
Class A annualized 30-day yield at December 31, 2017: 1.90% (For current yield information, please call American FundsLine® at (800) 325-3590.)

7     Capital World Bond Fund / Prospectus

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management

Investment adviser Capital Research and Management CompanySM
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Thomas H. Høgh President	22 years	Partner – Capital Fixed Income Investors
Mark A. Brett Senior Vice President	5 years	Partner – Capital Fixed Income Investors
David A. Daigle Senior Vice President	3 years	Partner – Capital Fixed Income Investors
Robert H. Neithart Senior Vice President	18 years	Partner – Capital Fixed Income Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is normally $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account. For accounts holding Class F-3 shares with the fund’s transfer agent, the minimum investment amount is $1,000,000.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Capital World Bond Fund / Prospectus     8

Investment objective, strategies and risks The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

Under normal market circumstances, the fund will invest at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests primarily in debt securities, including asset-backed and mortgage-backed securities and securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The fund may invest substantially in securities of issuers domiciled outside the United States, including issuers domiciled in developing countries. Normally, the fund will invest substantially in investment-grade bonds (rated Baa3 or better or BBB– or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund may also invest up to 25% of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the values of other currencies relative to the U.S. dollar. The fund may invest in debt securities of any maturity or duration.

The fund may invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objective and strategies of the fund as disclosed in this prospectus and in the fund’s statement of additional information.

Among other derivative instrument types, the fund may invest in futures contracts and interest rate swaps in order to seek to manage the fund’s sensitivity to interest rates, and in credit default swap indices, or CDX, in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying asset, rate or index at an agreed-upon price at a stipulated future date. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in one or more interest rates, one of which is typically fixed and the other of which is typically a floating rate based on a designated short-term interest rate, such as the London Interbank Offered Rate, prime rate or other benchmark. A CDX is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDX transaction, one party – the protection buyer – is obligated to pay the other party – the protection seller – a stream of periodic payments over the term of the contract, provided generally that no credit event on an underlying reference obligation has occurred. If such a credit event has occurred, the protection seller must pay the protection buyer the loss on those credits.

9     Capital World Bond Fund / Prospectus

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. In addition, for temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are principal risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on

Capital World Bond Fund / Prospectus     10

its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States.

11     Capital World Bond Fund / Prospectus

Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results.

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This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are certain additional risks associated with the fund’s investment strategies.

Interest rate risk — The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which the fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions futures may be deemed to be illiquid. For example, the fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If the fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of the fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the investment adviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, the fund could be exposed to the risk of loss.

Investing in swaps — Swaps, including interest rate swaps and credit default swap indices, or CDX, are subject to many of the risks generally associated with investing in derivative instruments. Additionally, although swaps require no or only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a swap contract could greatly exceed the initial amount invested. The use of swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates or other economic factors, which may result in losses to the fund. To the extent the fund enters into a bilaterally negotiated swap transaction, the counterparty may fail to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment. Certain swap transactions are subject to mandatory central clearing or

13     Capital World Bond Fund / Prospectus

may be eligible for voluntary central clearing. Although clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing will not eliminate (but may decrease) counterparty risk relative to uncleared bilateral swaps. Some swaps, such as CDX, may be dependent on both the individual credit of the fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a swap may result in losses to the fund.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to the country, region, industry or sector than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s principal investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

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Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. The Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. This index was not in existence when Class A shares were first sold; therefore, lifetime results are not shown. The Lipper Global Income Funds Average is comprised of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

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Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund to its investment adviser for the most recent fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s semi-annual report to shareholders for the fiscal period ended June 30, 2017.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

Portfolio holdings Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

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The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Certain senior members of Capital Fixed Income Investors, the investment adviser’s fixed income investment division, serve on the Portfolio Strategy Group. The group utilizes a research-driven process with input from the investment adviser’s analysts, portfolio managers and economists to define investment themes on a range of macroeconomic factors, including duration, yield curve and sector allocation. The investment decisions made by the fund’s portfolio managers are informed by the investment themes discussed by the group.

The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Thomas H. Høgh	Investment professional for 31 years in total; 27 years with Capital Research and Management Company or affiliate	22 years (plus 2 years of prior experience as an investment analyst for the fund)	Serves as a fixed-income portfolio manager
Mark A. Brett	Investment professional for 39 years in total; 24 years with Capital Research and Management Company or affiliate	5 years	Serves as a fixed-income portfolio manager
David A. Daigle	Investment professional for 24 years, all with Capital Research and Management Company or affiliate	3 years	Serves as a fixed-income portfolio manager
Robert H. Neithart	Investment professional for 31 years, all with Capital Research and Management Company or affiliate	18 years (plus 4 years of prior experience as an investment analyst for the fund)	Serves as a fixed-income portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

17     Capital World Bond Fund / Prospectus

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

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Unless otherwise noted, references to Class A, C, T or F-1 shares on the following pages also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares. Unless otherwise noted, references to Class F shares refer to Class F-1, F-2 and F-3 shares and references to Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds U.S. Government Money Market FundSM on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

19     Capital World Bond Fund / Prospectus

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services. Futures contracts are valued primarily on the basis of settlement prices. The fund has adopted procedures for making fair value determinations if market quotations or prices from third-party pricing services, as applicable, are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures may be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

Capital World Bond Fund / Prospectus     20

Purchase of Class A, C and T shares You may generally open an account and purchase Class A, C and T shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Automatic conversion of Class C and Class 529-C shares Class C shares automatically convert to Class F-1 shares and Class 529-C shares automatically convert to Class 529-A shares, in each case in the month of the 10-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class F-1 shares or your Class 529-C shares to Class 529-A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2 and F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2 or F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

In addition, Class F-3 shares are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations. For accounts held with the fund’s transfer agent the minimum investment amount is $1,000,000.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by the American Funds organization. You may open this type of account and purchase Class 529 shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

21     Capital World Bond Fund / Prospectus

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by the American Funds organization. Class 529-A, 529-C, 529-T and 529-F-1 shares are structured similarly to the corresponding Class A, C, T and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Except as otherwise provided in this prospectus, Class R shares are not available to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans. Class R-6 shares are available to employer-sponsored SEPs, SARSEPs and SIMPLE IRAs held in fee-based programs that are serviced through retirement plan recordkeepers.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares of any of the American Funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares of the American Funds without any initial or contingent deferred sales charge.

Capital World Bond Fund / Prospectus     22

A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E, 529-T and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

23     Capital World Bond Fund / Prospectus

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C, T or F-1 shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial advisor before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Fund will normally be subject to any applicable sales charges.

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of another American Fund will be subject to the appropriate sales charge applicable to the other fund, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

Capital World Bond Fund / Prospectus     24

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $125,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

· Redemptions by telephone, fax or the Internet (including American FundsLine and americanfunds.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. However, payment may take longer than one business day and may take up to seven days as generally permitted by the Investment Company Act of 1940, as amended (“1940 Act”). Under the 1940 Act, the fund may be permitted to pay redemption proceeds beyond seven days under certain limited circumstances. In addition, if you recently purchased shares and subsequently request a redemption of those shares, the fund will pay redemption proceeds once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally 10 business days from the purchase date).

Under normal conditions, the fund typically expects to meet shareholder redemptions by monitoring the fund’s portfolio and redemption activities and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. The fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the fund’s custodian bank, borrowing from a line of

25     Capital World Bond Fund / Prospectus

credit or from other funds advised by the investment adviser or its affiliates, and making payment with fund securities or other fund assets rather than in cash (as further discussed in the following paragraph).

Although payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

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Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from a fund will be precluded from investing in that fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

· purchases and redemptions of shares having a value of less than $5,000;

· transactions in Class 529 shares;

· purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

· purchases and redemptions in community foundation accounts;

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, if the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and

· systematic redemptions and purchases, if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts if American Funds Service Company determines that its

27     Capital World Bond Fund / Prospectus

surveillance procedures are adequate to detect frequent trading in fund shares in such accounts.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the fund, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

Capital World Bond Fund / Prospectus     28

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends to you quarterly. Since the fund’s distribution of net investment income may exceed its earnings and profits for tax purposes, a portion of the distribution may be classified as a return of capital.

Capital gains, if any, are usually distributed in December and June. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Returns of capital distributions decrease your cost basis and are not taxable until your cost basis has been reduced to zero. If your cost base is zero, return of capital distributions are treated as capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions. By contrast, fees paid directly to advisors by a fund shareholder for ongoing advice are deductible for income tax purposes only to the extent that they (combined with certain other qualifying expenses) exceed 2% of such shareholder’s adjusted gross income.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

29     Capital World Bond Fund / Prospectus

Choosing a share class The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares (or, if you are investing through a financial intermediary who offers only Class T and 529-T shares, your investment will be made in Class T or Class 529-T shares, as applicable).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A or Class T or 529-T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

· whether you want or need the flexibility to effect exchanges among the American Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

· whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

— Class F and 529-F-1 shares are available (i) to fee-based programs of investment dealers that have special agreements with the fund’s distributor, (ii) to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F and 529-F-1 shares to self-directed investment brokerage accounts that may charge a transaction fee, (iii) to certain registered investment advisors and (iv) to other intermediaries approved by the fund’s distributor;

— Class F-3 shares are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and

Capital World Bond Fund / Prospectus     30

corporations. For accounts held with the fund’s transfer agent the minimum investment amount is $1,000,000; and

— Class R shares are available (i) to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, (ii) to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans, (iii) to certain institutional investors (including, but not limited to, certain charitable organizations), (iv) to certain registered investment companies approved by the fund’s investment adviser or distributor and (v) to other institutional-type accounts.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Class A shares purchased before August 14, 2017 are subject to a contingent deferred sales charge period of 12 months.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

31     Capital World Bond Fund / Prospectus

· investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with the American Funds and that continue to be held through fee-based programs; and

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

If requested, Class A shares of the American Funds will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying

Capital World Bond Fund / Prospectus     32

investments are managed by any affiliate of The Capital Group Companies, Inc.;

(8) full-time employees of banks that have sales agreements with American Funds Distributors who are solely dedicated to directly supporting the sale of mutual funds; and

(9) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

33     Capital World Bond Fund / Prospectus

Class 529-E and Class F shares Class 529-E and Class F shares (including Class 529-F-1 shares) are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial advisor for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

Capital World Bond Fund / Prospectus     34

Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial advisor or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your advisor or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of the American Funds may impose different sales charge waivers than those described in this prospectus. Such variations in sales charge waivers are described in an appendix to this prospectus titled “Sales charge waivers.” Note that such sales charge waivers and discounts offered through a particular intermediary, as set forth in the appendix to this prospectus, are implemented and administered solely by that intermediary. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial advisor.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law — and your children under the age of 21) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated

35     Capital World Bond Fund / Prospectus

with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all classes of shares in the American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund are excluded. If you currently

Capital World Bond Fund / Prospectus     36

have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all share classes of the American Funds (excluding American Funds U.S. Government Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however,

37     Capital World Bond Fund / Prospectus

purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

Capital World Bond Fund / Prospectus     38

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

39     Capital World Bond Fund / Prospectus

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares will be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

· the following types of transactions, if they do not exceed 12% of the value of an account annually:

— required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

— redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

If requested, the contingent deferred sales charge on Class A shares of the American Funds will be waived for bulk conversions to another share class in cases where the

Capital World Bond Fund / Prospectus     40

fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your advisor or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

41     Capital World Bond Fund / Prospectus

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in American Funds at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

· rollovers to Capital Bank and Trust Company IRAs from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Other sales charge waivers Waivers of all or a portion of the contingent deferred sales charge on Class C shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

Purchases by certain 403(b) plans A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless such plan was invested in Class A or C shares before January 1, 2009.

Capital World Bond Fund / Prospectus     42

Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

43     Capital World Bond Fund / Prospectus

Plans of distribution The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class T, 529-A, 529-T, F-1, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table on page 2 of this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

Other compensation to dealers American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and positive cash flows, and the quality of the dealer’s relationship with American Funds Distributors. The payment will be determined using a formula applied consistently to dealers based on the relevant facts and circumstances. The level of payments made to a qualifying firm in any given year will vary and (excluding payments for meetings as described below) will represent the sum of (a) up to .10% of the previous year’s American Funds sales by that dealer and (b) up to ..02% of American Funds assets attributable to that dealer, with an adjustment made for the dealer’s positive cash flows and the quality of the dealer’s relationship with American Funds Distributors. Class R shares and other retirement plan assets are generally excluded from the formula. Certain investment dealers may direct American Funds Distributors to exclude additional assets. For calendar year 2017, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments made by American Funds Distributors to dealers may also change from year to year. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisors about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. These payments may also be made to help defray the costs associated with the dealer firms’ provision of account related services and activities. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Capital World Bond Fund / Prospectus     44

Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and American Funds Distributors’ goal that the payment will help facilitate education of the firm’s financial advisors about the American Funds to help the advisors make suitable recommendations and better serve their clients who invest in the funds. The letters generally require the firms to (1) have significant assets invested in the American Funds, (2) perform the due diligence necessary to classify the American Funds as “approved” or “preferred” (or an equivalent) on their platform, (3) not provide financial advisors, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (4) provide opportunities for their clients to obtain individualized advice, (5) provide American Funds Distributors broad access to their financial advisors and product platforms and develop a business plan to achieve such access, and (6) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between the American Funds and the firm’s clients who own shares of the American Funds.

American Funds Distributors may also pay expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial advisors and shareholders about the American Funds. For example, some of these expenses may include, but not be limited to, meeting sponsor fees, meeting location fees, and fees to obtain lists of financial advisors to better tailor training and education opportunities.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their advisors may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial advisor and review carefully any disclosure by your financial advisor’s firm as to compensation received.

45     Capital World Bond Fund / Prospectus

Fund expenses Note that, unless otherwise stated, references to Class A, C, T and F-1 shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table on page 2 of this prospectus.

For all share classes, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. The fund’s investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, T, F, R and 529 shares for its provision of administrative services.

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal and transfer agent (and, if applicable, subtransfer agent/recordkeeping) payments and various other expenses applicable to all share classes.

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $18 per account. Although Class F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares are subject to subtransfer agency fees of up to .12% of fund assets. For Class 529 shares, an expense of up to a maximum of .10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.05% of assets or $12 per participant position*
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

* Payment amount depends on the date services commenced.

Capital World Bond Fund / Prospectus     46

Financial highlights The Financial Highlights table is intended to help you understand the fund’s results for the four fiscal years ended September 30, 2016, the three months ended December 31, 2016 and the fiscal year ended December 31, 2017. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain reimbursements from Capital Research and Management Company. For more information about these reimbursements, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table has been audited by Deloitte & Touche LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request.

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[3]	Ratio of net income to average net assets[3]
Class A:
12/31/2017	$18.96	$.42	$ .95	$ 1.37	$(.14)	$ —	$(.22)	$(.36)	$19.97	7.26%	$5,867.96%		.96%	2.13%
12/31/2016[4,5]	20.51	.10	(1.42)	(1.32)	(.12)	(.07)	(.04)	(.23)	18.96	(6.51)[6]	5,824	.24[6]	.24[6]	.52[6]
9/30/2016	19.21	.38	1.15	1.53	(.23)	—	—	(.23)	20.51	8.08	6,494.94		.94	1.94
9/30/2015	20.49	.39	(1.20)	(.81)	(.19)	(.28)	—	(.47)	19.21	(4.05)	6,393.93		.93	1.99
9/30/2014	20.32	.47	.13	.60	(.43)	—	—	(.43)	20.49	2.98	7,176.90		.90	2.27
9/30/2013	21.63	.43	(1.02)	(.59)	(.44)	(.28)	—	(.72)	20.32	(2.80)	7,384.91		.91	2.09
Class C:
12/31/2017	18.64	.26	.93	1.19	(.08)	—	(.12)	(.20)	19.63	6.41	280	1.75	1.75	1.34
12/31/2016[4,5]	20.13	.06	(1.40)	(1.34)	(.06)	(.07)	(.02)	(.15)	18.64	(6.72)[6]	337	.44[6]	.44[6]	.32[6]
9/30/2016	18.88	.22	1.12	1.34	(.09)	—	—	(.09)	20.13	7.19	390	1.74	1.74	1.14
9/30/2015	20.18	.23	(1.19)	(.96)	(.06)	(.28)	—	(.34)	18.88	(4.80)	431	1.73	1.73	1.19
9/30/2014	20.01	.30	.13	.43	(.26)	—	—	(.26)	20.18	2.17	552	1.70	1.70	1.49
9/30/2013	21.30	.26	(1.00)	(.74)	(.27)	(.28)	—	(.55)	20.01	(3.55)	654	1.71	1.71	1.28
Class T:
12/31/2017[4,7]	19.32	.35	.60	.95	(.12)	—	(.18)	(.30)	19.97	4.95[6,8]	—[9]	.73[8,10]	.73[8,10]	2.37[8,10]

47 Capital World Bond Fund / Prospectus

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[3]	Ratio of net income to average net assets[3]
Class F-1:
12/31/2017	$18.92	$.43	$ .94	$ 1.37	$(.15)	$ —	$(.22)	$(.37)	$19.92	7.28%	$ 285.91%		.91%	2.18%
12/31/2016[4,5]	20.46	.10	(1.41)	(1.31)	(.12)	(.07)	(.04)	(.23)	18.92	(6.47)[6]	322	.22[6]	.22[6]	.53[6]
9/30/2016	19.09	.38	1.13	1.51	(.14)	—	—	(.14)	20.46	8.01	368.94		.94	1.98
9/30/2015	20.37	.40	(1.21)	(.81)	(.19)	(.28)	—	(.47)	19.09	(4.05)	2,106.91		.91	2.03
9/30/2014	20.20	.47	.13	.60	(.43)	—	—	(.43)	20.37	3.01	1,951.90		.90	2.27
9/30/2013	21.51	.43	(1.02)	(.59)	(.44)	(.28)	—	(.72)	20.20	(2.81)	1,896.91		.91	2.09
Class F-2:
12/31/2017	18.93	.47	.95	1.42	(.16)	—	(.25)	(.41)	19.94	7.54	1,027.67		.67	2.41
12/31/2016[4,5]	20.49	.12	(1.42)	(1.30)	(.14)	(.07)	(.05)	(.26)	18.93	(6.42)[6]	1,933	.16[6]	.16[6]	.60[6]
9/30/2016	19.20	.44	1.14	1.58	(.29)	—	—	(.29)	20.49	8.37	1,876.65		.65	2.21
9/30/2015	20.48	.45	(1.21)	(.76)	(.24)	(.28)	—	(.52)	19.20	(3.77)	811.65		.65	2.28
9/30/2014	20.31	.52	.14	.66	(.49)	—	—	(.49)	20.48	3.29	990.61		.61	2.54
9/30/2013	21.62	.49	(1.02)	(.53)	(.50)	(.28)	—	(.78)	20.31	(2.53)	621.64		.64	2.35
Class F-3:
12/31/2017[4,11]	19.08	.48	.83	1.31	(.17)	—	(.27)	(.44)	19.95	6.94[6]	1,770	.55[10]	.55[10]	2.58[10]
Class 529-A:
12/31/2017	19.01	.41	.95	1.36	(.14)	—	(.21)	(.35)	20.02	7.18	312	1.02	1.02	2.07
12/31/2016[4,5]	20.57	.10	(1.44)	(1.34)	(.11)	(.07)	(.04)	(.22)	19.01	(6.53)[6]	289	.26[6]	.26[6]	.50[6]
9/30/2016	19.26	.37	1.15	1.52	(.21)	—	—	(.21)	20.57	7.95	314	1.03	1.03	1.85
9/30/2015	20.54	.38	(1.21)	(.83)	(.17)	(.28)	—	(.45)	19.26	(4.12)	315	1.02	1.02	1.91
9/30/2014	20.37	.45	.13	.58	(.41)	—	—	(.41)	20.54	2.88	358.99		.99	2.19
9/30/2013	21.68	.42	(1.03)	(.61)	(.42)	(.28)	—	(.70)	20.37	(2.87)	372.99		.99	2.01
(The Financial Highlights table continues on the following page.)

Capital World Bond Fund / Prospectus 48

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[3]	Ratio of net income to average net assets[3]
Class 529-C:
12/31/2017	$18.77	$.25	$ .94	$ 1.19	$(.07)	$ —	$(.11)	$(.18)	$19.78	6.38%	$ 84	1.80%	1.80%	1.30%
12/31/2016[4,5]	20.27	.06	(1.41)	(1.35)	(.06)	(.07)	(.02)	(.15)	18.77	(6.74)[6]	109	.45[6]	.45[6]	.31[6]
9/30/2016	19.00	.21	1.14	1.35	(.08)	—	—	(.08)	20.27	7.19	122	1.80	1.80	1.08
9/30/2015	20.32	.22	(1.20)	(.98)	(.06)	(.28)	—	(.34)	19.00	(4.91)	128	1.79	1.79	1.14
9/30/2014	20.14	.29	.14	.43	(.25)	—	—	(.25)	20.32	2.15	152	1.77	1.77	1.41
9/30/2013	21.45	.25	(1.02)	(.77)	(.26)	(.28)	—	(.54)	20.14	(3.67)	165	1.77	1.77	1.22
Class 529-E:
12/31/2017	18.89	.37	.95	1.32	(.12)	—	(.19)	(.31)	19.90	7.04	15	1.19	1.19	1.90
12/31/2016[4,5]	20.43	.09	(1.42)	(1.33)	(.10)	(.07)	(.04)	(.21)	18.89	(6.59)[6]	15	.30[6]	.30[6]	.46[6]
9/30/2016	19.14	.33	1.14	1.47	(.18)	—	—	(.18)	20.43	7.77	17	1.21	1.21	1.68
9/30/2015	20.41	.34	(1.20)	(.86)	(.13)	(.28)	—	(.41)	19.14	(4.29)	16	1.21	1.21	1.72
9/30/2014	20.24	.41	.13	.54	(.37)	—	—	(.37)	20.41	2.69	19	1.20	1.20	1.98
9/30/2013	21.55	.37	(1.02)	(.65)	(.38)	(.28)	—	(.66)	20.24	(3.11)	20	1.21	1.21	1.79
Class 529-T:
12/31/2017[4,7]	19.32	.34	.61	.95	(.12)	—	(.18)	(.30)	19.97	4.91[6,8]	—[9]	.78[8,10]	.78[8,10]	2.33[8,10]
Class 529-F-1:
12/31/2017	18.90	.45	.94	1.39	(.15)	—	(.24)	(.39)	19.90	7.41	38.80		.80	2.30
12/31/2016[4,5]	20.46	.11	(1.42)	(1.31)	(.13)	(.07)	(.05)	(.25)	18.90	(6.45)[6]	35	.20[6]	.20[6]	.56[6]
9/30/2016	19.16	.41	1.15	1.56	(.26)	—	—	(.26)	20.46	8.18	39.81		.81	2.08
9/30/2015	20.44	.42	(1.20)	(.78)	(.22)	(.28)	—	(.50)	19.16	(3.92)	42.79		.79	2.14
9/30/2014	20.27	.49	.14	.63	(.46)	—	—	(.46)	20.44	3.13	45.77		.77	2.40
9/30/2013	21.58	.46	(1.02)	(.56)	(.47)	(.28)	—	(.75)	20.27	(2.67)	39.77		.77	2.23

49 Capital World Bond Fund / Prospectus

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[3]	Ratio of net income to average net assets[3]
Class R-1:
12/31/2017	$18.77	$.27	$ .94	$ 1.21	$(.08)	$ —	$(.13)	$(.21)	$19.77	6.49%	$ 9	1.68%	1.68%	1.41%
12/31/2016[4,5]	20.27	.07	(1.41)	(1.34)	(.07)	(.07)	(.02)	(.16)	18.77	(6.69)[6]	11	.42[6]	.42[6]	.34[6]
9/30/2016	19.01	.23	1.13	1.36	(.10)	—	—	(.10)	20.27	7.24	12	1.68	1.68	1.20
9/30/2015	20.31	.25	(1.20)	(.95)	(.07)	(.28)	—	(.35)	19.01	(4.74)	14	1.66	1.66	1.26
9/30/2014	20.14	.31	.14	.45	(.28)	—	—	(.28)	20.31	2.24	17	1.65	1.65	1.53
9/30/2013	21.44	.28	(1.02)	(.74)	(.28)	(.28)	—	(.56)	20.14	(3.52)	17	1.64	1.64	1.35
Class R-2:
12/31/2017	18.76	.28	.94	1.22	(.09)	—	(.14)	(.23)	19.75	6.50	126	1.65	1.65	1.44
12/31/2016[4,5]	20.27	.07	(1.42)	(1.35)	(.06)	(.07)	(.03)	(.16)	18.76	(6.71)[6]	133	.42[6]	.42[6]	.34[6]
9/30/2016	19.00	.23	1.14	1.37	(.10)	—	—	(.10)	20.27	7.26	148	1.70	1.70	1.18
9/30/2015	20.30	.24	(1.20)	(.96)	(.06)	(.28)	—	(.34)	19.00	(4.78)	149	1.70	1.70	1.23
9/30/2014	20.13	.30	.14	.44	(.27)	—	—	(.27)	20.30	2.19	168	1.71	1.71	1.47
9/30/2013	21.43	.27	(1.01)	(.74)	(.28)	(.28)	—	(.56)	20.13	(3.54)	177	1.67	1.67	1.32
Class R-2E:
12/31/2017	18.93	.34	.95	1.29	(.12)	—	(.17)	(.29)	19.93	6.81	4	1.37	1.37	1.74
12/31/2016[4,5]	20.47	.08	(1.42)	(1.34)	(.09)	(.07)	(.04)	(.20)	18.93	(6.57)[6]	2	.34[6]	.34[6]	.42[6]
9/30/2016	19.20	.30	1.18	1.48	(.21)	—	—	(.21)	20.47	7.75	1	1.33	1.33	1.53
9/30/2015	20.50	.42	(1.21)	(.79)	(.23)	(.28)	—	(.51)	19.20	(3.94)[8]	—[9]	.78[8]	.78[8]	2.13[8]
9/30/2014[4,12]	21.00	.04	(.54)	(.50)	—	—	—	—	20.50	(2.38)[6,8]	—[9]	.06[6,8]	.06[6,8]	.17[6,8]
Class R-3:
12/31/2017	18.93	.37	.95	1.32	(.12)	—	(.19)	(.31)	19.94	7.01	141	1.20	1.20	1.89
12/31/2016[4,5]	20.47	.09	(1.42)	(1.33)	(.10)	(.07)	(.04)	(.21)	18.93	(6.58)[6]	140	.29[6]	.29[6]	.47[6]
9/30/2016	19.17	.32	1.15	1.47	(.17)	—	—	(.17)	20.47	7.78	151	1.23	1.23	1.65
9/30/2015	20.45	.34	(1.21)	(.87)	(.13)	(.28)	—	(.41)	19.17	(4.34)	151	1.22	1.22	1.71
9/30/2014	20.28	.41	.13	.54	(.37)	—	—	(.37)	20.45	2.67	174	1.21	1.21	1.97
9/30/2013	21.58	.37	(1.02)	(.65)	(.37)	(.28)	—	(.65)	20.28	(3.06)	184	1.21	1.21	1.79
(The Financial Highlights table continues on the following page.)

Capital World Bond Fund / Prospectus 50

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[3]	Ratio of net income to average net assets[3]
Class R-4:
12/31/2017	$18.95	$.43	$ .94	$ 1.37	$(.15)	$ —	$(.22)	$(.37)	$19.95	7.28%	$115.89%		.89%	2.20%
12/31/2016[4,5]	20.50	.11	(1.42)	(1.31)	(.12)	(.07)	(.05)	(.24)	18.95	(6.48)[6]	107	.22[6]	.22[6]	.54[6]
9/30/2016	19.21	.39	1.14	1.53	(.24)	—	—	(.24)	20.50	8.09	118.90		.90	1.98
9/30/2015	20.48	.40	(1.20)	(.80)	(.19)	(.28)	—	(.47)	19.21	(3.96)	100.88		.88	2.05
9/30/2014	20.31	.47	.14	.61	(.44)	—	—	(.44)	20.48	3.02	112.87		.87	2.30
9/30/2013	21.62	.44	(1.03)	(.59)	(.44)	(.28)	—	(.72)	20.31	(2.78)	108.88		.88	2.12
Class R-5E:
12/31/2017	18.94	.46	.94	1.40	(.16)	—	(.24)	(.40)	19.94	7.41	—[9]	.74	.72	2.33
12/31/2016[4,5]	20.50	.11	(1.42)	(1.31)	(.13)	(.07)	(.05)	(.25)	18.94	(6.45)[6]	—[9]	.19[6]	.19[6]	.56[6]
9/30/2016[4,13]	19.02	.36	1.37	1.73	(.25)	—	—	(.25)	20.50	9.21[6]	—[9]	.72[10]	.72[10]	2.12[10]
Class R-5:
12/31/2017	18.97	.49	.95	1.44	(.17)	—	(.26)	(.43)	19.98	7.65	84.59		.59	2.50
12/31/2016[4,5]	20.54	.12	(1.42)	(1.30)	(.15)	(.07)	(.05)	(.27)	18.97	(6.42)[6]	76	.14[6]	.14[6]	.62[6]
9/30/2016	19.24	.45	1.15	1.60	(.30)	—	—	(.30)	20.54	8.45	79.59		.59	2.29
9/30/2015	20.52	.47	(1.22)	(.75)	(.25)	(.28)	—	(.53)	19.24	(3.71)	152.58		.58	2.35
9/30/2014	20.35	.54	.13	.67	(.50)	—	—	(.50)	20.52	3.32	162.57		.57	2.62
9/30/2013	21.66	.50	(1.02)	(.52)	(.51)	(.28)	—	(.79)	20.35	(2.47)	189.57		.57	2.42

51 Capital World Bond Fund / Prospectus

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[3]	Ratio of net income to average net assets[3]
Class R-6:
12/31/2017	$18.96	$.50	$ .95	$ 1.45	$(.17)	$ —	$(.27)	$(.44)	$19.97	7.72%	$2,562.54%		.54%	2.56%
12/31/2016[4,5]	20.54	.12	(1.43)	(1.31)	(.14)	(.07)	(.06)	(.27)	18.96	(6.43)[6]	2,602	.14[6]	.14[6]	.62[6]
9/30/2016	19.24	.46	1.15	1.61	(.31)	—	—	(.31)	20.54	8.51	2,483.53		.53	2.35
9/30/2015	20.52	.48	(1.22)	(.74)	(.26)	(.28)	—	(.54)	19.24	(3.66)	1,783.53		.53	2.42
9/30/2014	20.34	.54	.15	.69	(.51)	—	—	(.51)	20.52	3.44	1,262.52		.52	2.63
9/30/2013	21.66	.52	(1.04)	(.52)	(.52)	(.28)	—	(.80)	20.34	(2.47)	727.52		.52	2.51

	Year ended December 31	Three months ended December 31	Year ended September 30
Portfolio turnover rate for all share classes	2017	2016[4,5,6]	2016	2015	2014	2013
Excluding mortgage dollar roll transactions	95%	15%	91%	106%	Not Available
Including mortgage dollar roll transactions	111%	19%	138%	185%	205%	199%

1 Based on average shares outstanding.

2 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

3 This column reflects the impact, if any, of certain reimbursements from Capital Research and Management Company. During some of the periods shown, Capital Research and Management Company paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.

4 Based on operations for a period that is less than a full year.

5 In 2016, the fund changed its fiscal year-end from September to December.

6 Not annualized.

7 Class T and 529-T shares began investment operations on April 7, 2017.

8 All or a significant portion of assets in this class consisted of seed capital invested by Capital Research and Management Company and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

9 Amount less than $1 million.

10 Annualized.

11 Class F-3 shares began investment operations on January 27, 2017.

12 Class R-2E shares began investment operations on August 29, 2014.

13 Class R-5E shares began investment operations on November 20, 2015.

Capital World Bond Fund / Prospectus 52

Appendix

Sales charge waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Merrill Lynch, Pierce, Fenner & Smith

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Merrill Lynch

· Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. Except as provided below, Class A shares are not currently available to new plans described in this waiver. Plans that invested in Class A shares of any of the funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares of the American Funds without any initial or contingent deferred sales charge.

· Shares purchased by or through a 529 Plan. Class A shares are not currently available to the plans described in this waiver

· Shares purchased through a Merrill Lynch affiliated investment advisory program. Class A shares are not currently available in the programs described in this waiver

· Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform. Class A shares are not currently available in the accounts described in this waiver

· Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

· Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will apply to such exchanges

53     Capital World Bond Fund / Prospectus

· Employees and registered representatives of Merrill Lynch or its affiliates and their family members

· Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

· Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement)

CDSC Waivers on Classes A, B and C shares available at Merrill Lynch

· Death or disability of the shareholder

· Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

· Return of excess contributions from an IRA Account

· Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus

· Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

· Shares acquired through a right of reinstatement

· Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-end load discounts available at Merrill Lynch: breakpoints, rights of accumulation and letters of intent

· Breakpoints as described in this prospectus.

· Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

· Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Notes

Capital World Bond Fund / Prospectus     54

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
For 24-hour information	American FundsLine (800) 325-3590 americanfunds.com For Class R share information, visit AmericanFundsRetirement.com
Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 333 South Hope Street, Los Angeles, California 90071-1406.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-031-0318P Litho in USA CGD/DFS/8021 Investment Company File No. 811-05104

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

Capital World Bond Fund®

Part B
Statement of Additional Information

March 1, 2018

This document is not a prospectus but should be read in conjunction with the current prospectus of Capital World Bond Fund (the “fund”) dated March 1, 2018. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

Capital World Bond Fund
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

Class A	CWBFX	Class 529-A	CCWAX	Class R-1	RCWAX
Class C	CWBCX	Class 529-C	CCWCX	Class R-2	RCWBX
Class T	TWCWX	Class 529-E	CCWEX	Class R-2E	RCEBX
Class F-1	WBFFX	Class 529-T	TWCBX	Class R-3	RCWCX
Class F-2	BFWFX	Class 529-F-1	CCWFX	Class R-4	RCWEX
Class F-3	WFBFX			Class R-5E	RCWHX
				Class R-5	RCWFX
				Class R-6	RCWGX

Investment portfolio
Financial statements

Capital World Bond Fund — Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Debt instruments

· The fund will invest at least 80% of its assets in bonds and other debt instruments, including cash equivalents and certain preferred securities. For purposes of this investment guideline, investments may be represented by derivative instruments, such as futures contracts and swap agreements.

· Normally, the fund will invest substantially in debt securities rated Baa3 or better or BBB- or better (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

· The fund may invest up to 25% of its assets in debt securities rated Ba1 or below and BB+ or below (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined by the fund’s investment adviser to be of equivalent quality.

Investing outside the United States

· In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

Capital World Bond Fund — Page 2

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Debt instruments — Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Capital World Bond Fund — Page 3

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is

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called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security

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may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Inflation-linked bonds — The fund may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation-linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, the fund may invest in corporate inflation-linked securities.

The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked securities. There can be no assurance, however, that the value of inflation-linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

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The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Municipal bonds — Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Insured municipal bonds — The fund may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the fund or any other party, and is usually purchased from private, non-governmental insurance companies. Insurance that covers a municipal bond is expected to protect the fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not guarantee the market value of the bond or the prices of the fund’s shares. Also, the investment adviser cannot be certain that the insurance company will make payments it guarantees. When rating agencies lower or withdraw the credit rating of the insurer, the insurance may be providing little or no enhancement of credit or resale value to the municipal bond.

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Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial

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markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Insufficient market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the

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investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Currency transactions — The fund may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency. In addition, the fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent the fund from entering into foreign currency transactions, force the fund to exit such transactions at an unfavorable time or price or result in penalties to the fund, any of which may result in losses to the fund.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment

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increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives” section under "Description of certain securities, investment techniques and risks" for a general description of investment techniques and risks relating to derivatives, including certain currency forwards.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause the fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s

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right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities — The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

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Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

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Derivatives — In pursuing its investment objective, the fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts, as described above under “Currency transactions,” the fund may take positions in futures contracts and interest rate swaps, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the fund as a result of the failure of the fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a derivative instrument may result in losses. Further, if a fund’s counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor and delay or impede the fund’s ability to receive the net amount of payments that it is contractually entitled to receive.

The value of some derivative instruments in which the fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the fund’s other investments, the ability of the fund to successfully utilize such derivative instruments may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the fund could be exposed to the risk of loss.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the fund’s derivative positions, the fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

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Because certain derivative instruments may obligate the fund to make one or more potential future payments, which could significantly exceed the value of the fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the fund’s investment in the instrument. When a fund leverages its portfolio, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with applicable regulatory requirements, the fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the fund’s portfolio. Because the fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the fund’s investments in such derivatives may also require the fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.

Futures — The fund may enter into futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the fund purchases or sells a security, such as a stock or bond, no price is paid or received by the fund upon the purchase or sale of a futures contract. When the fund enters into a futures contract, the fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the fund but is instead a settlement between the fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

When the fund invests in futures contracts and deposits margin with an FCM, the fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in

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segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is less, the fund realizes a loss.

The fund is generally required to segregate liquid assets equivalent to the fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount equal to the contract price the fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the fund may be able to utilize these contracts to a greater extent than if the fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the fund had purchased the reference asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing

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positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the fund may be prevented from promptly liquidating unfavorable futures positions and the fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the fund to substantial losses. Additionally, the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the fund would remain obligated to meet margin requirements until the position is cleared. As a result, the fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Interest rate swaps — The fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The fund will generally segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the fund’s investment adviser. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, the fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices (“CDXs”). A CDX is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDX transaction, one party — the

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protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDX transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

The use of CDX, like all other swap agreements, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDX transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDX transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.

Additionally, when the fund invests in a CDX as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDX is based, the investment could result in losses to the fund.

Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, the fund’s obligations under a CDX agreement will be accrued daily and, where applicable, offset against any amounts owing to the fund. In connection with CDX transactions in which the fund acts as protection buyer, the fund will segregate liquid assets with a value at least equal to the fund’s exposure (i.e., any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis, less the value of any posted margin. When the fund acts as protection seller, the fund will segregate liquid assets with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is intended to ensure that the fund has assets available to satisfy its obligations with respect to CDX transactions and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain this required margin, the fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

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Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to “Qualified Institutional Buyers.” Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if they cannot be sold in the ordinary course of business at approximately the price at which the fund values them. The determination of whether a holding is considered liquid or illiquid is made by the fund’s adviser under procedures adopted by the fund’s board. The fund’s adviser makes this determination based on factors it deems relevant, such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur significant additional costs in disposing of illiquid securities. If the fund holds more than 15% of its net assets in illiquid assets due to appreciation of illiquid securities, the depreciation of liquid securities or changes in market conditions, the fund will seek over time to increase its investments in liquid securities to the extent practicable.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and,

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therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Repurchase agreements — The fund may enter into repurchase agreements, or “repos”, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the fund that is collateralized by the security purchased. Repos permit the fund to maintain liquidity and earn income over periods of time as short as overnight.

The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos, a third party custodian, called a clearing bank, facilitates repo clearing and settlement, including by providing collateral management services. The Bank of New York Mellon and JPMorgan Chase are currently the only clearing banks in the U.S. tri-party repo market. However, JPMorgan Chase has announced that it will end its business as a clearing bank for broker-dealer government security services by the end of 2018. That being the case, there is a risk that these services could not be easily replaced if The Bank of New York Mellon were to similarly exit the business or had to suspend services. However, as an alternative to tri-party repos, the fund could enter into bilateral repos, where the parties themselves are responsible for settling transactions.

The fund will only enter into repos involving securities of the type in which it could otherwise invest. If the seller under the repo defaults, the fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper; (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less; and (f) shares of money market funds.

Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Commercial paper — The fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer

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maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which the fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been determined to be liquid under procedures adopted by the fund’s board of trustees.

Warrants and rights — Warrants and rights may be acquired by the fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed

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to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary

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market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Nondiversification — The fund is a nondiversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer than a diversified investment company. For the fund to be considered a “diversified“ investment company under the Investment Company Act of 1940, as amended, the fund with respect to 75% of its total assets, would be required to limit its investment in any one issuer (other than the U.S. government) to 5% of the market value of the total assets of the fund or to 10% of the outstanding voting securities of such issuer. However, such a diversification limitation would reduce the extent to which the fund could concentrate its investments in securities of governmental issuers outside the United States, which are generally considered to be of higher credit quality than are securities of private issuers domiciled outside the United States. Accordingly, such a diversification limitation might increase the fund's investment risk. Although the fund is nondiversified, it has no current intention of investing more than 5% of its assets in securities of any one corporate issuer. In addition, the fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See “Taxes and Distributions.”)

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Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

* * * * * *

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Portfolio turnover — The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund’s intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund’s tax status. Portfolio changes will be made without regard to the length of time particular investments may have been held. Higher portfolio turnover (100% or more) may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal year ended December 31, 2017 and the fiscal period ended December 31, 2016 were 111% and 19%, respectively. The increase in turnover was partly due to a change in the fund’s fiscal year end from September 30 to December 31. Therefore, the fund’s portfolio turnover rate for the fiscal period ended December 31, 2016 only reflects three months’ activity, whereas the turnover rate for the fiscal year ended December 31, 2017 reflects twelve months’ activity. The fund’s portfolio turnover rate excluding mortgage dollar roll transactions for the fiscal period ended December 31, 2017 was 95%. See “Forward commitment, when issued and delayed delivery transactions” above for more information on mortgage dollar rolls. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the four fiscal years ended September 30, 2016, the three months ended December 31, 2016 and the fiscal year ended December 31, 2017.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including derivatives, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or government sponsored enterprises or repurchase agreements with respect thereto.

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Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
William H. Baribault, 1945 Trustee (2010)	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, educational and nonprofit organizations
James G. Ellis, 1947 Trustee (2006)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation Former director of Quiksilver, Inc. (until 2014)	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, municipal and nonprofit organizations · MBA
Nariman Farvardin, 1956 Trustee (2018)	President, Stevens Institute of Technology	78	Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)

· Senior management experience, educational institution

· Corporate board experience

· Professor, electrical and computer engineering

· Service on advisory boards and councils for educational, nonprofit and governmental organizations

· MS, PhD, electrical engineering

Capital World Bond Fund — Page 29

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Leonard R. Fuller, 1946 Trustee (1994)	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None	· Former partner, public accounting firm · Financial management consulting · Service on advisory and trustee boards for municipal, educational and nonprofit organizations · MBA
Mary Davis Holt, 1950 Trustee (2015-2016; 2017)	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None

· Service as chief operations officer, global media company

· Senior corporate management experience

· Corporate board experience

· Service on advisory and trustee boards for educational, business and nonprofit organizations

· MBA

R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive) (2005)	Private investor	81	Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014); The Swiss Helvetia Fund, Inc. (until 2016)	· Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) · Service on trustee boards for charitable, educational and nonprofit organizations

Capital World Bond Fund — Page 30

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Merit E. Janow, 1958 Trustee (2010)	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc. Former director of The NASDAQ Stock Market LLC (until 2016)

· Service with Office of the U.S. Trade Representative and U.S. Department of Justice

· Corporate board experience

· Service on advisory and trustee boards for charitable, educational and nonprofit organizations

· Experience as corporate lawyer

· JD

Laurel B. Mitchell, PhD, 1955 Trustee (2010)	Chair, California Jump$tart Coalition for Personal Financial Literacy; Part-time faculty, Pomona College; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None

· Professor at multiple universities

· Service in the Office of Chief Accountant and Enforcement Division of the U.S. Securities and Exchange Commission

· Experience in corporate management and public accounting

· Service on advisory and trustee boards for charitable, educational and nonprofit organizations

· PhD, accounting

· Formerly licensed as CPA

Frank M. Sanchez, 1943 Trustee (1999)	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None	· Senior academic leadership position · Corporate board experience · Service on advisory and trustee boards for charitable and nonprofit organizations · PhD, education administration and finance

Capital World Bond Fund — Page 31

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Margaret Spellings, 1957 Trustee (2010)	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	Former director of Apollo Education Group, Inc. (until 2013); ClubCorp Holdings, Inc. (until 2017)

· Former U.S. Secretary of Education, U.S. Department of Education

· Former Assistant to the President for Domestic Policy, The White House

· Former senior advisor to the Governor of Texas

· Service on advisory and trustee boards for charitable and nonprofit organizations

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Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund’s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
John H. Smet, 1956 Vice Chairman of the Board (2011)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None
Michael C. Gitlin, 1970 Trustee (2015)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	18	None

Capital World Bond Fund — Page 33

Other officers5

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Thomas H. Høgh, 1963 President (2001)	Partner – Capital Fixed Income Investors, Capital Research Company*
Mark A. Brett, 1958 Senior Vice President (2016)	Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*; Partner – Capital Fixed Income Investors, Capital International Limited*; Senior Vice President, Capital International Limited*; Senior Vice President, Capital International Sàrl*; Director, Capital Strategy Research, Inc.*
David A. Daigle, 1967 Senior Vice President (2015)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*
Robert H. Neithart, 1965 Senior Vice President (2011)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*; Chairman of the Board, Capital Strategy Research, Inc.*
Kristine M. Nishiyama, 1970 Senior Vice President (2003)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company*
Steven I. Koszalka, 1964 Secretary (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer (2012)	Vice President – Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary (2014)	Associate – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2010)	Vice President – Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer (2015)	Vice President - Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.

3 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

4 The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5 All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Capital World Bond Fund — Page 34

Fund shares owned by trustees as of December 31, 2017:

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds within American Funds family overseen by trustee
Independent trustees
William H. Baribault	None	Over $100,000	N/A	$50,001 – $100,000
James G. Ellis	$10,001 – $50,000	Over $100,000	N/A	N/A
Nariman Farvardin[4]	N/A	Over $100,000	N/A	Over $100,000
Leonard R. Fuller	None	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Mary Davis Holt	None	Over $100,000	N/A	N/A
R. Clark Hooper	$10,001 – $50,000	Over $100,000	N/A	Over $100,000
Merit E. Janow	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	$10,001 – $50,000	Over $100,000	$10,001 – $50,000	Over $100,000
Frank M. Sanchez	None	$1 – $10,000	N/A	N/A
Margaret Spellings	None	Over $100,000	$50,001 – $100,000	Over $100,000

Name	Dollar range[1,2] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustees
John H. Smet	Over $100,000	Over $100,000
Michael C. Gitlin	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 N/A indicates that the listed individual, as of December 31, 2017, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

4 Dr. Farvardin was elected to the board effective January 1, 2018.

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Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $3,069 to $6,379, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended December 31, 2017:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
William H. Baribault	$ 8,410	$385,500
James G. Ellis	8,366	392,000
Nariman Farvardin[3]	N/A	187,500
Leonard R. Fuller[2]	8,094	382,000
Mary Davis Holt[4]	4,608	264,834
R. Clark Hooper	9,666	463,800
Merit E. Janow	8,040	364,000
Laurel B. Mitchell[2]	11,046	294,500
Frank M. Sanchez	10,567	283,500
Margaret Spellings[2]	6,798	438,400

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2017 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2017 fiscal year for participating trustees is as follows: Leonard R. Fuller ($23,218), Laurel B. Mitchell ($9,010) and Margaret Spellings ($16,188). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

3 Dr. Farvardin was elected to the board effective January 1, 2018.

4 Ms. Holt was re-elected to the board effective June 8, 2017.

Capital World Bond Fund — Page 36

Fund organization and the board of trustees — The fund, an open-end, non-diversified management investment company, was organized as a Maryland corporation on June 8, 1987, and reorganized as a Delaware statutory trust on December 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Virginia College Savings PlanSM (Virginia529SM) will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s agreement and declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Capital World Bond Fund — Page 37

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.
Committees of the board of trustees — The fund has an audit committee comprised of Leonard R. Fuller, Mary Davis Holt, Laurel B. Mitchell and Frank M. Sanchez. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2017 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held two meetings during the 2017 fiscal year.

The fund has a nominating and governance committee comprised of William H. Baribault, James G. Ellis, Nariman Farvardin, R. Clark Hooper, Merit E. Janow and Margaret Spellings. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2017 fiscal year.

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The independent board members of the fund have oversight responsibility for the fund and certain other funds managed by the investment adviser. As part of their oversight responsibility for these funds, each independent board member sits on one of three fund review committees comprised solely of independent board members. The three committees are divided by portfolio type. Each committee functions independently and is not a decision making body. The purpose of the committees is to assist the board of each fund in the oversight of the investment management services provided by the investment adviser. In addition to regularly monitoring and reviewing investment results, investment activities and strategies used to manage the fund’s assets, the committees also receive reports from the investment adviser’s Principal Investment Officers for the funds, portfolio managers and other investment personnel concerning efforts to achieve the fund’s investment objectives. Each committee reports to the full board of the fund.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the Joint Proxy Committee of the American Funds (“JPC”), as appropriate.

The JPC is composed of independent board members from each American Funds board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

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From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with the American Funds organization, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

In cases where a fund is co-managed and a portfolio company is held by more than one of the investment adviser’s equity investment divisions, voting ties are resolved by the equity investment division or divisions with the larger position in the portfolio company as of the record date for the shareholder meeting.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an

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investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on February 1, 2018. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class C Class F-3 Class 529-A	40.84% 10.15 86.46 9.32
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2 Class R-1	8.27 9.47 11.56 19.16 7.54
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class C Class F-1 Class F-2	5.08 16.58 8.67
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1	14.65
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-1 Class F-2 Class 529-C	10.22 6.00 5.07
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-1	7.76
Wells Fargo Clearing Services, Inc. Custody Account Saint Louis, MO	Record	Class F-2	36.32
UBS WM USA Omnibus Account Weehawken, NJ	Record	Class F-2	5.20
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class 529-A Class 529-C	6.53 9.41
MassMutual Financial Group Omnibus Account Atlanta, GA	Record	Class R-1	9.81
Falders Retirement Plan Greenwood Village, CO	Record Beneficial	Class R-2E	12.74
Physical Therapy Associates 401K Plan Greenwood Village, CO	Record Beneficial	Class R-2E	6.18
Evans Manufacturing, Inc. 401K Plan Greenwood Village, CO	Record Beneficial	Class R-2E	6.18
Hixson Sand & Gravel, Inc. 401K Plan Greenwood Village, CO	Record Beneficial	Class R-2E	5.91
Salina Sports Medicine and Orthopedic Clinic Retirement Plan Englewood, CO	Record Beneficial	Class R-2E	5.29
Ameritas Life Insurance Corporation 401K Plan Lincoln, NE	Record Beneficial	Class R-4	11.81

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Name and address	Ownership	Ownership percentage
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	27.37
Northern California Pipe Trade Local 342 Phoenix, AZ	Record	Class R-5	14.66
Yeo & Yeo Management, Inc. Retirement Plan Greenwood Village, CO	Record Beneficial	Class R-5E	37.75
401K Plan #1 Greenwood Village, CO	Beneficial	Class R-5E	21.01
401K Plan #2 Boothwyn, PA	Beneficial	Class R-5E	7.24
American Funds 2025 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	28.48
American Funds 2020 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	23.36
American Funds 2030 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	19.60
American Funds 2015 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	8.82

Because Class T and Class 529-T shares are not currently offered to the public, Capital Research and Management Company, the fund’s investment adviser, owns 100% of the fund‘s outstanding Class T and Class 529-T shares.

As of February 1, 2018, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

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Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: Bloomberg Barclays Global Aggregate Index, a custom average consisting of one share class per fund of global income funds that disclose investment objectives and strategies comparable to those of the fund, Bloomberg Barclays U.S. Corporate High Yield Index 2% Issuer Cap and a custom average consisting of one share class per fund of high yield funds that disclose investment objectives and strategies comparable to those of the fund. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

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Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of December 31, 2017:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Thomas H. Høgh	Over $1,000,000	1	$2.5	2	$0.76	1	$0.13
Mark A. Brett	Over $1,000,000	4	$34.2	4	$0.96	1	$0.13
David A. Daigle	$500,001 – $1,000,000	5	$157.9	3	$0.94	2	$0.67
Robert H. Neithart	Over $1,000,000	7	$94.4	8	$4.46	10	$4.78

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

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Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until April 30, 2018, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

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The investment adviser is currently reimbursing a portion of the expenses of Class R-5E shares of the fund. This reimbursement will be in effect through at least March 1, 2019. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. For the fiscal year ended December 31, 2017, the total expenses reimbursed by the investment adviser were $1,000. For the three-month fiscal period ended December 31, 2016 and the fiscal year ended September 30, 2016, the total expenses reimbursed by the investment adviser were less than $1,000.

The management fee is based on the following annualized rates and daily net asset levels:

Rate	Net asset level
	In excess of	Up to
0.57%	$ 0	$ 1,000,000,000
0.50	1,000,000,000	3,000,000,000
0.45	3,000,000,000	6,000,000,000
0.41	6,000,000,000	10,000,000,000
0.38	10,000,000,000	15,000,000,000
0.36	15,000,000,000

For the fiscal year ended December 31, 2017, the three-month fiscal period ended December 31, 2016, and the fiscal year ended September 30, 2016, the investment adviser earned from the fund management fees of $54,104,000, $13,574,000 and $55,307,000, respectively.

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Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, T, F, R and 529 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, T, F, R and 529 shares. The Administrative Agreement will continue in effect until April 30, 2018, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, T, F, R and 529 shares for administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2017 fiscal year, administrative services fees were:

Administrative services fee
Class A	$582,000
Class C	153,000
Class T	—*
Class F-1	154,000
Class F-2	741,000
Class F-3	458,000
Class 529-A	147,000
Class 529-C	53,000
Class 529-E	8,000
Class 529-T	—*
Class 529-F-1	18,000
Class R-1	5,000
Class R-2	65,000
Class R-2E	1,000
Class R-3	71,000
Class R-4	56,000
Class R-5E	—*
Class R-5	41,000
Class R-6	1,237,000

* Amount less than $1,000.

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Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	December 31, 2017	$1,520,000	$5,820,000
	December 31, 2016*	457,000	1,758,000
	September 30, 2016	2,322,000	8,810,000
Class C	December 31, 2017	65,000	218,000
	December 31, 2016*	21,000	73,000
	September 30, 2016	40,000	352,000
Class 529-A	December 31, 2017	77,000	283,000
	December 31, 2016*	22,000	85,000
	September 30, 2016	89,000	326,000
Class 529-C	December 31, 2017	6,000	55,000
	December 31, 2016*	5,000	15,000
	September 30, 2016	5,000	81,000

* Three-month fiscal period ended December 31, 2016.

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Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .30% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

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Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

Payment of service fees — For purchases of less than $1 million, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A, C, 529-A or 529-C shares. For purchases of $1 million or more, payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in Class A or 529-A shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of the prospectus.

During the 2017 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$14,502,000	$1,338,000
Class C	3,048,000	274,000
Class T	—	—
Class F-1	768,000	78,000
Class 529-A	665,000	59,000
Class 529-C	1,050,000	107,000
Class 529-E	77,000	9,000
Class 529-T	—	—
Class 529-F-1	—	—
Class R-1	94,000	8,000
Class R-2	961,000	210,000
Class R-2E	18,000	2,000
Class R-3	703,000	130,000
Class R-4	280,000	43,000

Capital World Bond Fund — Page 51

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial advisor at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia529 — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia529 receives a quarterly fee accrued daily and calculated at the annual rate of .10% on the first $20 billion of the net assets invested in Class 529 shares of the American Funds, .05% on net assets between $20 billion and $100 billion and .03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

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Other compensation to dealers — As of July 2017, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

Advisor Group

AIG Capital Services Inc

FSC Securities Corporation

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Woodbury Financial Services, Inc.

American Portfolios Financial Services, Inc.

American Portfolios Advisors, Inc

American Portfolios Financial Services, Inc.

AXA Advisors, LLC

Cadaret, Grant & Co., Inc.

Cambridge

Cambridge Advisors LLC

Cambridge Advisors, Inc.

Cambridge Appleton Trust

Cambridge Associates, LLC (USA)

Cambridge Investment Research Advisors, Inc.

Cambridge Investment Research, Inc.

Cambridge Southern Financial Advisors

Cambridge Wealth Management

Cetera Financial Group

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Advisers LLC

Cetera Investment Services LLC

CIMAS, LLC

First Allied Securities Inc

Girard Securities, Inc.

Investors Capital Corp.

J.P. Turner & Company, L.L.C.

Summit Brokerage Services, Inc.

VSR Financial Services, Inc.

Commonwealth

Commonwealth Advisory Group, LTD

Commonwealth Bank and Trust Company

Commonwealth Financial Advisors, LLC

Commonwealth Financial Network

D.A. Davidson & Co.

Edward Jones

Fidelity Investments

Hefren-Tillotson, Inc.

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HTK / Janney Montgomery Group

Hornor, Townsend & Kent, Inc.

Janney Montgomery Scott LLC

J.J.B. Hilliard Lyons

Hilliard Lyons Trust Company LLC

J.J.B. Hilliard, W. L. Lyons, LLC

John Hancock

Signator Investors, Inc.

J.P. Morgan Chase Banc One

J.P. Morgan Securities LLC

JP Morgan Chase Bank, N.A.

Kestra Securities

Kestra Advisory Services LLC

Kestra Investment Services LLC

Kestra Private Wealth Services, LLC

NFP Advisor Services LLC

NFP Corporate Services (mn), Inc.

NFP Retirement

NFP Retirement Inc.

Ladenburg Thalmann Group

Investacorp, Inc.

KMS Financial Services, Inc.

Ladenburg, Thalmann Asset Management Inc.

Ladenburg, Thalmann & Co., Inc.

Securities America, Inc.

Securities Service Network Inc.

Triad Advisors, Inc.

Lincoln Network

Lincoln Financial Advisors Corporation

Lincoln Financial Distributors, Inc.

Lincoln Financial Securities Corporation

LPL Financial LLC

Mass Mutual / MML

MassMutual Trust Company FSB

MML Distributors LLC

MML Investors Services, LLC

MSI Financial Srvices Inc.

The Massmutual Trust Company FSB

Merrill Lynch Banc of America

Bank of America

Bank of America, NA

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley Smith Barney LLC

NMIS

Northwestern Mutual Investment Services, LLC

Northwestern Mutual Wealth Management Co

NPH / Jackson National

Invest Financial Corporation

Investment Centers of America, Inc.

National Planning Corporation

SII Investments, Inc.

Park Avenue Securities LLC

Capital World Bond Fund — Page 54

PFS

PFS Investments Inc.

Puplava Securities, Inc.

PNC Network

PNC Bank, National Association

PNC Investments LLC

Raymond James Group

Raymond James & Associates, Inc.

Raymond James (USA) LTD.

Raymond James Financial Services Advisors, Inc.

Raymond James Financial Services Inc.

RBC Capital Markets, LLC

Robert W. Baird & Co, Incorporated

Securian / H. Beck / CRI

CRI Securities, LLC

H. Beck, Inc.

Securian Financial Services, Inc.

Stifel, Nicolaus & Co

Sterne Agee Investment Advisor Services, Inc.

Stifel Trust Company, N.A.

Stifel, Nicolaus & Company, Incorporated

UBS

UBS Financial Services, Inc.

UBS Securities, LLC

Voya Financial

ING Financial Advisers, LLC

Voya Financial Advisors, Inc.

Voya Financial Partners LLC

Wells Fargo Network

Wells Fargo

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors Latin American Channel

Wells Fargo Advisors LLC (WBS)

Wells Fargo Advisors Private Client Group

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services LLC

Wells Fargo Securities, LLC

Capital World Bond Fund — Page 55

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed income securities includes underwriting fees. Prices for fixed income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace in respect of both execution and research — taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, commission rates that other institutional investors are paying, and the provision of brokerage and research products and services. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, either directly or through a commission sharing arrangement, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services, it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

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The investment adviser may pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer to be used to compensate the broker-dealer for proprietary research or to be paid to a third-party research provider for research it has provided.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

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Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. The investment adviser will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The investment adviser will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on portfolio transactions for the fiscal year ended December 31, 2017, the three-month fiscal period ended December 31, 2016, and the fiscal year ended September 30, 2016 amounted to $2, $0 and $5, respectively. Increases (or decreases) in the dollar amount of brokerage commissions paid by the fund over the last three fiscal years resulted from increases (or decreases) in the volume of trading activity.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Citigroup Inc., Goldman Sachs Group Inc., Wells Fargo & Co., Morgan Stanley & Co and JP Morgan. At the end of the fund’s most recently completed fiscal year, the fund held debt securities of Citigroup Inc. in the amount of $26,517,000, Goldman Sachs Group, Inc. in the amount of $54,143,000, Wells Fargo & Company in the amount of $8,912,000, Morgan Stanley & Co. LLC in the amount of $16,326,000 and JP Morgan Securities LLC in the amount of $46,194,000.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

Certain intermediaries are provided additional information about the fund’s management team, including information on the fund’s portfolio securities they have selected, as of quarter end. This information, which is based on the fund’s publicly disclosed holdings, is provided to larger intermediaries that require the information to make the fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to perform analysis on the fund.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund’s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this

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statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

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Fixed income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including both interest rate swaps and positions in credit default swap indices, are valued using market quotations or valuations provided by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has appointed the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the

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security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M, including the asset diversification test. The asset diversification test requires that at the close of each quarter of the fund’s taxable year that (i) at least 50% of the fund’s assets be invested in cash and cash items, government securities, securities of other funds and other securities which, with respect to any one issuer, represent neither more than 5% of the assets of the fund nor more than 10% of the voting securities of the issuer, and (ii) no more than 25% of the fund’s assets be invested in the securities of any one issuer (other than government securities or the securities of other funds), the securities (other than the securities of other funds) of two or more issuers that the fund controls and are engaged in similar trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Since the fund’s distribution of net investment income may exceed its earnings and profits for tax purposes, a portion of the distribution may be classified as a return of capital. Return of capital distributions decrease your cost basis and are not taxable until your cost basis has been reduced to zero. If your cost base is zero, return of capital distributions are treated as capital gains.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

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The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to

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shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Tax consequences of investing in derivatives — The fund may enter into transactions involving derivatives, such as futures, swaps and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to the fund, accelerate the fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of fund distributions.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at americanfunds.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, C, T or F-1 shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial advisor.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F-1 shares may also generally be exchanged without a sales charge for the corresponding 529 share class.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. However, exchanges are not permitted from Class A shares of American Funds U.S. Government Money Market Fund to Class C shares of (1) American Funds Short-Term Tax-Exempt Bond Fund, (2) Intermediate Bond Fund of America, (3) Limited Term Tax-Exempt Bond Fund of America, (4) Short-Term Bond Fund of America or (5) American Funds Inflation Linked Bond Fund.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or americanfunds.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

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processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Class C shares of the fund automatically convert to Class F-1 shares and Class 529-C shares of the fund automatically convert to Class 529-A shares, in each case in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion features of the Class C and Class 529-C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

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Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

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Other purchases

If requested, Class A shares of the American Funds will be sold at net asset value to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;
(2)	companies exchanging securities with the fund through a merger, acquisition or exchange offer; and
(3)	The Capital Group Companies, Inc. and its affiliated companies.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but

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less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

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· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

Capital World Bond Fund — Page 77

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

If requested, the CDSC on Class A shares of the American Funds will be waived for bulk conversions to another share class in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

Capital World Bond Fund — Page 78

Other sales charge waivers — Waivers of all or a portion of the contingent deferred sales charge on Class C shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

Capital World Bond Fund — Page 79

Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds U.S. Government Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

Capital World Bond Fund — Page 80

Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

Capital World Bond Fund — Page 81

Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are

Capital World Bond Fund — Page 82

automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds U.S. Government Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

Capital World Bond Fund — Page 83

General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2017 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$12,529,000
Class C	674,000
Class T	—*
Class F-1	387,000
Class F-2	1,932,000
Class F-3	149,000
Class 529-A	566,000
Class 529-C	221,000
Class 529-E	15,000
Class 529-T	—*
Class 529-F-1	70,000
Class R-1	14,000
Class R-2	479,000
Class R-2E	7,000
Class R-3	240,000
Class R-4	122,000
Class R-5E	—*
Class R-5	48,000
Class R-6	9,000

*Amount less than $1,000.

Capital World Bond Fund — Page 84

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC. Deloitte Tax LLP prepares tax returns for the fund. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, 300 South Grand Avenue, 22nd Floor, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on December 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

Capital World Bond Fund — Page 85

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — December 31, 2017

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$19.97
Maximum offering price per share (100/96.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$20.75

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

Capital World Bond Fund — Page 86

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed-income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds Developing World Growth and Income FundSM	30100	33100	43100	34100	36100	37100
American Funds Global Balanced FundSM	037	337	43037	437	637	737
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income FundSM	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors FundSM	001	301	43001	401	601	701
Fixed-income funds
American Funds Emerging Markets Bond Fund®	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund®	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds Strategic Bond FundSM	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds U.S. Government Money Market FundSM	059	359	43059	459	659	759

Capital World Bond Fund — Page 87

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
Stock and stock/fixed-income funds
AMCAP Fund	1002	1302	1502	46002	1402
American Balanced Fund	1011	1311	1511	46011	1411
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100
American Funds Global Balanced Fund	1037	1337	1537	46037	1437
American Mutual Fund	1003	1303	1503	46003	1403
Capital Income Builder	1012	1312	1512	46012	1412
Capital World Growth and Income Fund	1033	1333	1533	46033	1433
EuroPacific Growth Fund	1016	1316	1516	46016	1416
Fundamental Investors	1010	1310	1510	46010	1410
The Growth Fund of America	1005	1305	1505	46005	1405
The Income Fund of America	1006	1306	1506	46006	1406
International Growth and Income Fund	1034	1334	1534	46034	1434
The Investment Company of America	1004	1304	1504	46004	1404
The New Economy Fund	1014	1314	1514	46014	1414
New Perspective Fund	1007	1307	1507	46007	1407
New World Fund	1036	1336	1536	46036	1436
SMALLCAP World Fund	1035	1335	1535	46035	1435
Washington Mutual Investors Fund	1001	1301	1501	46001	1401
Fixed-income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460
American Funds Mortgage Fund	1042	1342	1542	46042	1442
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112
American High-Income Trust	1021	1321	1521	46021	1421
The Bond Fund of America	1008	1308	1508	46008	1408
Capital World Bond Fund	1031	1331	1531	46031	1431
Intermediate Bond Fund of America	1023	1323	1523	46023	1423
Short-Term Bond Fund of America	1048	1348	1548	46048	1448
U.S. Government Securities Fund	1022	1322	1522	46022	1422
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459

Capital World Bond Fund — Page 88

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed-income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed-income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

Capital World Bond Fund — Page 89

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

Capital World Bond Fund — Page 90

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds College Target Date Series®
American Funds College 2036 FundSM	10125	13125	15125	46125	14125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494
American Funds College 2027 Fund®	1093	1393	1593	46093	1493
American Funds College 2024 Fund®	1092	1392	1592	46092	1492
American Funds College 2021 Fund®	1091	1391	1591	46091	1491
American Funds College 2018 Fund®	1090	1390	1590	46090	1490
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	355	43055	455	655	755
American Funds Growth PortfolioSM	053	353	43053	453	653	753
American Funds Growth and Income PortfolioSM	051	351	43051	451	651	751
American Funds Moderate Growth and Income PortfolioSM	050	350	43050	450	650	750
American Funds Conservative Growth and Income PortfolioSM	047	347	43047	447	647	747
American Funds Tax-Advantaged Growth and Income PortfolioSM	046	346	43046	446	646	746
American Funds Preservation PortfolioSM	045	345	43045	445	645	745
American Funds Tax-Exempt Preservation PortfolioSM	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455
American Funds Growth Portfolio	1053	1353	1553	46053	1453
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447
American Funds Tax-Advantaged Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Advantaged Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Capital World Bond Fund — Page 91

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	33109	43109	34109	36109	37109
American Funds Retirement Income Portfolio – ModerateSM	30110	33110	43110	34110	36110	37110
American Funds Retirement Income Portfolio – EnhancedSM	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

Capital World Bond Fund — Page 92

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Capital World Bond Fund — Page 93

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

Capital World Bond Fund — Page 94

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Capital World Bond Fund — Page 95

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

Capital World Bond Fund — Page 96

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

Capital World Bond Fund — Page 97

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Capital World Bond Fund — Page 98

Capital World Bond Fund®
Investment portfolio
December 31, 2017
Bonds, notes & other debt instruments 91.41% Euros 13.59%	Principal amount (000)	Value (000)
Allianz SE, 4.75% 2049	€9,300	$13,288
Argentine Republic 2.26% 2038[1]	8,105	7,124
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024	13,500	16,870
Belgium (Kingdom of), Series 79, 0.20% 2023	15,500	18,751
Belgium (Kingdom of), Series 68, 2.25% 2023	7	9
Belgium (Kingdom of), Series 77, 1.00% 2026	48,300	60,557
BT Group PLC 1.125% 2023	4,100	5,029
BT Group PLC 1.50% 2027	4,225	5,051
CaixaBank, SA 5.00% 2023	19,100	23,823
Croatia (Republic of) 3.00% 2025	16,250	21,063
Croatia (Republic of) 3.00% 2027	15,950	20,573
Deutsche Telekom International Finance BV 0.875% 2024	2,300	2,801
France Télécom 5.625% 2018	1,500	1,840
French Republic O.A.T. 1.00% 2019	14,750	18,093
French Republic O.A.T. 0% 2021	16,000	19,395
French Republic O.A.T. 0.50% 2026	33,100	39,902
French Republic O.A.T. 1.00% 2027	12,600	15,625
French Republic O.A.T. 1.85% 2027[2]	37,544	57,214
French Republic O.A.T. 3.25% 2045	4,825	7,814
French Republic O.A.T. 2.00% 2048	3,350	4,248
Germany (Federal Republic of) 2.00% 2022	17,000	22,331
Germany (Federal Republic of) 0.10% 2023[2]	6,492	8,399
Germany (Federal Republic of) 0.10% 2026[2]	137,853	182,647
Germany (Federal Republic of) 0.50% 2026	32,820	40,294
Germany (Federal Republic of) 0.25% 2027	2,600	3,089
Germany (Federal Republic of) 2.50% 2046	55,000	86,671
Germany (Federal Republic of) 1.25% 2048	15,950	19,098
Greece (Hellenic Republic of) 3.50% 2023	2,359	2,819
Greece (Hellenic Republic of) 3.75% 2028	3,193	3,726
Greece (Hellenic Republic of) 3.90% 2033	3,335	3,757
Greece (Hellenic Republic of) 4.00% 2037	2,659	2,962
Greece (Hellenic Republic of) 4.20% 2042	2,609	2,904
HSBC Holdings PLC 3.375% 2024	6,850	8,491
Indonesia (Republic of) 3.375% 2025	1,400	1,900
Intesa Sanpaolo SpA 6.625% 2023	15,870	23,939
Ireland (Republic of) 3.40% 2024	24,120	34,570
Ireland (Republic of) 5.40% 2025	17,640	28,609
Ireland (Republic of) 1.00% 2026	10,000	12,325
Ireland (Republic of) 2.40% 2030	5,005	6,923
Ireland (Republic of) 2.00% 2045	8,700	10,974
Italy (Republic of) 3.75% 2021	4,000	5,345
Italy (Republic of) 0.90% 2022	43,650	52,785
Italy (Republic of) 1.35% 2022	18,550	22,940
Italy (Republic of) 1.45% 2022	52,700	65,281
Italy (Republic of) 0.95% 2023	155,525	186,977
Italy (Republic of) 4.75% 2023	13,200	19,081
Italy (Republic of) 1.85% 2024	39,500	49,052
Capital World Bond Fund — Page 1 of 28

Bonds, notes & other debt instruments Euros (continued)	Principal amount (000)	Value (000)
Italy (Republic of) 4.50% 2024	€16,350	$23,411
Italy (Republic of) 1.50% 2025	15,950	19,078
Lloyds Banking Group PLC 6.50% 2020	4,850	6,638
NN Group NV, 4.50% 2049	7,920	10,740
Portuguese Republic 2.875% 2025	51,800	68,610
Portuguese Republic 2.875% 2026	58,000	75,986
Portuguese Republic 4.125% 2027	101,250	144,315
Spain (Kingdom of) 0.40% 2022	10,000	12,085
Spain (Kingdom of) 5.40% 2023	3,200	4,800
Spain (Kingdom of) 1.80% 2024[2]	2,042	2,831
Spain (Kingdom of) 3.80% 2024	22,640	32,340
Spain (Kingdom of) 1.30% 2026	17,050	20,436
Spain (Kingdom of) 5.15% 2028	14,290	22,987
Svenska Handelsbanken AB 2.656% 2024	9,650	11,877
Vale SA 3.75% 2023	3,950	5,350
Veolia Environnement 4.247% 2021	450	607
		1,729,050
Japanese yen 8.61%
Japan, Series 113, 0.30% 2018	¥2,645,000	23,524
Japan, Series 128, 0.10% 2021	5,130,000	45,870
Japan, Series 326, 0.70% 2022	2,115,000	19,518
Japan, Series 17, 0.10% 2023[2]	2,885,640	26,814
Japan, Series 18, 0.10% 2024[2]	21,300,480	198,401
Japan, Series 19, 0.10% 2024[2]	11,817,080	110,436
Japan, Series 337, 0.30% 2024	5,065,000	46,074
Japan, Series 336, 0.50% 2024	3,815,000	35,182
Japan, Series 20, 0.10% 2025[2]	4,039,090	37,837
Japan, Series 340, 0.40% 2025	5,460,000	50,064
Japan, Series 21, 0.10% 2026[2]	4,055,135	38,131
Japan, Series 344, 0.10% 2026	3,760,000	33,646
Japan, Series 346, 0.10% 2027	11,630,000	103,983
Japan, Series 116, 2.20% 2030	2,995,000	33,127
Japan, Series 145, 1.70% 2033	9,600,000	102,863
Japan, Series 150, 1.40% 2034	4,370,000	45,090
Japan, Series 161, 0.60% 2037	3,645,000	32,681
Japan, Series 42, 1.70% 2044	8,110,000	88,638
Japan, Series 53, 0.60% 2046	2,695,000	22,748
		1,094,627
Polish zloty 4.16%
Poland (Republic of), Series 0420, 1.50% 2020	PLN258,675	73,739
Poland (Republic of), Series 1020, 5.25% 2020	372,350	116,499
Poland (Republic of), Series 1021, 5.75% 2021	594,520	192,534
Poland (Republic of), Series 0922, 5.75% 2022	212,555	69,764
Poland (Republic of), Series 1023, 4.00% 2023	134,230	41,127
Poland (Republic of), Series 0725, 3.25% 2025	121,500	35,224
		528,887
Mexican pesos 3.56%
América Móvil, SAB de CV 8.46% 2036	MXN15,000	697
Petróleos Mexicanos 7.19% 2024	133,000	6,026
Petróleos Mexicanos 7.47% 2026	18,000	809
Red de Carreteras de Occidente 9.00% 2028[1]	36,950	1,820
United Mexican States 4.00% 2019[2]	356,363	18,271
Capital World Bond Fund — Page 2 of 28

Bonds, notes & other debt instruments Mexican pesos (continued)	Principal amount (000)	Value (000)
United Mexican States 4.00% 2040[2]	MXN301,721	$16,128
United Mexican States 4.00% 2046[2]	73,648	3,955
United Mexican States, Series M, 6.50% 2021	3,442,500	169,275
United Mexican States, Series M, 6.50% 2022	376,800	18,362
United Mexican States, Series M20, 10.00% 2024	1,241,000	71,205
United Mexican States, Series M, 5.75% 2026	2,683,500	120,778
United Mexican States, Series M, 7.50% 2027	167,000	8,402
United Mexican States, Series M30, 10.00% 2036	190,000	11,803
United Mexican States, Series M, 7.75% 2042	102,500	5,187
		452,718
Indian rupees 2.32%
HDFC Bank Ltd. 7.95% 2026	INR200,000	3,136
India (Republic of) 7.80% 2021	4,177,400	67,046
India (Republic of) 7.68% 2023	1,074,900	17,181
India (Republic of) 8.83% 2023	4,874,600	81,388
India (Republic of) 6.97% 2026	4,680,000	71,928
India (Republic of) 7.59% 2029	450,000	7,040
India (Republic of) 7.61% 2030	1,074,430	16,791
India (Republic of) 7.88% 2030	326,230	5,227
India (Republic of) 7.73% 2034	490,000	7,781
National Highways Authority of India 7.17% 2021	920,000	14,247
National Highways Authority of India 7.27% 2022	210,000	3,253
		295,018
Malaysian ringgits 2.23%
Malaysia (Federation of), Series 0511, 3.58% 2018	MYR30,354	7,544
Malaysia (Federation of), Series 0515, 3.759% 2019	75,050	18,697
Malaysia (Federation of), Series 0315, 3.659% 2020	154,061	38,416
Malaysia (Federation of), Series 0314, 4.048% 2021	36,250	9,113
Malaysia (Federation of), Series 0215, 3.795% 2022	39,875	9,880
Malaysia (Federation of), Series 0117, 3.882% 2022	75,674	18,952
Malaysia (Federation of), Series 0313, 3.48% 2023	44,100	10,734
Malaysia (Federation of), Series 0116, 3.80% 2023	227,126	56,185
Malaysia (Federation of), Series 0217, 4.059% 2024	37,300	9,308
Malaysia (Federation of), Series 0114, 4.181% 2024	19,600	4,908
Malaysia (Federation of), Series 0115, 3.955% 2025	117,450	28,847
Malaysia (Federation of), Series 0415, 3.99% 2025	11,500	2,789
Malaysia (Federation of), Series 0316, 3.90% 2026	60,000	14,646
Malaysia (Federation of), Series 0310, 4.498% 2030	194,100	48,057
Malaysia (Federation of), Series 0415, 4.254% 2035	5,900	1,403
Malaysia (Federation of), Series 0615, 4.786% 2035	18,000	4,441
		283,920
Brazilian reais 1.99%
Brazil (Federative Republic of) 0% 2019	BRL25,500	7,202
Brazil (Federative Republic of) 0% 2020	95,000	24,554
Brazil (Federative Republic of) 0% 2020	40,000	9,825
Brazil (Federative Republic of) 0% 2021	847,000	186,955
Brazil (Federative Republic of) 10.00% 2021	18,000	5,593
Brazil (Federative Republic of) 10.00% 2023	24,000	7,330
Brazil (Federative Republic of) 6.00% 2024[2]	9,242	2,898
Brazil (Federative Republic of) 10.00% 2027	27,000	8,038
		252,395
Capital World Bond Fund — Page 3 of 28

Bonds, notes & other debt instruments British pounds 1.88%	Principal amount (000)	Value (000)
Barclays Bank PLC 10.00% 2021	£200	$339
Electricité de France SA 6.00% 2114	700	1,381
France Télécom 8.125% 2028	1,700	3,539
Lloyds Banking Group PLC 7.625% 2025	1,650	2,993
National Grid Transco PLC 4.00% 2027	2,475	3,915
Nestlé Finance International Ltd. 2.25% 2023	400	571
United Kingdom 3.75% 2020	13,500	19,819
United Kingdom 1.75% 2022	24,400	34,510
United Kingdom 2.25% 2023	4,650	6,772
United Kingdom 1.25% 2027	17,250	23,352
United Kingdom 4.25% 2027	29,050	50,439
United Kingdom 3.25% 2044	24,550	43,176
United Kingdom 3.50% 2045	22,900	42,246
United Kingdom 2.50% 2065	2,400	4,241
Wal-Mart Stores, Inc. 5.625% 2034[3]	1,000	1,957
		239,250
Norwegian kroner 1.67%
Norway (Kingdom of) 3.75% 2021	NKr1,262,650	168,445
Norway (Kingdom of) 2.00% 2023	109,100	13,861
Norway (Kingdom of) 3.00% 2024	226,600	30,406
		212,712
Australian dollars 1.33%
Australia (Commonwealth of), Series 124, 5.75% 2021	A$92,700	80,672
Australia (Commonwealth of), Series 128, 5.75% 2022	64,200	57,502
Australia (Commonwealth of), Series 133, 5.50% 2023	24,400	21,986
Australia (Commonwealth of), Series 138, 3.25% 2029	10,900	8,946
		169,106
Thai baht 1.04%
Thailand (Kingdom of) 1.49% 2019	THB2,129,300	65,354
Thailand (Kingdom of) 1.875% 2022	1,270,600	39,182
Thailand (Kingdom of) 3.85% 2025	359,500	12,330
Thailand (Kingdom of) 2.125% 2026	528,000	15,955
		132,821
Danish kroner 0.88%
Nykredit Realkredit AS, Series 01E, 2.00% 2037[1]	DKr314,169	52,773
Nykredit Realkredit AS, Series 01E, 2.50% 2047[1]	77,396	12,995
Realkredit Danmark AS, Series 22S, 2.00% 2037[1]	274,705	46,166
		111,934
Canadian dollars 0.85%
Canada 0.75% 2021	C$31,500	24,281
Canada 1.00% 2022	16,200	12,386
Canada 2.25% 2025	84,600	68,500
Canada 3.50% 2045	3,200	3,184
		108,351
Capital World Bond Fund — Page 4 of 28

Bonds, notes & other debt instruments Chilean pesos 0.81%	Principal amount (000)	Value (000)
Chile (Banco Central de) 4.50% 2021	CLP57,715,000	$96,091
Chile (Banco Central de) 4.50% 2026	400,000	651
Chile (Republic of) 4.50% 2021	4,025,000	6,701
		103,443
Israeli shekels 0.63%
Israel (State of) 2.00% 2027	ILS98,500	29,171
Israel (State of) 5.50% 2042	118,575	50,635
		79,806
South African rand 0.60%
South Africa (Republic of), Series R-208, 6.75% 2021	ZAR92,650	7,317
South Africa (Republic of), Series R-186, 10.50% 2026	122,100	11,032
South Africa (Republic of), Series R-214, 6.50% 2041	889,100	50,788
South Africa (Republic of), Series R-2048, 8.75% 2048	96,900	7,102
		76,239
Turkish lira 0.45%
Turkey (Republic of) 10.50% 2020	TRY49,450	12,511
Turkey (Republic of) 9.20% 2021	21,975	5,286
Turkey (Republic of) 8.50% 2022	18,075	4,215
Turkey (Republic of) 11.00% 2022	116,600	29,684
Turkey (Republic of) 2.80% 2023[2]	4,163	1,102
Turkey (Republic of) 2.00% 2024[2]	15,095	4,652
		57,450
Colombian pesos 0.30%
Colombia (Republic of), Series B, 10.00% 2024	COP14,407,000	5,832
Colombia (Republic of), Series B, 7.50% 2026	75,610,000	27,114
Colombia (Republic of), Series B, 6.00% 2028	16,300,000	5,253
		38,199
Argentine pesos 0.30%
Argentine Republic 2.50% 2021[2]	ARS458,206	23,465
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 22.548% 2022[4]	243,700	13,052
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 29.00% 2028[4]	22,200	1,192
		37,709
South Korean won 0.27%
South Korea (Republic of), Series 2209, 2.00% 2022	KRW32,935,100	30,319
South Korea (Republic of), Series 2712, 2.375% 2027	4,800,000	4,452
		34,771
Uruguayan pesos 0.24%
Uruguay (Oriental Republic of) 9.875% 2022	UYU277,958	10,286
Uruguay (Oriental Republic of) 8.50% 2028	595,748	20,729
		31,015
Russian rubles 0.12%
Russian Federation 6.80% 2019	RUB187,575	3,260
Russian Federation 8.15% 2027	472,225	8,632
Russian Federation 8.50% 2031	147,750	2,780
		14,672
Capital World Bond Fund — Page 5 of 28

Bonds, notes & other debt instruments Hungarian forints 0.07%	Principal amount (000)	Value (000)
Hungary, Series A, 6.50% 2019	HUF2,000,000	$8,460
Nigerian naira 0.05%
Nigeria (Federal Republic of) 16.288% 2027	NGN955,290	2,948
Nigeria (Federal Republic of) 12.40% 2036	1,333,265	3,376
		6,324
New Zealand dollars 0.05%
New Zealand 4.50% 2027	NZ$7,250	5,884
Zambian kwacha 0.04%
Zambia (Republic of) 11.00% 2021	ZMW1,960	163
Zambia (Republic of) 12.00% 2023	650	51
Zambia (Republic of) 13.00% 2026	35,600	2,644
Zambia (Republic of) 14.00% 2032	20,500	1,628
Zambia (Republic of) 14.00% 2032	5,700	453
		4,939
Indonesian rupiah 0.03%
Indonesia (Republic of), Series 68, 8.375% 2034	IDR43,665,000	3,597
Ghana cedi 0.02%
Ghana (Republic of) 24.75% 2021	GHS4,135	1,108
Ghana (Republic of) 19.00% 2026	6,395	1,567
		2,675
Chinese yuan renminbi 0.01%
China (People’s Republic of), Series 1725, 3.82% 2027	CNY10,000	1,529
Sri Lankan rupees 0.00%
Sri Lanka (Democratic Socialist Republic of), Series A, 11.50% 2021	LKR50,000	345
U.S. dollars 43.31%
3M Co. 2.25% 2023	$2,870	2,848
ABB Finance (USA) Inc. 2.875% 2022	2,000	2,034
Abbott Laboratories 2.35% 2019	2,400	2,401
Abbott Laboratories 2.90% 2021	2,825	2,860
Abbott Laboratories 3.40% 2023	4,475	4,558
Abbott Laboratories 3.75% 2026	10,065	10,352
Abbott Laboratories 4.90% 2046	1,500	1,725
AbbVie Inc. 1.80% 2018	2,700	2,699
AbbVie Inc. 2.50% 2020	4,425	4,441
AbbVie Inc. 2.90% 2022	9,060	9,087
AbbVie Inc. 3.20% 2022	1,335	1,357
AbbVie Inc. 3.60% 2025	7,435	7,654
AbbVie Inc. 3.20% 2026	9,138	9,125
AbbVie Inc. 4.50% 2035	1,860	2,048
AbbVie Inc. 4.45% 2046	4,795	5,229
Abu Dhabi (Emirate of) 2.50% 2022[3]	10,600	10,407
Abu Dhabi (Emirate of) 3.125% 2027[3]	10,600	10,384
Capital World Bond Fund — Page 6 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2021[3]	$2,000	$2,205
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[3]	20,735	21,027
ACE INA Holdings Inc. 2.30% 2020	2,555	2,552
ACE INA Holdings Inc. 2.875% 2022	4,860	4,929
ACE INA Holdings Inc. 3.35% 2026	3,960	4,045
ACE INA Holdings Inc. 4.35% 2045	3,040	3,438
AEP Transmission Company LLC 3.10% 2026[3]	895	898
AES Corp. 5.50% 2025	1,875	1,978
AES Corp. 6.00% 2026	1,475	1,600
Aetna Inc. 1.70% 2018	1,495	1,493
Aleris International, Inc. 7.875% 2020	575	572
Alexandria Real Estate Equities, Inc. 2.75% 2020	790	794
Alexandria Real Estate Equities, Inc. 3.90% 2023	1,350	1,397
Alexandria Real Estate Equities, Inc. 3.95% 2028	550	563
Alexandria Real Estate Equities, Inc. 4.50% 2029	300	319
Allergan PLC 2.35% 2018	12,750	12,761
Allergan PLC 3.00% 2020	14,460	14,597
Allergan PLC 3.45% 2022	9,170	9,325
Allergan PLC 3.80% 2025	3,800	3,874
Alliant Energy Corporation 3.25% 2024	10,000	10,140
Allison Transmission Holdings, Inc. 5.00% 2024[3]	1,350	1,396
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.729% 2025[1,4,5]	1,000	1,006
Altria Group, Inc. 2.625% 2020	13,200	13,288
Altria Group, Inc. 2.625% 2026	2,500	2,419
Altria Group, Inc. 4.50% 2043	4,250	4,625
Amazon.com, Inc. 3.15% 2027[3]	170	171
Amazon.com, Inc. 3.875% 2037[3]	250	266
Amazon.com, Inc. 4.05% 2047[3]	320	346
American Axle & Manufacturing Holdings, Inc. 6.50% 2027[3]	1,350	1,433
American Campus Communities, Inc. 3.35% 2020	2,000	2,041
American Campus Communities, Inc. 3.75% 2023	3,090	3,172
American Campus Communities, Inc. 4.125% 2024	1,945	2,028
American Campus Communities, Inc. 3.625% 2027	1,375	1,362
American Electric Power Co., Inc. 2.15% 2020	2,100	2,092
American Electric Power Co., Inc. 3.20% 2027	250	249
American Energy (Marcellus), Term Loan A, (3-month USD-LIBOR + 7.50%) 8.960% 2021[1,4,5,6]	2,882	115
American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%) 5.710% 2020[1,4,5,6]	3,849	2,848
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 7.885% 2019[3,4]	450	407
American Energy (Permian Basin) 7.125% 2020[3]	4,285	3,492
American Energy (Permian Basin) 7.375% 2021[3]	1,145	927
American Express Co. 2.20% 2020	2,000	1,985
American Honda Finance Corp. 1.65% 2021	1,420	1,386
American Honda Finance Corp. 2.60% 2022	3,000	3,003
American International Group, Inc. 3.90% 2026	4,975	5,167
American International Group, Inc. 4.80% 2045	1,500	1,687
Anadarko Petroleum Corp. 4.85% 2021	265	280
Anadarko Petroleum Corp. 5.55% 2026	6,985	7,848
Anadarko Petroleum Corp. 6.60% 2046	3,280	4,231
Andeavor Logistics LP 3.50% 2022	2,770	2,767
Andeavor Logistics LP 4.25% 2027	990	1,000
Andeavor Logistics LP 5.20% 2047	800	837
Anglo American Capital PLC 4.00% 2027[3]	5,045	5,018
Anheuser-Busch InBev NV 2.65% 2021	7,000	7,040
Anheuser-Busch InBev NV 3.65% 2026	5,000	5,167
Anheuser-Busch InBev NV 4.95% 2042	450	522
Capital World Bond Fund — Page 7 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Anheuser-Busch InBev NV 4.90% 2046	$3,630	$4,220
Apple Inc. 2.30% 2022	3,000	2,980
Apple Inc. 2.50% 2022	4,860	4,867
Apple Inc. 2.90% 2027	8,500	8,407
Apple Inc. 3.00% 2027	5,000	4,974
Apple Inc. 3.20% 2027	1,500	1,520
Apple Inc. 3.35% 2027	4,340	4,450
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.693% 2025[1,4,5]	250	259
APT Pipelines Ltd. 4.20% 2025[3]	1,090	1,133
Argentine Republic 6.875% 2021	13,515	14,743
Argentine Republic 7.50% 2026	16,515	18,722
Argentine Republic 7.625% 2046	12,475	14,103
Associated Materials, LLC 9.00% 2024[3]	3,750	4,059
AT&T Inc. 3.90% 2027	14,808	14,932
AT&T Inc. 4.30% 2030[3]	919	920
AT&T Inc. 4.90% 2037	2,250	2,289
AT&T Inc. 5.15% 2046[3]	768	787
AT&T Inc. 5.15% 2050	8,871	8,950
Autoridad del Canal de Panama 4.95% 2035[1,3]	3,200	3,580
Avis Budget Group, Inc. 5.50% 2023	1,255	1,291
Avon Products, Inc. 7.875% 2022[3]	675	690
AXA SA 8.60% 2030	18,550	26,735
Bahrain (Kingdom of) 6.125% 2023	2,800	2,912
Bahrain (Kingdom of) 6.75% 2029[3]	235	232
Bahrain (Kingdom of) 7.50% 2047[3]	250	239
Ball Corp. 4.375% 2020	950	987
Banco Nacional de Comercio Exterior SNC 3.80% 2026[3]	10,420	10,459
Bank of America Corp. 2.625% 2020	6,875	6,935
Bank of America Corp. 2.625% 2021	1,200	1,207
Bank of America Corp. 2.816% 2023	2,880	2,876
Bank of America Corp. 3.419% 2028[3]	11,629	11,643
Bank of America Corp. 3.593% 2028	9,458	9,622
Bank of America Corp. 3.824% 2028	1,529	1,583
Baxalta Inc. 4.00% 2025	1,920	1,987
Bayerische Motoren Werke AG 2.15% 2020[3]	2,000	1,994
Bayerische Motoren Werke AG 2.00% 2021[3]	2,000	1,972
Bayerische Motoren Werke AG 2.25% 2023[3]	1,000	972
Becton, Dickinson and Co. 2.675% 2019	1,568	1,574
Becton, Dickinson and Co. 2.894% 2022	3,630	3,611
Becton, Dickinson and Co. 3.734% 2024	5,427	5,565
Becton, Dickinson and Co. 3.70% 2027	5,905	5,960
Berkshire Hathaway Inc. 2.20% 2021	2,900	2,892
Berkshire Hathaway Inc. 4.50% 2043	2,900	3,347
BJ’s Wholesale Club, Term Loan, (3-month USD-LIBOR + 7.50%) 8.953% 2025[1,4,5]	525	514
Blackstone CQP Holdco LP, 6.50% 2021[3,7]	11,400	11,628
BMC Software, Inc. 8.125% 2021[3]	2,175	2,199
Boardwalk Pipeline Partners 3.375% 2023	1,500	1,495
Boardwalk Pipelines, LP 4.95% 2024	2,100	2,252
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[3]	1,225	1,219
Boston Scientific Corp. 2.85% 2020	5,000	5,042
Boston Scientific Corp. 3.375% 2022	5,000	5,082
BPCE SA group 2.75% 2021	4,000	4,014
BPCE SA group 5.70% 2023[3]	17,596	19,523
BPCE SA group 5.15% 2024[3]	5,000	5,428
BPCE SA group 4.50% 2025[3]	6,325	6,620
Capital World Bond Fund — Page 8 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Brandywine Operating Partnership, LP 3.95% 2023	$60	$61
British American Tobacco International Finance PLC 2.75% 2020[3]	2,350	2,363
British American Tobacco PLC 2.764% 2022[3]	3,110	3,096
British American Tobacco PLC 3.557% 2027[3]	6,355	6,374
British American Tobacco PLC 4.54% 2047[3]	3,660	3,866
Broadcom Ltd. 3.00% 2022[3]	15,000	14,885
Broadcom Ltd. 3.625% 2024[3]	8,000	7,964
Broadcom Ltd. 3.875% 2027[3]	25,000	24,641
Buenos Aires (City of) 8.95% 2021[1]	2,580	2,870
Cablevision Systems Corp. 6.75% 2021	3,700	3,978
Calpine Corp. 5.375% 2023	800	782
Calpine Corp. 5.25% 2026[3]	2,080	2,046
Canadian National Railway Co. 3.20% 2046	790	767
Canadian Natural Resources Ltd. 2.95% 2023	10,835	10,797
Canadian Natural Resources Ltd. 3.80% 2024	425	438
Canadian Natural Resources Ltd. 3.85% 2027	4,485	4,585
Canadian Natural Resources Ltd. 4.95% 2047	745	836
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	4,315	4,398
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	2,715	2,835
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	4,000	4,258
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[3]	2,450	2,551
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	4,400	4,220
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	4,735	4,697
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[3]	1,750	1,711
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	625	643
Cenovus Energy Inc. 3.00% 2022	1,312	1,305
Cenovus Energy Inc. 3.80% 2023	2,880	2,912
Cenovus Energy Inc. 4.25% 2027	7,560	7,554
Cenovus Energy Inc. 5.25% 2037	2,178	2,248
Cenovus Energy Inc. 5.40% 2047	1,513	1,597
Centene Corp. 4.75% 2022	5,505	5,739
Centene Corp. 4.75% 2025	300	306
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 2023[1]	1,642	1,696
Centerpoint Energy, Inc. 2.50% 2022	2,970	2,928
CenturyLink, Inc. 6.75% 2023	3,175	3,123
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[3]	2,324	2,365
CF Industries, Inc. 4.50% 2026[3]	640	668
CF Industries, Inc. 4.95% 2043	1,965	1,867
Chemours Co. 6.625% 2023	2,222	2,361
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 4.609% 2019[4]	975	975
Chesapeake Energy Corp. 4.875% 2022	3,000	2,858
Chesapeake Energy Corp. 8.00% 2025[3]	2,400	2,427
Chesapeake Energy Corp. 8.00% 2027[3]	1,350	1,299
Chevron Corp. 2.498% 2022	5,490	5,500
Chile (Republic of) 3.86% 2047	2,950	3,037
CIT Group Inc. 3.875% 2019	4,705	4,764
Citigroup Commercial Mortgage Trust, Series 2014-CG19, Class A1, 1.199% 2047[1]	35	35
Citigroup Inc. 1.70% 2018	1,818	1,816
Citigroup Inc. 2.55% 2019	13,535	13,586
Citigroup Inc. 2.35% 2021	7,000	6,929
Citigroup Inc. 3.20% 2026	4,215	4,186
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	5,175	5,091
Cleveland-Cliffs Inc. 4.875% 2024[3]	475	475
Cliffs Natural Resources Inc. 5.75% 2025[3]	7,100	6,798
CMS Energy Corp. 8.75% 2019	437	476
Capital World Bond Fund — Page 9 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
CMS Energy Corp. 6.25% 2020	$190	$204
CMS Energy Corp. 3.00% 2026	9,000	8,850
CMS Energy Corp. 2.95% 2027	1,075	1,039
CMS Energy Corp. 3.45% 2027	2,903	2,934
Colbun SA 4.50% 2024[3]	1,800	1,890
Colbun SA 3.95% 2027[3]	2,445	2,443
Colombia (Republic of) 4.50% 2026	1,000	1,068
Columbia Pipeline Partners LP 2.45% 2018	2,700	2,702
Columbia Pipeline Partners LP 3.30% 2020	395	401
Comcast Corp. 4.75% 2044	6,345	7,287
Comcast Corp. 4.00% 2047	3,785	3,956
Comision Federal de Electricidad 4.875% 2024[3]	3,500	3,745
Comision Federal de Electricidad 4.75% 2027[3]	865	908
Comision Federal de Electricidad 6.125% 2045[3]	3,700	4,122
Commercial Mortgage Trust, Series 2014-UBS2, Class A1, 1.298% 2047[1]	1,306	1,302
Commonwealth Edison Company 2.95% 2027	1,875	1,856
Communications Sales & Leasing, Inc. 6.00% 2023[3]	525	517
Concordia Healthcare Corp., Term Loan B, (3-month USD-LIBOR + 4.25%) 5.819% 2021[1,4,5]	920	763
Concordia Healthcare Corp. 9.50% 2022[3]	1,885	179
Concordia Healthcare Corp. 7.00% 2023[3]	3,575	340
ConocoPhillips 4.20% 2021	1,472	1,549
CONSOL Energy Inc. 5.875% 2022	7,600	7,800
Consolidated Edison Company of New York, Inc. 4.00% 2057	6,096	6,395
Constellation Brands, Inc. 2.25% 2020	7,000	6,940
Constellation Brands, Inc. 2.65% 2022	7,000	6,932
Constellation Brands, Inc. 2.70% 2022	250	249
Constellation Brands, Inc. 3.50% 2027	1,335	1,364
Constellation Brands, Inc. 4.50% 2047	225	248
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[1]	36	36
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[1]	110	112
Convey Park Energy LLC 7.50% 2025[3]	825	862
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[1,3]	6,725	6,837
Corporate Risk Holdings LLC 9.50% 2019[3]	4,059	4,247
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[3,8,9,10]	531	568
Costco Wholesale Corp. 2.15% 2021	4,000	3,984
Costco Wholesale Corp. 2.30% 2022	4,000	3,969
Costco Wholesale Corp. 2.75% 2024	2,000	1,999
Costco Wholesale Corp. 3.00% 2027	8,500	8,520
Crédit Agricole SA 4.375% 2025[3]	24,265	25,390
CRH America, Inc. 3.875% 2025[3]	3,000	3,136
CRH America, Inc. 5.125% 2045[3]	3,000	3,508
CVS Health Corp. 1.90% 2018	1,900	1,900
CVS Health Corp. 2.80% 2020	1,900	1,909
DaimlerChrysler North America Holding Corp. 2.375% 2018[3]	2,000	2,004
DaimlerChrysler North America Holding Corp. 2.25% 2020[3]	11,350	11,309
DaimlerChrysler North America Holding Corp. 2.00% 2021[3]	300	294
DaimlerChrysler North America Holding Corp. 3.30% 2025[3]	2,000	2,030
DaimlerChrysler North America Holding Corp. 8.50% 2031	7,850	11,871
Danske Bank AS 2.70% 2022[3]	10,000	10,015
DaVita HealthCare Partners Inc. 5.00% 2025	1,610	1,614
DCP Midstream Operating LP 4.95% 2022	1,955	2,041
DCT Industrial Trust Inc. 4.50% 2023	3,135	3,289
Deutsche Telekom International Finance BV 1.95% 2021[3]	3,050	2,968
Deutsche Telekom International Finance BV 2.485% 2023[3]	10,225	9,917
Deutsche Telekom International Finance BV 3.60% 2027[3]	6,703	6,746
Capital World Bond Fund — Page 10 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Devon Energy Corp. 5.00% 2045	$4,495	$5,029
Diamond Offshore Drilling, Inc. 7.875% 2025	1,050	1,106
Diamond Offshore Drilling, Inc. 4.875% 2043	2,450	1,801
Digicel Group Ltd. 8.25% 2020[3]	2,525	2,490
DJO Finance LLC 8.125% 2021[3]	300	282
Dominican Republic 7.50% 2021[1,3]	10,500	11,484
Dominican Republic 5.50% 2025[3]	6,500	6,898
Dominican Republic 6.875% 2026	3,500	4,000
Dominican Republic 8.625% 2027[1,3]	1,000	1,233
Dominican Republic 7.45% 2044	430	515
Dominican Republic 6.85% 2045	1,570	1,770
Dominican Republic 6.85% 2045[3]	230	259
Dow Chemical Co. 4.125% 2021	4,000	4,197
Dow Chemical Co. 4.625% 2044	4,000	4,386
Duke Energy Corp. 3.95% 2023	821	863
EchoStar Corp. 6.625% 2026	1,425	1,496
Ecopetrol SA 5.875% 2023	895	991
Ecopetrol SA 5.875% 2045	2,553	2,616
Edison International 2.40% 2022	250	245
EDP Finance BV 6.00% 2018[3]	4,000	4,013
EDP Finance BV 4.125% 2020[3]	1,701	1,755
EDP Finance BV 5.25% 2021[3]	2,500	2,682
EDP Finance BV 3.625% 2024[3]	3,000	3,024
Egypt (Arab Republic of) 6.125% 2022[3]	750	786
Egypt (Arab Republic of) 5.875% 2025	2,000	2,023
Egypt (Arab Republic of) 7.50% 2027[3]	14,125	15,642
Electricité de France SA 3.625% 2025[3]	5,150	5,280
Electricité de France SA 4.875% 2044[3]	5,767	6,427
Electricité de France SA 4.95% 2045[3]	328	373
Electricité de France SA 5.25% 2049[3]	3,150	3,225
EMD Finance LLC 2.40% 2020[3]	9,685	9,668
EMD Finance LLC 2.95% 2022[3]	4,185	4,206
EMD Finance LLC 3.25% 2025[3]	11,675	11,757
Emera Inc. 6.75% 2076	5,000	5,650
Empresa Nacional de Electricidad SA 4.25% 2024	2,700	2,828
ENA Norte Trust 4.95% 2028[1,3]	5,555	5,798
Enbridge Energy Partners, LP 9.875% 2019	3,250	3,518
Enbridge Energy Partners, LP 4.375% 2020	2,835	2,956
Enbridge Energy Partners, LP 5.20% 2020	7,335	7,723
Enbridge Energy Partners, LP 5.875% 2025	3,015	3,419
Enbridge Energy Partners, LP 7.375% 2045	3,975	5,296
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,320	5,391
Enbridge Inc. 4.00% 2023	2,985	3,110
Enbridge Inc. 4.25% 2026	80	84
Endo Finance LLC & Endo Finco Inc. 6.00% 2025[3]	360	281
Endo International PLC 5.75% 2022[3]	2,425	2,031
Enel Finance International SA 2.75% 2023[3]	21,600	21,306
Enel Finance International SA 3.50% 2028[3]	9,800	9,603
Enel Finance International SA 6.00% 2039[3]	4,740	5,913
Enel Società per Azioni 8.75% 2073[3]	10,000	12,462
Energy Transfer Partners, LP 5.875% 2024	2,175	2,295
Energy Transfer Partners, LP 4.00% 2027	2,262	2,222
Energy Transfer Partners, LP 4.20% 2027	21,475	21,398
Energy Transfer Partners, LP 5.50% 2027	2,070	2,117
Energy Transfer Partners, LP 5.30% 2047	550	548
Capital World Bond Fund — Page 11 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Energy Transfer Partners, LP 5.40% 2047	$2,271	$2,300
Enersis Américas SA 4.00% 2026	100	102
EnLink Midstream Partners, LP 2.70% 2019	495	495
EnLink Midstream Partners, LP 4.40% 2024	845	874
EnLink Midstream Partners, LP 4.15% 2025	1,135	1,148
EnLink Midstream Partners, LP 4.85% 2026	6,000	6,296
EnLink Midstream Partners, LP 5.05% 2045	1,410	1,397
EnLink Midstream Partners, LP 5.45% 2047	940	996
Ensco PLC 5.75% 2044	3,380	2,332
Entergy Corp. 4.00% 2022	3,698	3,864
Entergy Louisiana, LLC 3.30% 2022	668	683
EPR Properties 4.75% 2026	1,475	1,516
EQT Corp. 3.90% 2027	4,225	4,207
Essex Portfolio LP 3.625% 2022	1,420	1,461
Essex Portfolio LP 3.25% 2023	3,370	3,401
Essex Portfolio LP 3.875% 2024	3,360	3,486
Euramax International, Inc. 12.00% 2020[3]	1,800	1,953
European Investment Bank 2.25% 2022	14,420	14,357
Eversource Energy 3.20% 2027	13,923	14,104
Exelon Corp. 3.497% 2022	8,000	8,160
Exelon Corp. 3.95% 2025	528	551
Export Credit Bank of Turkey 5.375% 2021[3]	4,660	4,779
Export-Import Bank of India 3.125% 2021	2,950	2,969
Export-Import Bank of India 4.00% 2023	6,950	7,208
Fannie Mae 5.50% 2033[1]	1,157	1,282
Fannie Mae 6.00% 2035[1]	73	81
Fannie Mae 5.50% 2038[1]	1,319	1,462
Fannie Mae 4.00% 2046[1]	5,564	5,826
Fannie Mae 4.00% 2046[1]	1,679	1,758
Fannie Mae 6.50% 2047[1]	72	79
Fannie Mae 6.50% 2047[1]	39	42
Fannie Mae 6.50% 2047[1]	29	32
Fannie Mae 7.00% 2047[1]	39	43
Fannie Mae 3.50% 2048[1,11]	30,500	31,285
Fannie Mae 4.00% 2048[1,11]	60,250	62,960
Fannie Mae 6.50% 2048[1]	35	39
Fannie Mae, Series 2012-M17, Class A2, Multi Family 2.184% 2022[1]	3,500	3,460
Fannie Mae, Series 2012-M9, Class A2, Multi Family 2.482% 2022[1]	3,191	3,195
Fannie Mae, Series 2001-4, Class GA, 9.251% 2025[1,4]	1	1
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[1]	565	487
First Data Corp. 5.375% 2023[3]	1,000	1,043
First Data Corp. 5.00% 2024[3]	900	929
First Quantum Minerals Ltd. 7.00% 2021[3]	5,517	5,738
First Quantum Minerals Ltd. 7.25% 2022[3]	200	211
First Quantum Minerals Ltd. 7.50% 2025[3]	4,650	5,063
FirstEnergy Corp. 3.90% 2027	12,000	12,316
FirstEnergy Corp. 3.50% 2028[3]	2,500	2,507
FirstEnergy Corp. 4.85% 2047	1,705	1,909
FirstEnergy Corp., Series B, 4.25% 2023	5,843	6,109
FMG Resources 9.75% 2022[3]	3,130	3,471
Ford Motor Co. 4.346% 2026	2,000	2,088
Ford Motor Credit Co. 2.375% 2019	15,325	15,334
Ford Motor Credit Co. 2.597% 2019	8,485	8,493
Ford Motor Credit Co. 3.339% 2022	1,000	1,012
Ford Motor Credit Co. 3.815% 2027	3,000	3,006
Capital World Bond Fund — Page 12 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
France Télécom 9.00% 2031	$5,940	$8,928
Freddie Mac 3.00% 2033[1,11]	16,200	16,490
Freddie Mac 6.00% 2038[1]	44	49
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[1]	1,034	944
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[1]	130	114
Freeport-McMoRan Inc. 3.55% 2022	3,640	3,608
Frontier Communications Corp. 11.00% 2025	5,975	4,422
Gazprom OJSC 5.999% 2021[3]	3,900	4,197
General Motors Co. 6.75% 2046	4,955	6,256
General Motors Financial Co. 3.70% 2020	2,000	2,054
General Motors Financial Co. 3.50% 2024	3,145	3,143
General Motors Financial Co. 4.00% 2026	2,000	2,037
General Motors Financial Co. 6.60% 2036	815	995
Genesis Energy, LP 6.75% 2022	1,475	1,538
Genesis Energy, LP 6.50% 2025	845	862
Georgia Gulf Corp. 4.625% 2021	2,200	2,266
Ghana (Republic of) 8.125% 2026[1]	1,500	1,673
Gogo Inc. 12.50% 2022[3]	5,925	6,703
Goldman Sachs Group, Inc. 2.00% 2019	3,975	3,964
Goldman Sachs Group, Inc. 2.55% 2019	8,295	8,313
Goldman Sachs Group, Inc. 2.35% 2021	2,700	2,661
Goldman Sachs Group, Inc. 2.875% 2021	17,279	17,418
Goldman Sachs Group, Inc. 2.905% 2023	15,639	15,544
Goldman Sachs Group, Inc. 3.077% 2023[4]	743	774
Goldman Sachs Group, Inc. 3.50% 2025	3,400	3,456
Goldman Sachs Group, Inc. 3.75% 2026	1,958	2,012
Government National Mortgage Assn. 4.00% 2045[1]	12,463	13,074
Government National Mortgage Assn. 4.50% 2045[1]	617	652
Government National Mortgage Assn. 4.50% 2048[1,11]	22,700	23,814
Great Plains Energy Inc. 3.65% 2025	1,014	1,039
Great Plains Energy Inc. 5.30% 2041	695	825
Great Plains Energy Inc. 4.20% 2047	1,350	1,434
Guatemala (Republic of) 4.50% 2026	1,307	1,325
Guatemala (Republic of) 4.375% 2027	1,193	1,193
Guatemala (Republic of) 4.875% 2028	4,400	4,563
H.I.G. Capital, LLC 6.75% 2024[3]	593	593
Halliburton Co. 3.80% 2025	6,915	7,197
Halliburton Co. 4.85% 2035	390	439
Halliburton Co. 5.00% 2045	650	749
Hanesbrands Inc. 4.625% 2024[3]	270	277
Hanesbrands Inc. 4.875% 2026[3]	305	314
Hardwoods Acquisition Inc 7.50% 2021[3]	1,095	1,013
Harris Corp. 1.999% 2018	3,100	3,097
Harris Corp. 2.70% 2020	680	683
HCA Inc. 5.25% 2026	975	1,036
Healthsouth Corp. 5.75% 2025	2,230	2,330
Hertz Global Holdings Inc. 7.625% 2022[3]	2,725	2,861
Holcim Ltd. 6.00% 2019[3]	3,222	3,419
Holcim Ltd. 5.15% 2023[3]	2,500	2,735
Home Depot, Inc. 2.80% 2027	3,820	3,762
Home Depot, Inc. 3.90% 2047	3,700	3,909
Honduras (Republic of) 6.25% 2027[3]	4,575	4,905
Honduras (Republic of) 6.25% 2027	600	643
Hospitality Properties Trust 5.00% 2022	250	267
Hospitality Properties Trust 4.50% 2023	690	722
Capital World Bond Fund — Page 13 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Hospitality Properties Trust 4.50% 2025	$935	$972
Hospitality Properties Trust 3.95% 2028	2,240	2,177
Host Hotels & Resorts LP 4.50% 2026	175	183
HSBC Holdings PLC 4.00% 2022	475	496
HSBC Holdings PLC 4.30% 2026	5,835	6,209
HSBC Holdings PLC 4.041% 2028	20,000	20,861
Hungary 5.375% 2024	25,400	28,783
Huntsman International LLC 4.875% 2020	1,840	1,921
Hyundai Capital America 2.55% 2020[3]	12,055	11,962
Hyundai Capital America 3.00% 2020[3]	2,000	1,998
Hyundai Capital America 3.25% 2022[3]	2,104	2,104
Iberdrola Finance Ireland 5.00% 2019[3]	5,000	5,206
Icahn Enterprises Finance Corp. 6.25% 2022	1,700	1,743
iHeartCommunications, Inc. 9.00% 2019	4,950	3,700
Imperial Tobacco Finance PLC 3.50% 2023[3]	9,050	9,231
Indonesia (Republic of) 4.875% 2021	4,300	4,594
Indonesia (Republic of) 3.75% 2022	16,525	17,045
Indonesia (Republic of) 3.375% 2023	2,600	2,630
Indonesia (Republic of) 4.75% 2026	21,600	23,519
Indonesia (Republic of) 6.75% 2044	950	1,265
Indonesia (Republic of) 6.75% 2044[3]	925	1,232
Infor Software 7.125% 2021[3,10]	525	539
Inmarsat PLC 4.875% 2022[3]	3,575	3,584
Inmarsat PLC 6.50% 2024[3]	2,025	2,060
Intelsat Jackson Holding Co. 6.625% 2024[1,5]	575	582
Intelsat Jackson Holding Co. 8.00% 2024[3]	1,750	1,846
Intesa Sanpaolo SpA 5.017% 2024[3]	16,925	17,350
IPALCO Enterprises, Inc. 3.70% 2024[3]	275	275
Iraq (Republic of) 6.752% 2023[3]	4,800	4,920
Jaguar Holding Co. 6.375% 2023[3]	650	658
Johnson & Johnson 2.90% 2028	12,500	12,531
Johnson & Johnson 3.50% 2048	3,140	3,218
Jonah Energy LLC 7.25% 2025[3]	625	630
Jordan (Hashemite Kingdom of) 6.125% 2026[3]	325	335
Jordan (Hashemite Kingdom of) 5.75% 2027[3]	6,390	6,355
JPMorgan Chase & Co. 2.40% 2021	2,200	2,189
JPMorgan Chase & Co. 2.55% 2021	24,940	24,962
JPMorgan Chase & Co. 2.70% 2023	9,525	9,468
JPMorgan Chase & Co. 2.225% 2025[4]	8,427	8,468
JPMorgan Chase & Co. 3.125% 2025	1,100	1,107
Jupiter Resources Inc. 8.50% 2022[3]	625	391
Kazakhstan (Republic of) 3.875% 2024	775	807
Kazakhstan (Republic of) 4.875% 2044	750	809
Kazakhstan (Republic of) 6.50% 2045	1,200	1,544
Kenya (Republic of) 6.875% 2024	1,400	1,495
Kenya (Republic of) 6.875% 2024[3]	1,090	1,164
KfW 2.125% 2022	19,569	19,411
Kimco Realty Corp. 6.875% 2019	6,875	7,391
Kinder Morgan Energy Partners, LP 2.65% 2019	670	671
Kinder Morgan Energy Partners, LP 3.50% 2023	750	752
Kinder Morgan Energy Partners, LP 4.15% 2024	2,035	2,113
Kinder Morgan Finance Co. 5.05% 2046	3,413	3,553
Kinder Morgan, Inc. 3.15% 2023	1,750	1,741
Kinder Morgan, Inc. 4.30% 2025	8,095	8,443
Kinetic Concepts, Inc. 12.50% 2021[3]	1,000	1,128
Capital World Bond Fund — Page 14 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Korea Housing Finance Corp. 2.50% 2020[1,3]	$10,700	$10,575
Korea Housing Finance Corp. 2.00% 2021[1,3]	12,275	11,819
Kratos Defense & Security Solutions, Inc. 6.50% 2025[3]	255	266
Kroger Co. 6.80% 2018	1,000	1,044
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.627% 2024[1,4,5]	1,275	1,326
Kuwait (State of) 2.75% 2022[3]	16,650	16,614
Laboratory Corporation of America Holdings 3.60% 2027	7,500	7,531
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[1,4]	121	121
Leucadia National Corp. 5.50% 2023	1,375	1,481
Liberty Global PLC 5.50% 2028[3]	1,150	1,121
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.07% 2020 (100% PIK)[1,4,5,10]	6,584	6,124
Lima Metro Line Finance Ltd. 5.875% 2034[1,3]	9,385	10,176
Limited Brands, Inc. 6.875% 2035	750	761
Lithuania (Republic of) 7.375% 2020	9,400	10,394
Lithuania (Republic of) 6.625% 2022[3]	2,000	2,323
Lloyds Banking Group PLC 3.75% 2027	23,430	23,833
Lockheed Martin Corp. 2.50% 2020	940	947
Lockheed Martin Corp. 3.10% 2023	740	753
Lockheed Martin Corp. 3.55% 2026	7,190	7,477
LSC Communications, Inc. 8.75% 2023[3]	1,000	1,031
LYB International Finance BV 3.50% 2027	7,500	7,550
Mallinckrodt PLC 4.875% 2020[3]	2,260	2,181
Marathon Oil Corp. 4.40% 2027	8,330	8,720
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 4.50%) 6.069% 2024[1,4,5]	773	772
McDonald’s Corp. 2.625% 2022	2,100	2,106
McDonald’s Corp. 3.70% 2026	2,860	2,986
McDonald’s Corp. 3.50% 2027	2,200	2,266
McDonald’s Corp. 4.875% 2045	3,125	3,631
McDonald’s Corp. 4.45% 2047	1,800	1,965
Medtronic, Inc. 3.50% 2025	8,000	8,305
Medtronic, Inc. 4.625% 2045	3,000	3,501
Meritage Homes Corp. 5.125% 2027	1,125	1,148
MetLife Global Funding I 3.45% 2026[3]	2,310	2,376
MetLife, Inc. 3.00% 2027[3]	2,500	2,479
MetLife, Inc. 4.60% 2046	1,025	1,171
MetroPCS Wireless, Inc. 6.625% 2023	1,625	1,698
Microsoft Corp. 3.30% 2027	11,170	11,532
Microsoft Corp. 3.70% 2046	3,370	3,519
Mississippi Power Co. 4.25% 2042	7,000	6,863
Molina Healthcare, Inc. 5.375% 2022	3,760	3,939
Molina Healthcare, Inc. 4.875% 2025[3]	1,325	1,328
Molson Coors Brewing Co. 2.10% 2021	5,000	4,904
Molson Coors Brewing Co. 3.00% 2026	3,300	3,235
Molson Coors Brewing Co. 4.20% 2046	1,600	1,636
Morgan Stanley 3.625% 2027	15,938	16,326
Morocco (Kingdom of) 4.25% 2022	5,700	6,024
Morocco (Kingdom of) 4.25% 2022[3]	2,500	2,642
Morocco (Kingdom of) 5.50% 2042	10,000	11,371
Morocco (Kingdom of) 5.50% 2042[3]	1,500	1,706
Mosaic Co. 3.25% 2022	1,750	1,736
Mosaic Co. 4.05% 2027	2,000	2,009
MPLX LP 4.125% 2027	2,005	2,057
MPLX LP 5.20% 2047	170	187
Multiplan, Inc. 8.50% 2022[3,10]	1,055	1,097
Capital World Bond Fund — Page 15 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
National Grid Plc 3.15% 2027[3]	$1,105	$1,102
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	3,250	3,472
National Rural Utilities Cooperative Finance Corp. 3.25% 2025	1,428	1,457
Navient Corp. 4.875% 2019	2,500	2,549
Navient Corp. 6.50% 2022	1,990	2,090
Navient Corp. 5.50% 2023	2,490	2,493
Navient Corp. 6.125% 2024	100	102
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[3]	950	810
NBC Universal Enterprise, Inc. (3-month USD-LIBOR + 0.685%) 2.044% 2018[3,4]	4,985	4,993
NBC Universal Enterprise, Inc. 5.25% 2049[3]	6,165	6,566
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.642% 2020[1,4,5]	1,100	901
New York Life Global Funding 2.30% 2022[3]	5,000	4,932
New York State Electric & Gas Corp. 3.25% 2026[3]	3,000	3,027
Newell Rubbermaid Inc. 3.15% 2021	4,155	4,204
Newell Rubbermaid Inc. 3.85% 2023	2,590	2,683
Newell Rubbermaid Inc. 4.20% 2026	3,775	3,946
Newell Rubbermaid Inc. 5.50% 2046	2,935	3,504
NGL Energy Partners LP 6.875% 2021	3,250	3,331
NGL Energy Partners LP 6.125% 2025	1,910	1,872
Niagara Mohawk Power Corp. 3.508% 2024[3]	2,000	2,072
Niagara Mohawk Power Corp. 4.278% 2034[3]	4,905	5,391
Nigeria (Federal Republic of) 6.375% 2023	4,925	5,241
Nigeria (Federal Republic of) 6.50% 2027[3]	1,965	2,054
NiSource Finance Corp. 2.65% 2022	1,125	1,118
Noble Corp. PLC 7.70% 2025	800	676
Noble Corp. PLC 8.70% 2045	2,200	1,755
Noble Energy, Inc. 4.95% 2047	6,445	6,918
Northrop Grumman Corp. 2.55% 2022	1,195	1,188
Northrop Grumman Corp. 3.25% 2028	6,745	6,767
Northrop Grumman Corp. 4.03% 2047	475	498
Nova Chemicals Corp. 5.25% 2027[3]	700	700
Novelis Corp. 5.875% 2026[3]	1,125	1,150
NRG Energy, Inc. 6.25% 2022	2,990	3,125
Odebrecht Drilling Norbe 6.35% 2021[3,8,9]	2,333	1,600
Odebrecht Drilling Norbe 6.72% 2022[1,3,8,9]	796	322
Odebrecht Drilling Norbe 7.35% 2026[3,8,9]	2,757	1,891
Odebrecht Drilling Norbe 7.72% 2026[1,3,8,9,10]	2,185	884
Odebrecht Drilling Norbe 0% (undated)[1,3,8,9]	1,971	—
Oracle Corp. 1.90% 2021	6,000	5,908
Oracle Corp. 2.95% 2024	6,000	6,047
Oracle Corp. 3.25% 2027	23,675	24,099
Oracle Corp. 4.00% 2046	1,000	1,066
Pacific Gas and Electric Co. 3.25% 2023	5,408	5,464
Pacific Gas and Electric Co. 3.85% 2023	1,335	1,393
Pacific Gas and Electric Co. 3.40% 2024	3,055	3,115
Pacific Gas and Electric Co. 2.95% 2026	311	303
Pacific Gas and Electric Co. 3.30% 2027[3]	4,729	4,693
Pacific Gas and Electric Co. 3.30% 2027	3,745	3,720
Pacific Gas and Electric Co. 3.75% 2042	2,289	2,209
Pacific Gas and Electric Co. 3.95% 2047[3]	10,806	10,758
PacifiCorp. 3.35% 2025	3,230	3,303
Pakistan (Islamic Republic of) 5.50% 2021[3]	15,680	15,881
Pakistan (Islamic Republic of) 8.25% 2024	10,000	11,066
Pakistan (Islamic Republic of) 8.25% 2025	6,700	7,467
Panama (Republic of) 4.50% 2047[1]	5,500	5,935
Capital World Bond Fund — Page 16 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Peabody Energy Corp. 6.00% 2022[3]	$500	$521
Peabody Energy Corp. 6.375% 2025[3]	325	339
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	1,935	2,074
Pennsylvania Electric Co. 3.25% 2028[3]	2,500	2,464
Pernod Ricard SA 4.45% 2022[3]	11,465	12,188
Peru (Republic of) 4.125% 2027	4,000	4,356
Peru (Republic of) 5.625% 2050	1,275	1,639
Petrobras Global Finance Co. 8.375% 2021	1,100	1,257
Petrobras Global Finance Co. 6.125% 2022	9,815	10,441
Petrobras Global Finance Co. 5.299% 2025[3]	7,100	7,130
Petrobras Global Finance Co. 8.75% 2026	5,950	7,125
Petrobras Global Finance Co. 5.999% 2028[3]	3,900	3,915
Petrobras Global Finance Co. 6.85% 2115	9,100	8,793
Petróleos Mexicanos 6.375% 2021	530	577
Petróleos Mexicanos 5.375% 2022[3]	535	568
Petróleos Mexicanos 6.875% 2026	4,340	4,931
Petróleos Mexicanos 6.50% 2027[3]	2,930	3,206
Petróleos Mexicanos 6.375% 2045	7,000	7,055
Petróleos Mexicanos 5.625% 2046	8,365	7,763
Petróleos Mexicanos 6.75% 2047	3,760	3,934
Petsmart, Inc. 5.875% 2025[3]	4,690	3,623
Petsmart, Inc. 8.875% 2025[3]	3,235	1,965
Pfizer Inc. 7.20% 2039	107	164
Philip Morris International Inc. 2.375% 2022	2,800	2,760
Philip Morris International Inc. 2.50% 2022	2,000	1,983
Philip Morris International Inc. 3.125% 2028	2,000	1,996
Philip Morris International Inc. 4.25% 2044	2,500	2,639
Philippines (Republic of the) 9.50% 2030	2,071	3,280
Philippines (Republic of the) 7.75% 2031	1,513	2,160
Philippines (Republic of the) 3.70% 2042	2,469	2,458
Phillips 66 Partners LP 3.605% 2025	275	277
Phillips 66 Partners LP 3.55% 2026	1,475	1,464
Phillips 66 Partners LP 3.75% 2028	825	827
Phillips 66 Partners LP 4.68% 2045	565	582
Phillips 66 Partners LP 4.90% 2046	185	196
Pioneer Natural Resources Co. 3.45% 2021	350	357
Ply Gem Industries, Inc. 6.50% 2022	1,050	1,093
PNC Bank 2.40% 2019	8,000	8,013
PNC Bank 2.00% 2020	10,000	9,921
PNC Bank 2.30% 2020	3,820	3,817
PNC Bank 2.60% 2020	1,250	1,258
Poland (Republic of) 3.25% 2026	8,800	9,004
Praxair, Inc. 3.00% 2021	700	713
Praxair, Inc. 2.20% 2022	2,500	2,464
PRICOA Global Funding I 2.45% 2022[3]	1,195	1,185
Progress Energy, Inc. 7.05% 2019	4,380	4,625
Progress Energy, Inc. 7.75% 2031	1,857	2,604
Prudential Financial, Inc. 5.625% 2043	2,550	2,765
Public Service Co. of Colorado 3.20% 2020	595	608
Public Service Enterprise Group Inc. 2.00% 2021	1,650	1,612
Public Service Enterprise Group Inc. 2.65% 2022	8,000	7,938
Public Storage 3.094% 2027	1,350	1,343
Puget Energy, Inc. 6.50% 2020	1,475	1,634
Puget Energy, Inc. 6.00% 2021	4,629	5,125
Puget Energy, Inc. 5.625% 2022	2,120	2,343
Capital World Bond Fund — Page 17 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Qatar (State of) 4.50% 2022[3]	$3,500	$3,694
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[1,3]	1,125	1,108
QGOG Constellation SA 9.50% 2024 (5.26% PIK)[1,3,10]	5,358	3,616
Qorvo, Inc. 7.00% 2025	825	925
Quebec (Province of) 2.375% 2022	7,071	7,030
Quintiles Transnational Corp. 4.875% 2023[3]	1,610	1,666
R.R. Donnelley & Sons Co. 7.875% 2021	1,750	1,829
R.R. Donnelley & Sons Co. 6.50% 2023	1,050	1,019
Ras Laffan Liquefied Natural Gas III 5.838% 2027[1,3]	8,000	9,000
Rayonier Advanced Materials Inc. 5.50% 2024[3]	1,390	1,392
RCI Banque 3.50% 2018[3]	9,400	9,433
Reckitt Benckiser Group PLC 2.375% 2022[3]	1,081	1,060
Reckitt Benckiser Group PLC 2.75% 2024[3]	3,165	3,098
Reynolds American Inc. 2.30% 2018	1,020	1,021
Reynolds American Inc. 3.25% 2020	11,130	11,315
Reynolds American Inc. 4.00% 2022	2,010	2,102
Reynolds American Inc. 4.45% 2025	9,155	9,774
Reynolds American Inc. 5.85% 2045	3,540	4,434
Reynolds Group Inc. 5.75% 2020[1]	1,182	1,202
Rio Tinto Finance PLC 3.75% 2025	5,370	5,633
Roche Holdings, Inc. 2.25% 2019[3]	375	376
Roche Holdings, Inc. 2.875% 2021[3]	300	305
Roche Holdings, Inc. 3.35% 2024[3]	7,600	7,864
Roche Holdings, Inc. 3.00% 2025[3]	2,675	2,697
Roche Holdings, Inc. 2.375% 2027[3]	10,600	10,095
Roche Holdings, Inc. 4.00% 2044[3]	1,400	1,504
Royal Dutch Shell PLC 1.375% 2019	9,000	8,891
Royal Dutch Shell PLC 1.75% 2021	2,500	2,441
Royal Dutch Shell PLC 3.75% 2046	1,270	1,297
Russian Federation 5.25% 2047	2,800	2,936
Ryerson Inc. 11.00% 2022[3]	2,575	2,887
Sabine Pass Liquefaction, LLC 5.625% 2025	8,180	9,034
Sabine Pass Liquefaction, LLC 5.00% 2027	2,480	2,662
Sabine Pass Liquefaction, LLC 4.20% 2028	830	841
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	1,395	1,395
Saudi Arabia (Kingdom of) 2.894% 2022[3]	8,800	8,751
Saudi Arabia (Kingdom of) 3.628% 2027[3]	8,800	8,897
Saudi Arabia (Kingdom of) 3.625% 2028[3]	16,280	16,162
SCANA Corp. 4.75% 2021	11,000	11,413
SCANA Corp. 4.125% 2022	3,758	3,841
Scentre Group 2.375% 2021[3]	1,425	1,409
Scentre Group 3.25% 2025[3]	1,395	1,372
Scentre Group 3.50% 2025[3]	3,800	3,823
Scentre Group 3.75% 2027[3]	2,020	2,053
Schlumberger BV 4.00% 2025[3]	6,255	6,582
Scientific Games Corp. 7.00% 2022[3]	1,050	1,109
Sherwin-Williams Co. 2.75% 2022	5,000	4,985
Sherwin-Williams Co. 3.45% 2027	6,500	6,615
Sherwin-Williams Co. 4.50% 2047	1,500	1,645
Shire PLC 1.90% 2019	9,000	8,921
Shire PLC 2.40% 2021	21,065	20,750
Shire PLC 2.875% 2023	4,625	4,552
Shire PLC 3.20% 2026	3,890	3,810
Siemens AG 2.70% 2022[3]	1,780	1,791
Siemens AG 2.35% 2026[3]	1,500	1,418
Capital World Bond Fund — Page 18 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Siemens AG 4.40% 2045[3]	$3,000	$3,370
Sirius XM Radio Inc 3.875% 2022[3]	950	957
SM Energy Co. 6.50% 2021	1,250	1,272
SM Energy Co. 5.625% 2025	1,350	1,316
SoftBank Group Corp. 4.50% 2020[3]	5,500	5,632
Solera Holdings, Inc. 10.50% 2024[3]	475	537
Sotheby’s 5.25% 2022[3]	1,100	1,135
South Carolina Electric & Gas Co. 5.30% 2033	3,664	4,159
South Carolina Electric & Gas Co. 6.05% 2038	627	786
South Carolina Electric & Gas Co. 5.45% 2041	3,538	4,194
South Carolina Electric & Gas Co. 4.35% 2042	1,367	1,432
South Carolina Electric & Gas Co. 4.50% 2064	114	119
South Carolina Electric & Gas Co. 5.10% 2065	657	755
Southwestern Energy Co. 4.10% 2022	4,390	4,335
Southwestern Energy Co. 7.50% 2026	485	516
Sri Lanka (Democratic Socialist Republic of) 6.00% 2019	3,250	3,334
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	400	424
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	2,000	2,206
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027[3]	2,107	2,229
Starbucks Corp. 2.20% 2020	610	610
Starbucks Corp. 4.30% 2045	1,700	1,881
Starbucks Corp. 3.75% 2047	1,500	1,523
Starwood Property Trust, Inc. 5.00% 2021	1,125	1,170
State Grid Overseas Investment Ltd. 3.50% 2027[3]	27,805	27,961
State Grid Overseas Investment Ltd. 3.50% 2027	3,875	3,897
Statoil ASA 2.75% 2021	465	471
Statoil ASA 3.25% 2024	1,500	1,543
Statoil ASA 3.70% 2024	6,325	6,649
Statoil ASA 4.25% 2041	1,500	1,624
Sunoco LP 6.25% 2021	1,930	2,011
Sweden (Kingdom of) 1.125% 2019[3]	11,760	11,576
Talen Energy Corp. 9.50% 2022[3]	320	330
Talen Energy Corp. 10.50% 2026[3]	270	268
Tampa Electric Co. 2.60% 2022	1,436	1,419
Targa Resources Partners LP 4.125% 2019	2,325	2,345
Targa Resources Partners LP 6.75% 2024	1,815	1,953
TC PipeLines, LP 4.375% 2025	1,405	1,463
Team Health Holdings, Inc. 6.375% 2025[3]	1,025	920
Teco Finance, Inc. 5.15% 2020	2,570	2,706
Teekay Corp. 8.50% 2020	6,334	6,477
Tenet Healthcare Corp. 4.375% 2021	550	551
Tenet Healthcare Corp. 4.625% 2024[3]	1,399	1,369
Tenet Healthcare Corp., First Lien, 4.75% 2020	1,050	1,074
Tenet Healthcare Corp., First Lien, 6.00% 2020	1,070	1,135
Tenet Healthcare Corp., First Lien, 4.50% 2021	5,600	5,656
Tesoro Logistics LP 5.50% 2019	1,615	1,678
Tesoro Logistics LP 5.25% 2025	140	147
Teva Pharmaceutical Finance Company BV 1.40% 2018	1,710	1,699
Teva Pharmaceutical Finance Company BV 2.20% 2021	550	503
Teva Pharmaceutical Finance Company BV 2.80% 2023	5,080	4,429
Teva Pharmaceutical Finance Company BV 3.15% 2026	5,955	4,924
Teva Pharmaceutical Finance Company BV 4.10% 2046	31,320	23,920
Thermo Fisher Scientific Inc. 2.40% 2019	1,725	1,730
Thomson Reuters Corp. 4.30% 2023	4,250	4,491
Thomson Reuters Corp. 5.65% 2043	2,980	3,598
Capital World Bond Fund — Page 19 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
TI Automotive Ltd. 8.75% 2023[3]	$365	$393
T-Mobile US, Inc. 6.50% 2026	550	602
Total Capital International 2.875% 2022	1,115	1,131
Toyota Motor Credit Corp. 1.45% 2018	725	725
Toyota Motor Credit Corp. 1.55% 2019	300	297
Toyota Motor Credit Corp. 1.70% 2019	3,000	2,987
Toyota Motor Credit Corp. 2.15% 2020	3,500	3,490
Toyota Motor Credit Corp. 2.15% 2022	2,000	1,969
Toyota Motor Credit Corp. 3.20% 2027	4,830	4,926
TransCanada Corp. 6.50% 2018	5,000	5,136
TransCanada PipeLines Ltd. 7.125% 2019	3,035	3,183
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	650	686
Transocean Inc. 9.00% 2023[3]	850	922
Transportadora de Gas Peru SA 4.25% 2028[1,3]	625	649
Travelers Companies, Inc. 4.00% 2047	2,195	2,341
Trilogy International Partners, LLC 8.875% 2022[3]	3,200	3,288
Turkey (Republic of) 6.25% 2022	7,285	7,922
Turkey (Republic of) 4.875% 2026	2,000	1,977
Turkey (Republic of) 6.00% 2027	200	213
U.S. Treasury 1.125% 2019	6,345	6,298
U.S. Treasury 1.50% 2019	22,100	21,955
U.S. Treasury 1.375% 2020	183,450	180,825
U.S. Treasury 1.625% 2020	265,150	262,833
U.S. Treasury 1.875% 2020	2,975	2,967
U.S. Treasury 1.125% 2021[12]	195,025	189,679
U.S. Treasury 1.125% 2021	4,100	3,966
U.S. Treasury 1.75% 2021	24,000	23,669
U.S. Treasury 2.00% 2021[12]	129,000	128,585
U.S. Treasury 2.125% 2021	8,900	8,910
U.S. Treasury 1.875% 2022	35,000	34,530
U.S. Treasury 2.00% 2022	53,500	53,021
U.S. Treasury 2.00% 2022	15,000	14,872
U.S. Treasury 2.125% 2022	8,159	8,127
U.S. Treasury 1.375% 2023	25,700	24,503
U.S. Treasury 1.375% 2023	6,900	6,573
U.S. Treasury 1.875% 2024	11,450	11,144
U.S. Treasury 2.00% 2024	3,300	3,237
U.S. Treasury 2.125% 2024	11,950	11,801
U.S. Treasury 2.00% 2026	109,145	105,709
U.S. Treasury 2.25% 2027	20,675	20,398
U.S. Treasury 2.25% 2027	15,672	15,459
U.S. Treasury 2.75% 2047	12,340	12,357
U.S. Treasury 3.00% 2047	250	263
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	523,698	520,061
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	28,620	28,281
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	160,830	163,619
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	30,556	30,283
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	27,564	27,608
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	7,197	8,202
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	51,076	51,888
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	7,148	7,097
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	43,352	50,073
U.S. Treasury Inflation-Protected Security 0.75% 2045[2]	3,017	3,033
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	88,915	94,973
UDR, Inc. 3.50% 2028	3,720	3,720
Capital World Bond Fund — Page 20 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Ukraine Government 7.75% 2027	$2,300	$2,381
Ukraine Government 7.375% 2032[1,3]	1,010	995
Ultra Petroleum Corp. 6.875% 2022[3]	1,415	1,424
Ultra Petroleum Corp. 7.125% 2025[3]	750	751
UniCredit SPA 4.625% 2027[3]	17,805	18,816
UniCredit SPA 5.861% 2032[3]	24,255	25,892
Unisys Corp. 10.75% 2022[3]	1,300	1,459
United Technologies Corp. 2.30% 2022	5,000	4,924
United Technologies Corp. 3.125% 2027	5,000	5,008
UnitedHealth Group Inc. 2.70% 2020	2,330	2,358
UnitedHealth Group Inc. 2.125% 2021	10,000	9,930
UnitedHealth Group Inc. 3.75% 2025	2,160	2,278
Vale SA 5.875% 2021	1,400	1,528
Vale SA 6.25% 2026	7,565	8,783
Valeant Pharmaceuticals International, Inc. 6.375% 2020[3]	6,100	6,176
Valeant Pharmaceuticals International, Inc. 6.125% 2025[3]	4,275	3,928
Valeant Pharmaceuticals International, Inc. 9.00% 2025[3]	575	601
Valero Energy Partners LP 4.375% 2026	2,855	2,989
VEB Finance Ltd. 6.902% 2020[3]	6,600	7,139
Venator Materials 5.75% 2025[3]	435	461
Verizon Communications Inc. 2.946% 2022	200	201
Verizon Communications Inc. 4.272% 2036	550	548
Verizon Communications Inc. 4.862% 2046	8,325	8,698
Vine Oil & Gas LP 8.75% 2023[3]	1,050	1,021
Virgin Australia Holdings Ltd. 8.50% 2019[3]	1,150	1,199
Volkswagen Group of America Finance, LLC 2.45% 2019[3]	2,320	2,319
Walgreens Boots Alliance, Inc. 3.45% 2026	2,500	2,476
Walgreens Boots Alliance, Inc. 4.65% 2046	1,200	1,268
Wal-Mart Stores, Inc. 2.35% 2022	6,500	6,481
Warrior Met Coal, Inc. 8.00% 2024[3]	400	414
WEA Finance LLC 2.70% 2019[3]	9,285	9,338
WEA Finance LLC 3.25% 2020[3]	3,795	3,864
Weatherford International PLC 4.50% 2022	735	669
Weatherford International PLC 8.25% 2023	2,625	2,658
Weatherford International PLC 6.50% 2036	2,125	1,758
Weatherford International PLC 6.75% 2040	4,235	3,494
WellPoint, Inc. 2.30% 2018	2,645	2,651
Wells Fargo & Co. 2.50% 2021	877	877
Wells Fargo & Co. 3.584% 2028	7,875	8,035
Western Gas Partners LP 2.60% 2018	130	130
Western Gas Partners LP 3.95% 2025	455	456
Western Gas Partners LP 4.65% 2026	4,855	5,054
Westfield Corp. Ltd. 3.15% 2022[3]	1,075	1,086
Westlake Chemical Corp. 4.375% 2047	1,850	1,928
Williams Companies, Inc. 3.70% 2023	1,085	1,085
Williams Partners LP 4.125% 2020	1,625	1,688
Williams Partners LP 5.25% 2020	10,405	10,996
Williams Partners LP 4.50% 2023	3,110	3,293
Williams Partners LP 4.30% 2024	4,220	4,425
Williams Partners LP 3.75% 2027	600	602
Wind Tre SpA 5.00% 2026[3]	1,575	1,506
Windstream Holdings, Inc. 8.75% 2024[3]	4,584	3,226
WM. Wrigley Jr. Co 3.375% 2020[3]	5,270	5,399
WPP Finance 2010 3.75% 2024	4,000	4,093
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[3]	2,150	2,196
Capital World Bond Fund — Page 21 of 28

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[3]	$1,100	$1,136
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[3]	425	431
Xcel Energy Inc. 3.35% 2026	82	83
Xcel Energy Inc. 6.50% 2036	1,819	2,463
Zambia (Republic of) 8.97% 2027[1]	1,200	1,353
Ziggo Bond Finance BV 5.50% 2027[3]	3,750	3,755
Zimmer Holdings, Inc. 2.70% 2020	5,000	5,005
Zimmer Holdings, Inc. 3.15% 2022	5,030	5,047
		5,508,189
Total bonds, notes & other debt instruments (cost: $11,495,157,000)		11,626,035
Convertible stocks 0.03% U.S. dollars 0.03%	Shares
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.731%[7,8,13]	1,141	547
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.731%[7,8,13]	719	480
Associated Materials, LLC, 14.00% convertible preferred 2020[8,9]	2,750	3,149
Total convertible stocks (cost: $5,056,000)		4,176
Common stocks 0.01% U.S. dollars 0.01%
Corporate Risk Holdings I, Inc.[7,8,9,13]	91,424	1,616
Corporate Risk Holdings Corp.[7,8,9,13]	462	—
CEVA Group PLC[7,8,13]	527	253
NII Holdings, Inc.[13]	260,574	110
Atrium Corp.[3,8,9,13]	191	6
Total common stocks (cost: $5,987,000)		1,985
Rights & warrants 0.00% U.S. dollars 0.00%
Associated Materials, LLC, warrants, expire 2023[8,9,13]	39,066	—
Total rights & warrants (cost: $0)		—
Short-term securities 8.42%	Principal amount (000)
Bank of Montreal 1.48%–1.72% due 2/14/2018–3/29/2018	$ 94,700	94,397
Egyptian Treasury Bills 15.61%–17.58% due 1/9/2018–5/8/2018	EGP964,900	52,063
Fairway Finance Corp. 1.58% due 3/7/2018[3]	$75,000	74,761
Federal Home Loan Bank 1.21% due 1/16/2018	21,300	21,290
Japanese Treasury Discount Bills (0.16%)–(0.13%) due 5/21/2018–8/20/2018	¥53,510,000	475,188
Mizuho Bank, Ltd. 1.40% due 2/6/2018[3]	$15,800	15,772
Nigerian Treasury Bills 16.65%–17.85% due 6/14/2018–9/13/2018	NGN14,888,940	37,602
Oversea-Chinese Banking Corp. Ltd. 1.42% due 1/5/2018[3]	$83,100	83,077
Sumitomo Mitsui Banking Corp. 1.42% due 2/12/2018[3]	66,300	66,168
Toronto-Dominion Bank 1.54% due 3/6/2018[3]	50,000	49,845
Toyota Industries Commercial Finance, Inc. 1.52% due 2/20/2018[3]	500	499
Capital World Bond Fund — Page 22 of 28

Short-term securities	Principal amount (000)	Value (000)
U.S. Treasury Bills 1.50%–1.55% due 6/28/2018–11/8/2018	$70,900	$70,024
United Overseas Bank Ltd. 1.41% due 2/1/2018[3]	30,000	29,957
Total short-term securities (cost: $1,068,133,000)		1,070,643
Total investment securities 99.87% (cost: $12,574,333,000)		12,702,839
Other assets less liabilities 0.13%		16,189
Net assets 100.00%		$12,719,028
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[14] (000)	Value at 12/31/2017[15] (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
10 Year Euro-Bund Futures	Long	32	March 2018	$3,200	$6,208	$(46)
10 Year Ultra U.S. Treasury Note Futures	Long	814	March 2018	81,400	108,720	(626)
10 Year U.S. Treasury Note Futures	Long	655	March 2018	65,500	81,251	(411)
30 Year Ultra U.S. Treasury Bond Futures	Long	225	March 2018	22,500	37,722	326
5 Year U.S. Treasury Note Futures	Long	6,699	April 2018	669,900	778,183	(1,882)
90 Day Euro Dollar Futures	Short	1,417	September 2018	(354,250)	(347,023)	658
						$(1,981)
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD36,896	MXN669,000	JPMorgan Chase	1/4/2018	$2,910
USD1,020	INR66,000	Citibank	1/5/2018	(13)
JPY1,643,290	USD14,650	Bank of America, N.A.	1/5/2018	(61)
USD2,982	TRY11,975	Bank of America, N.A.	1/5/2018	(171)
USD11,762	CAD15,000	Bank of America, N.A.	1/5/2018	(173)
USD17,672	INR1,144,000	Citibank	1/5/2018	(236)
USD37,647	AUD48,800	UBS AG	1/5/2018	(429)
USD61,029	INR3,946,950	JPMorgan Chase	1/5/2018	(755)
USD18,746	ZAR264,925	UBS AG	1/5/2018	(2,643)
EUR29,747	USD34,802	HSBC Bank	1/8/2018	911
EUR25,842	USD30,248	Goldman Sachs	1/8/2018	778
THB428,157	USD13,130	JPMorgan Chase	1/8/2018	12
USD2,104	IDR28,589,600	JPMorgan Chase	1/8/2018	(1)
USD11,280	INR730,800	Barclays Bank PLC	1/8/2018	(156)
USD21,309	ILS74,600	Bank of America, N.A.	1/9/2018	(139)
USD36,029	EUR30,450	HSBC Bank	1/9/2018	(531)
EUR44,866	USD53,600	Bank of America, N.A.	1/10/2018	272
EUR8,035	USD9,500	JPMorgan Chase	1/10/2018	147
EUR12,055	USD14,332	Citibank	1/10/2018	142
USD325	EUR275	JPMorgan Chase	1/10/2018	(5)
USD3,483	GBP2,600	Bank of America, N.A.	1/10/2018	(29)
USD2,075	NZD3,000	JPMorgan Chase	1/10/2018	(51)
JPY1,426,776	USD12,855	Goldman Sachs	1/10/2018	(184)
JPY5,495,683	USD49,081	JPMorgan Chase	1/10/2018	(277)
Capital World Bond Fund — Page 23 of 28

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD12,610	CAD16,200	Bank of America, N.A.	1/10/2018	$(281)
USD20,049	PLN70,985	JPMorgan Chase	1/10/2018	(343)
USD15,964	AUD21,000	JPMorgan Chase	1/10/2018	(421)
USD17,332	AUD22,800	Goldman Sachs	1/10/2018	(457)
JPY9,682,061	USD86,480	Bank of America, N.A.	1/10/2018	(499)
JPY5,249,283	USD47,268	Barclays Bank PLC	1/10/2018	(652)
USD26,084	AUD34,300	Bank of America, N.A.	1/10/2018	(678)
USD37,736	CAD48,330	Goldman Sachs	1/10/2018	(722)
JPY15,841,887	USD142,793	JPMorgan Chase	1/10/2018	(2,110)
EUR10,754	USD12,688	Bank of America, N.A.	1/11/2018	225
JPY5,005,864	USD44,379	Bank of America, N.A.	1/11/2018	78
JPY8,889,867	USD80,148	UBS AG	1/11/2018	(1,198)
EUR74,700	USD86,934	UBS AG	1/12/2018	2,773
SEK39,107	USD4,632	UBS AG	1/12/2018	140
JPY2,601,220	USD23,126	UBS AG	1/12/2018	(24)
USD3,421	NZD5,000	JPMorgan Chase	1/12/2018	(122)
USD50,282	AUD66,830	Citibank	1/12/2018	(1,862)
USD1,683	INR108,700	Citibank	1/16/2018	(16)
USD17,497	INR1,134,000	Bank of America, N.A.	1/16/2018	(231)
JPY9,928,693	USD88,053	JPMorgan Chase	1/17/2018	150
USD4,242	GBP3,150	Bank of America, N.A.	1/17/2018	(13)
USD1,678	ILS5,900	Bank of America, N.A.	1/17/2018	(19)
USD7,071	GBP5,250	Goldman Sachs	1/17/2018	(22)
USD5,443	GBP4,050	Bank of New York Mellon	1/17/2018	(29)
USD3,792	EUR3,200	Citibank	1/17/2018	(52)
USD9,515	EUR8,000	Bank of America, N.A.	1/17/2018	(95)
JPY7,356,342	USD65,491	Citibank	1/17/2018	(140)
JPY14,186,572	USD126,719	HSBC Bank	1/17/2018	(691)
EUR82,982	USD97,963	Goldman Sachs	1/18/2018	1,728
USD17,137	MXN330,450	Bank of America, N.A.	1/18/2018	399
CHF22,712	USD23,067	Goldman Sachs	1/18/2018	275
JPY1,937,908	USD17,188	Goldman Sachs	1/18/2018	29
USD4,717	CAD6,000	Barclays Bank PLC	1/18/2018	(58)
JPY499,132	EUR3,750	Goldman Sachs	1/18/2018	(71)
NOK131,600	USD15,711	Bank of America, N.A.	1/19/2018	327
EUR6,800	GBP6,000	HSBC Bank	1/19/2018	62
USD15,422	EUR13,000	JPMorgan Chase	1/19/2018	(197)
USD15,282	PLN54,400	Bank of America, N.A.	1/19/2018	(346)
USD29,652	EUR25,150	Bank of America, N.A.	1/19/2018	(564)
EUR83,098	USD98,394	Barclays Bank PLC	1/22/2018	1,462
EUR47,856	USD56,408	Bank of America, N.A.	1/22/2018	1,099
EUR27,469	USD32,514	UBS AG	1/22/2018	495
JPY829,484	USD7,350	Barclays Bank PLC	1/22/2018	21
USD134	GBP100	Bank of New York Mellon	1/22/2018	(1)
USD3,338	EUR2,830	UBS AG	1/22/2018	(63)
USD9,093	EUR7,680	UBS AG	1/22/2018	(136)
USD9,468	EUR8,000	Goldman Sachs	1/22/2018	(145)
JPY3,867,429	USD34,568	Barclays Bank PLC	1/22/2018	(203)
JPY6,000,000	USD53,519	JPMorgan Chase	1/22/2018	(204)
EUR76,027	USD90,038	Citibank	1/23/2018	1,327
SEK198,192	USD23,617	Citibank	1/23/2018	582
SEK69,559	EUR7,000	Citibank	1/23/2018	81
Capital World Bond Fund — Page 24 of 28

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD2,516	AUD3,200	JPMorgan Chase	1/23/2018	$19
USD1,154	EUR975	JPMorgan Chase	1/23/2018	(17)
JPY1,330,157	USD11,887	JPMorgan Chase	1/23/2018	(67)
EUR7,087	PLN30,000	Citibank	1/23/2018	(102)
USD15,390	EUR12,995	Citibank	1/23/2018	(227)
USD11,880	GBP9,000	Bank of America, N.A.	1/23/2018	(282)
USD35,789	ILS125,800	JPMorgan Chase	1/23/2018	(400)
USD23,902	PLN85,450	Citibank	1/23/2018	(646)
SEK197,119	USD23,260	Barclays Bank PLC	1/24/2018	810
JPY3,984,529	USD35,219	Goldman Sachs	1/24/2018	191
JPY1,813,392	USD16,000	Citibank	1/24/2018	115
USD6,737	EUR5,697	Citibank	1/24/2018	(110)
USD1,321	TRY5,100	JPMorgan Chase	1/25/2018	(13)
USD2,087	NZD3,000	JPMorgan Chase	1/25/2018	(38)
USD3,631	ZAR46,500	JPMorgan Chase	1/29/2018	(108)
USD4,859	MXN95,700	JPMorgan Chase	1/31/2018	24
EUR60,176	USD72,250	Citibank	2/5/2018	120
USD4,741	GBP3,500	Bank of America, N.A.	2/5/2018	10
USD35,682	PLN127,000	Bank of America, N.A.	2/7/2018	(804)
JPY12,195,000	USD108,309	HSBC Bank	2/15/2018	175
SEK154,107	USD18,397	Barclays Bank PLC	2/22/2018	452
JPY2,694,444	USD23,882	HSBC Bank	2/23/2018	96
USD29,842	EUR25,000	Bank of America, N.A.	2/23/2018	(253)
USD32,749	INR2,174,200	Citibank	3/26/2018	(950)
USD7,500	BRL24,304	Citibank	4/20/2018	262
USD40,733	BRL132,300	Citibank	4/23/2018	1,346
USD363,513	JPY40,150,000	Citibank	5/21/2018	4,315
USD115,890	JPY12,800,000	Citibank	5/21/2018	1,376
USD5,150	JPY560,000	JPMorgan Chase	8/20/2018	111
USD20,796	BRL70,000	Citibank	11/29/2018	456
USD155,200	BRL529,000	JPMorgan Chase	12/4/2018	1,567
USD1,434	EUR1,185	Bank of America, N.A.	12/13/2018	(22)
USD1,816	EUR1,510	Bank of America, N.A.	12/13/2018	(39)
USD3,843	EUR3,185	Bank of America, N.A.	12/13/2018	(70)
				$5,203
Capital World Bond Fund — Page 25 of 28

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
7.46%	28-day MXN-TIIE	11/6/2018	MXN5,644,000	$(1,393)	$—	$(1,393)
7.455%	28-day MXN-TIIE	11/7/2018	4,601,000	(1,149)	—	(1,149)
7.44%	28-day MXN-TIIE	11/7/2018	12,755,000	(3,265)	—	(3,265)
1.6505%	3-month USD-LIBOR	3/21/2019	$250,000	(853)	—	(853)
3-month USD-LIBOR	1.598%	8/11/2019	62,500	393	—	393
3-month USD-LIBOR	2.0335%	12/19/2019	140,000	74	—	74
3-month USD-LIBOR	1.6332%	5/23/2020	18,000	197	—	197
3-month NZD-BBR-FRA	2.67%	12/9/2020	NZ$170,000	83	—	83
2.2425%	3-month AUD-BBSW	12/9/2020	A$155,000	(386)	—	(386)
2.322%	3-month AUD-BBSW	12/15/2020	205,000	(393)	—	(393)
3-month NZD-BBR-FRA	2.707%	12/18/2020	NZ$225,000	66	—	66
9.145%	DI-OVER-EXTRA Grupo	1/4/2021	BRL438,000	989	—	989
9.44%	DI-OVER-EXTRA Grupo	1/4/2021	32,000	141	—	141
1.2185%	3-month USD-LIBOR	2/8/2021	$70,000	(1,984)	—	(1,984)
1.9575%	3-month Canada BA	7/5/2021	C$80,000	(488)	—	(488)
3-month USD-LIBOR	2.15875%	7/8/2021	$60,000	210	—	210
6.775%	28-day MXN-TIIE	6/20/2022	MXN1,100,000	(2,317)	—	(2,317)
3-month SEK-STIBOR	0.425%	8/4/2022	SKr600,000	(68)	—	(68)
3-month USD-LIBOR	1.5075%	9/22/2026	$9,600	653	—	653
0.8153%	6-month EURIBOR	4/28/2027	€10,000	4	—	4
3-month SEK-STIBOR	1.125%	4/28/2027	SKr100,000	(12)	—	(12)
6-month EURIBOR	0.7952%	5/23/2027	€12,500	32	—	32
3-month SEK-STIBOR	1.222%	8/8/2027	SKr50,000	(43)	—	(43)
3-month USD-LIBOR	2.4275%	10/31/2027	$27,350	(105)	—	(105)
3-month USD-LIBOR	2.562%	11/4/2045	20,000	(104)	—	(104)
3-month USD-LIBOR	2.556%	11/27/2045	47,000	(190)	—	(190)
3-month USD-LIBOR	1.794%	8/3/2046	50,000	7,898	—	7,898
3-month USD-LIBOR	1.9095%	10/11/2046	20,000	2,683	—	2,683
3-month USD-LIBOR	2.659%	2/8/2047	15,000	(398)	—	(398)
1.4898%	6-month EURIBOR	8/28/2047	€4,000	(4)	—	(4)
1.4898%	6-month EURIBOR	11/24/2047	8,250	(11)	—	(11)
1.4508%	6-month EURIBOR	12/15/2047	15,000	(198)	—	(198)
					$—	$62

Capital World Bond Fund — Page 26 of 28

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,380,671,000, which represented 10.86% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $15,210,000, which represented .12% of the net assets of the fund.
[6]	Scheduled interest and/or principal payment was not received.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $11,316,000, which represented .09% of the net assets of the fund.
[9]	Value determined using significant unobservable inputs.
[10]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[11]	Purchased on a TBA basis.
[12]	A portion of this security was pledged as collateral. The total value of pledged collateral was $45,566,000, which represented .36% of the net assets of the fund.
[13]	Security did not produce income during the last 12 months.
[14]	Notional amount is calculated based on the number of contracts and notional contract size.
[15]	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$11,400	$11,628.09%
Corporate Risk Holdings I, Inc.	8/31/2015	1,016	1,616.01
Corporate Risk Holdings Corp.	8/31/2015	—	—	.00
CEVA Group PLC, Series A-2, convertible preferred, (3-month USD-LIBOR + 2.00%) 3.731%	3/10/2010-5/2/2013	1,687	547.01
CEVA Group PLC, Series A-1, convertible preferred, (3-month USD-LIBOR + 3.00%) 4.731%	4/3/2013-8/27/2013	729	480.00
CEVA Group PLC	3/10/2010-5/2/2013	719	253.00
Total private placement securities		$15,551	$14,524	0.11%
Capital World Bond Fund — Page 27 of 28

Key to abbreviations and symbols
ARS = Argentine pesos	JPY/¥ = Japanese yen
AUD/A$ = Australian dollars	KRW = South Korean won
BA = Banker’s acceptances	LIBOR = London Interbank Offered Rate
BBR = Bank base rate	LKR = Sri Lankan rupees
BBSW= Bank Bill Swap	MXN = Mexican pesos
BRL = Brazilian reais	MYR = Malaysian ringgits
CAD/C$ = Canadian dollars	NGN = Nigerian naira
CHF = Swiss francs	NOK/NKr = Norwegian kroner
CLP = Chilean pesos	NZ$ = New Zealand dollars
CNY = Chinese yuan renminbi	NZD/NZ$ = New Zealand dollars
COP = Colombian pesos	PLN = Polish zloty
DI-OVER-EXTRA Grupo = Overnight Brazilian Interbank Deposit Rate	RUB = Russian rubles
DKr = Danish kroner	SEK/SKr = Swedish kronor
EUR/€ = Euros	STIBOR = Stockholm Interbank Offered Rate
EURIBOR = Euro Interbank Offered Rate	TBA = To-be-announced
FRA = Forward rate agreement	THB = Thai baht
GBP/£ = British pounds	TIIE = Equilibrium Interbank Interest Rate
GHS = Ghanaian cedi	TRY = Turkish lira
HUF = Hungarian forints	USD/$ = U.S. dollars
IDR = Indonesian rupiah	UYU = Uruguayan pesos
ILS = Israeli shekels	ZAR = South African rand
INR = Indian rupees	ZMW = Zambian kwacha
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
MFGEFPX-031-0218O-S	Capital World Bond Fund — Page 28 of 28

Summary investment portfolio December 31, 2017

Portfolio by type of security	Percent of net assets

Bonds & notes of governments & government agencies outside the U.S.

		Percent of net assets
Euro zone*:
Italy	3.49%
Germany	3.01
Portugal	2.27
France	1.26
Spain	.75
Ireland	.74
Belgium	.63
Greece	.12	12.27%
Japan		8.61
Poland		4.23
Mexico		3.48
India		2.38
Malaysia		2.23
Brazil		1.99
United Kingdom		1.76
Norway		1.67
Australia		1.33
Thailand		1.04
Other		8.74
		49.73%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

6	Capital World Bond Fund

Bonds, notes & other debt instruments 91.41%	Principal amount (000)		Value (000)
Euros 13.59%
Belgium (Kingdom of), Series 77, 1.00% 2026		€48,300	$60,557
French Republic O.A.T. 1.85% 2027[1]		37,544	57,214
French Republic O.A.T. 0%–3.25% 2019–2048		84,625	105,077
Germany (Federal Republic of) 0.10% 2026[1]		137,853	182,647
Germany (Federal Republic of) 2.50% 2046		55,000	86,671
Germany (Federal Republic of) 0.10%–2.00% 2022–2048[1]		74,862	93,211
Italy (Republic of) 0.90% 2022		43,650	52,785
Italy (Republic of) 1.45% 2022		52,700	65,281
Italy (Republic of) 0.95% 2023		155,525	186,977
Italy (Republic of) 1.35%–4.75% 2021–2025		107,550	138,907
Portuguese Republic 2.875% 2025		51,800	68,610
Portuguese Republic 2.875% 2026		58,000	75,986
Portuguese Republic 4.125% 2027		101,250	144,315
Other securities			410,812
			1,729,050

Japanese yen 8.61%
Japan, Series 18, 0.10% 2024[1]		¥21,300,480	198,401
Japan, Series 19, 0.10% 2024[1]		11,817,080	110,436
Japan, Series 346, 0.10% 2027		11,630,000	103,983
Japan, Series 145, 1.70% 2033		9,600,000	102,863
Japan, Series 42, 1.70% 2044		8,110,000	88,638
Japan 0.10%–2.20% 2018–2046[1]		52,674,865	490,306
			1,094,627

Polish zloty 4.16%
Poland (Republic of), Series 0420, 1.50% 2020	PLN	258,675	73,739
Poland (Republic of), Series 1020, 5.25% 2020		372,350	116,499
Poland (Republic of), Series 1021, 5.75% 2021		594,520	192,534
Poland (Republic of), Series 0922, 5.75% 2022		212,555	69,764
Poland (Republic of) 3.25%–4.00% 2023–2025		255,730	76,351
			528,887

Mexican pesos 3.56%
United Mexican States, Series M, 6.50% 2021	MXN	3,442,500	169,275
United Mexican States, Series M20, 10.00% 2024		1,241,000	71,205
United Mexican States, Series M, 5.75% 2026		2,683,500	120,778
United Mexican States 4.00%–10.00% 2019–2046[1]		1,568,032	82,108
Other securities			9,352
			452,718

Indian rupees 2.32%
India (Republic of) 7.80% 2021	INR	4,177,400	67,046
India (Republic of) 8.83% 2023		4,874,600	81,388
India (Republic of) 6.97% 2026		4,680,000	71,928
India (Republic of) 7.59%–7.88% 2023–2034		3,415,560	54,020
Other securities			20,636
			295,018

Malaysian ringgits 2.23%
Malaysia (Federation of), Series 0116, 3.80% 2023	MYR	227,126	56,185
Malaysia (Federation of) 3.48%–4.79% 2018–2035		919,214	227,735
			283,920

Brazilian reais 1.99%
Brazil (Federative Republic of) 0% 2021	BRL	847,000	186,955
Other securities			65,440
			252,395

British pounds 1.88%
United Kingdom 1.25%–4.25% 2020–2065		£138,700	224,555
Other securities			14,695
			239,250

Capital World Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Norwegian kroner 1.67%
Norway (Kingdom of) 3.75% 2021	NKr	1,262,650	$168,445
Norway (Kingdom of) 2.00%–3.00% 2023–2024		335,700	44,267
			212,712

Australian dollars 1.33%
Australia (Commonwealth of), Series 124, 5.75% 2021	A$	92,700	80,672
Australia (Commonwealth of), Series 128, 5.75% 2022		64,200	57,502
Australia (Commonwealth of) 3.25%–5.50% 2023–2029		35,300	30,932
			169,106

Thai baht 1.04%
Thailand (Kingdom of) 1.49% 2019	THB	2,129,300	65,354
Thailand (Kingdom of) 1.88%–3.85% 2022–2026		2,158,100	67,467
			132,821

Danish kroner 0.88%
Nykredit Realkredit AS, Series 01E, 2.00% 2037[2]	DKr	314,169	52,773
Other securities			59,161
			111,934

Canadian dollars 0.85%
Canada 2.25% 2025	C$	84,600	68,500
Other securities			39,851
			108,351

Chilean pesos 0.81%
Chile (Banco Central de) 4.50% 2021	CLP	57,715,000	96,091
Other securities			7,352
			103,443

U.S. dollars 43.31%
Fannie Mae 4.00% 2048[2,3]		$60,250	62,960
Poland (Republic of) 3.25% 2026		8,800	9,004
U.S. Treasury 1.375% 2020		183,450	180,825
U.S. Treasury 1.625% 2020		265,150	262,833
U.S. Treasury 1.125% 2021[4]		195,025	189,679
U.S. Treasury 2.00% 2021[4]		129,000	128,585
U.S. Treasury 2.00% 2022		53,500	53,021
U.S. Treasury 2.00% 2026		109,145	105,709
U.S. Treasury 1.13%–3.00% 2019–2047		234,816	231,029
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]		523,698	520,061
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		160,830	163,619
U.S. Treasury Inflation-Protected Security 0.625% 2026[1]		51,076	51,888
U.S. Treasury Inflation-Protected Security 1.00% 2046[1]		88,915	94,973
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2045[1]		147,454	154,577
Other securities			3,299,426
			5,508,189

Other 3.18%
Other securities			403,614

Total bonds, notes & other debt instruments (cost: $11,495,157,000)			11,626,035

Convertible stocks 0.03%		Shares
U.S. dollars 0.03%
Other securities			4,176

Total convertible stocks (cost: $5,056,000)			4,176

Common stocks 0.01%
U.S. dollars 0.01%
Other securities			1,985

Total common stocks (cost: $5,987,000)			1,985

8	Capital World Bond Fund

Short-term securities 8.42%	Principal amount (000)	Value (000)
Bank of Montreal 1.48%–1.72% due 2/14/2018–3/29/2018	$94,700	$94,397
Fairway Finance Corp. 1.58% due 3/7/2018[5]	75,000	74,761
Japanese Treasury Discount Bills (0.16%)–(0.13%) due 5/21/2018–8/20/2018	¥53,510,000	475,188
Oversea-Chinese Banking Corp. Ltd. 1.42% due 1/5/2018[5]	$83,100	83,077
Sumitomo Mitsui Banking Corp. 1.42% due 2/12/2018[5]	66,300	66,168
U.S. Treasury Bills 1.50%–1.55% due 6/28/2018–11/8/2018	70,900	70,024
Other securities		207,028

Total short-term securities (cost: $1,068,133,000)		1,070,643
Total investment securities 99.87% (cost: $12,574,333,000)		12,702,839
Other assets less liabilities 0.13%		16,189

Net assets 100.00%		$12,719,028

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $11,316,000, which represented .09% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $15,210,000, which represented .12% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $14,524,000, an aggregate cost of $15,551,000, and which represented .11% of the net assets of the fund) were acquired from 3/10/2010-3/6/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[6]	12/31/2017[7]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
10 Year Euro-Bund Futures	Long	32	March 2018	$3,200	$6,208	$(46)
10 Year Ultra U.S. Treasury Note Futures	Long	814	March 2018	81,400	108,720	(626)
10 Year U.S. Treasury Note Futures	Long	655	March 2018	65,500	81,251	(411)
30 Year Ultra U.S. Treasury Bond Futures	Long	225	March 2018	22,500	37,722	326
5 Year U.S. Treasury Note Futures	Long	6,699	April 2018	669,900	778,183	(1,882)
90 Day Euro Dollar Futures	Short	1,417	September 2018	(354,250)	(347,023)	658
						$(1,981)

Forward currency contracts

				Unrealized
Contract amount				appreciation (depreciation)
Purchases	Sales			at 12/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
USD36,896	MXN669,000	JPMorgan Chase	1/4/2018	$2,910
USD1,020	INR66,000	Citibank	1/5/2018	(13)
JPY1,643,290	USD14,650	Bank of America, N.A.	1/5/2018	(61)
USD2,982	TRY11,975	Bank of America, N.A.	1/5/2018	(171)
USD11,762	CAD15,000	Bank of America, N.A.	1/5/2018	(173)
USD17,672	INR1,144,000	Citibank	1/5/2018	(236)
USD37,647	AUD48,800	UBS AG	1/5/2018	(429)
USD61,029	INR3,946,950	JPMorgan Chase	1/5/2018	(755)
USD18,746	ZAR264,925	UBS AG	1/5/2018	(2,643)
EUR29,747	USD34,802	HSBC Bank	1/8/2018	911
EUR25,842	USD30,248	Goldman Sachs	1/8/2018	778
THB428,157	USD13,130	JPMorgan Chase	1/8/2018	12
USD2,104	IDR28,589,600	JPMorgan Chase	1/8/2018	(1)
USD11,280	INR730,800	Barclays Bank PLC	1/8/2018	(156)
USD21,309	ILS74,600	Bank of America, N.A.	1/9/2018	(139)
USD36,029	EUR30,450	HSBC Bank	1/9/2018	(531)
EUR44,866	USD53,600	Bank of America, N.A.	1/10/2018	272

Capital World Bond Fund	9

Forward currency contracts (continued)

				Unrealized
Contract amount				appreciation (depreciation)
Purchases	Sales			at 12/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
EUR8,035	USD9,500	JPMorgan Chase	1/10/2018	$147
EUR12,055	USD14,332	Citibank	1/10/2018	142
USD325	EUR275	JPMorgan Chase	1/10/2018	(5)
USD3,483	GBP2,600	Bank of America, N.A.	1/10/2018	(29)
USD2,075	NZD3,000	JPMorgan Chase	1/10/2018	(51)
JPY1,426,776	USD12,855	Goldman Sachs	1/10/2018	(184)
JPY5,495,683	USD49,081	JPMorgan Chase	1/10/2018	(277)
USD12,610	CAD16,200	Bank of America, N.A.	1/10/2018	(281)
USD20,049	PLN70,985	JPMorgan Chase	1/10/2018	(343)
USD15,964	AUD21,000	JPMorgan Chase	1/10/2018	(421)
USD17,332	AUD22,800	Goldman Sachs	1/10/2018	(457)
JPY9,682,061	USD86,480	Bank of America, N.A.	1/10/2018	(499)
JPY5,249,283	USD47,268	Barclays Bank PLC	1/10/2018	(652)
USD26,084	AUD34,300	Bank of America, N.A.	1/10/2018	(678)
USD37,736	CAD48,330	Goldman Sachs	1/10/2018	(722)
JPY15,841,887	USD142,793	JPMorgan Chase	1/10/2018	(2,110)
EUR10,754	USD12,688	Bank of America, N.A.	1/11/2018	225
JPY5,005,864	USD44,379	Bank of America, N.A.	1/11/2018	78
JPY8,889,867	USD80,148	UBS AG	1/11/2018	(1,198)
EUR74,700	USD86,934	UBS AG	1/12/2018	2,773
SEK39,107	USD4,632	UBS AG	1/12/2018	140
JPY2,601,220	USD23,126	UBS AG	1/12/2018	(24)
USD3,421	NZD5,000	JPMorgan Chase	1/12/2018	(122)
USD50,282	AUD66,830	Citibank	1/12/2018	(1,862)
USD1,683	INR108,700	Citibank	1/16/2018	(16)
USD17,497	INR1,134,000	Bank of America, N.A.	1/16/2018	(231)
JPY9,928,693	USD88,053	JPMorgan Chase	1/17/2018	150
USD4,242	GBP3,150	Bank of America, N.A.	1/17/2018	(13)
USD1,678	ILS5,900	Bank of America, N.A.	1/17/2018	(19)
USD7,071	GBP5,250	Goldman Sachs	1/17/2018	(22)
USD5,443	GBP4,050	Bank of New York Mellon	1/17/2018	(29)
USD3,792	EUR3,200	Citibank	1/17/2018	(52)
USD9,515	EUR8,000	Bank of America, N.A.	1/17/2018	(95)
JPY7,356,342	USD65,491	Citibank	1/17/2018	(140)
JPY14,186,572	USD126,719	HSBC Bank	1/17/2018	(691)
EUR82,982	USD97,963	Goldman Sachs	1/18/2018	1,728
USD17,137	MXN330,450	Bank of America, N.A.	1/18/2018	399
CHF22,712	USD23,067	Goldman Sachs	1/18/2018	275
JPY1,937,908	USD17,188	Goldman Sachs	1/18/2018	29
USD4,717	CAD6,000	Barclays Bank PLC	1/18/2018	(58)
JPY499,132	EUR3,750	Goldman Sachs	1/18/2018	(71)
NOK131,600	USD15,711	Bank of America, N.A.	1/19/2018	327
EUR6,800	GBP6,000	HSBC Bank	1/19/2018	62
USD15,422	EUR13,000	JPMorgan Chase	1/19/2018	(197)
USD15,282	PLN54,400	Bank of America, N.A.	1/19/2018	(346)
USD29,652	EUR25,150	Bank of America, N.A.	1/19/2018	(564)
EUR83,098	USD98,394	Barclays Bank PLC	1/22/2018	1,462
EUR47,856	USD56,408	Bank of America, N.A.	1/22/2018	1,099
EUR27,469	USD32,514	UBS AG	1/22/2018	495
JPY829,484	USD7,350	Barclays Bank PLC	1/22/2018	21
USD134	GBP100	Bank of New York Mellon	1/22/2018	(1)
USD3,338	EUR2,830	UBS AG	1/22/2018	(63)
USD9,093	EUR7,680	UBS AG	1/22/2018	(136)
USD9,468	EUR8,000	Goldman Sachs	1/22/2018	(145)
JPY3,867,429	USD34,568	Barclays Bank PLC	1/22/2018	(203)
JPY6,000,000	USD53,519	JPMorgan Chase	1/22/2018	(204)
EUR76,027	USD90,038	Citibank	1/23/2018	1,327
SEK198,192	USD23,617	Citibank	1/23/2018	582
SEK69,559	EUR7,000	Citibank	1/23/2018	81
USD2,516	AUD3,200	JPMorgan Chase	1/23/2018	19
USD1,154	EUR975	JPMorgan Chase	1/23/2018	(17)
JPY1,330,157	USD11,887	JPMorgan Chase	1/23/2018	(67)

10	Capital World Bond Fund

				Unrealized
Contract amount				appreciation (depreciation)
Purchases	Sales			at 12/31/2017
(000)	(000)	Counterparty	Settlement date	(000)
EUR7,087	PLN30,000	Citibank	1/23/2018	$(102)
USD15,390	EUR12,995	Citibank	1/23/2018	(227)
USD11,880	GBP9,000	Bank of America, N.A.	1/23/2018	(282)
USD35,789	ILS125,800	JPMorgan Chase	1/23/2018	(400)
USD23,902	PLN85,450	Citibank	1/23/2018	(646)
SEK197,119	USD23,260	Barclays Bank PLC	1/24/2018	810
JPY3,984,529	USD35,219	Goldman Sachs	1/24/2018	191
JPY1,813,392	USD16,000	Citibank	1/24/2018	115
USD6,737	EUR5,697	Citibank	1/24/2018	(110)
USD1,321	TRY5,100	JPMorgan Chase	1/25/2018	(13)
USD2,087	NZD3,000	JPMorgan Chase	1/25/2018	(38)
USD3,631	ZAR46,500	JPMorgan Chase	1/29/2018	(108)
USD4,859	MXN95,700	JPMorgan Chase	1/31/2018	24
EUR60,176	USD72,250	Citibank	2/5/2018	120
USD4,741	GBP3,500	Bank of America, N.A.	2/5/2018	10
USD35,682	PLN127,000	Bank of America, N.A.	2/7/2018	(804)
JPY12,195,000	USD108,309	HSBC Bank	2/15/2018	175
SEK154,107	USD18,397	Barclays Bank PLC	2/22/2018	452
JPY2,694,444	USD23,882	HSBC Bank	2/23/2018	96
USD29,842	EUR25,000	Bank of America, N.A.	2/23/2018	(253)
USD32,749	INR2,174,200	Citibank	3/26/2018	(950)
USD7,500	BRL24,304	Citibank	4/20/2018	262
USD40,733	BRL132,300	Citibank	4/23/2018	1,346
USD363,513	JPY40,150,000	Citibank	5/21/2018	4,315
USD115,890	JPY12,800,000	Citibank	5/21/2018	1,376
USD5,150	JPY560,000	JPMorgan Chase	8/20/2018	111
USD20,796	BRL70,000	Citibank	11/29/2018	456
USD155,200	BRL529,000	JPMorgan Chase	12/4/2018	1,567
USD1,434	EUR1,185	Bank of America, N.A.	12/13/2018	(22)
USD1,816	EUR1,510	Bank of America, N.A.	12/13/2018	(39)
USD3,843	EUR3,185	Bank of America, N.A.	12/13/2018	(70)
				$5,203

Capital World Bond Fund	11

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
7.46%	28-day MXN-TIIE	11/6/2018	MXN5,644,000	$(1,393)	$—	$(1,393)
7.455%	28-day MXN-TIIE	11/7/2018	4,601,000	(1,149)	—	(1,149)
7.44%	28-day MXN-TIIE	11/7/2018	12,755,000	(3,265)	—	(3,265)
1.6505%	3-month USD-LIBOR	3/21/2019	$250,000	(853)	—	(853)
3-month USD-LIBOR	1.598%	8/11/2019	62,500	393	—	393
3-month USD-LIBOR	2.0335%	12/19/2019	140,000	74	—	74
3-month USD-LIBOR	1.6332%	5/23/2020	18,000	197	—	197
3-month NZD-BBR-FRA	2.67%	12/9/2020	NZ$170,000	83	—	83
2.2425%	3-month AUD-BBSW	12/9/2020	A$155,000	(386)	—	(386)
2.322%	3-month AUD-BBSW	12/15/2020	205,000	(393)	—	(393)
3-month NZD-BBR-FRA	2.707%	12/18/2020	NZ$225,000	66	—	66
9.145%	DI-OVER-EXTRA Grupo	1/4/2021	BRL438,000	989	—	989
9.44%	DI-OVER-EXTRA Grupo	1/4/2021	32,000	141	—	141
1.2185%	3-month USD-LIBOR	2/8/2021	$70,000	(1,984)	—	(1,984)
1.9575%	3-month Canada BA	7/5/2021	C$80,000	(488)	—	(488)
3-month USD-LIBOR	2.15875%	7/8/2021	$60,000	210	—	210
6.775%	28-day MXN-TIIE	6/20/2022	MXN1,100,000	(2,317)	—	(2,317)
3-month SEK-STIBOR	0.425%	8/4/2022	SKr600,000	(68)	—	(68)
3-month USD-LIBOR	1.5075%	9/22/2026	$9,600	653	—	653
0.8153%	6-month EURIBOR	4/28/2027	€10,000	4	—	4
3-month SEK-STIBOR	1.125%	4/28/2027	SKr100,000	(12)	—	(12)
6-month EURIBOR	0.7952%	5/23/2027	€12,500	32	—	32
3-month SEK-STIBOR	1.222%	8/8/2027	SKr50,000	(43)	—	(43)
3-month USD-LIBOR	2.4275%	10/31/2027	$27,350	(105)	—	(105)
3-month USD-LIBOR	2.562%	11/4/2045	20,000	(104)	—	(104)
3-month USD-LIBOR	2.556%	11/27/2045	47,000	(190)	—	(190)
3-month USD-LIBOR	1.794%	8/3/2046	50,000	7,898	—	7,898
3-month USD-LIBOR	1.9095%	10/11/2046	20,000	2,683	—	2,683
3-month USD-LIBOR	2.659%	2/8/2047	15,000	(398)	—	(398)
1.4898%	6-month EURIBOR	8/28/2047	€4,000	(4)	—	(4)
1.4898%	6-month EURIBOR	11/24/2047	8,250	(11)	—	(11)
1.4508%	6-month EURIBOR	12/15/2047	15,000	(198)	—	(198)
					$—	$62

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Purchased on a TBA basis.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $45,566,000, which represented .36% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,380,671,000, which represented 10.86% of the net assets of the fund.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

12	Capital World Bond Fund

Key to abbreviations and symbols

AUD/A$ = Australian dollars

BA = Banker’s acceptances

BBR = Bank base rate

BBSW= Bank Bill Swap

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

DI-OVER-EXTRA Grupo = Overnight Brazilian Interbank Deposit Rate

DKr = Danish kroner

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward rate agreement

GBP/£ = British pounds

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

NZD/NZ$ = New Zealand dollars

PLN = Polish zloty

SEK/SKr = Swedish kronor

STIBOR = Stockholm Interbank Offered Rate

TBA = To-be-announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

Capital World Bond Fund	13

Financial statements

Statement of assets and liabilities at December 31, 2017	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $12,574,333)		$12,702,839
Cash denominated in currencies other than U.S. dollars (cost: $13,813)		14,012
Unrealized appreciation on open forward currency contracts		27,870
Receivables for:
Sales of investments	$124,409
Sales of fund’s shares	52,197
Closed forward currency contracts	2,994
Variation margin on futures contracts	1,089
Variation margin on swap contracts	1,246
Interest	98,686
Other	1,428	282,049
		13,026,770
Liabilities:
Unrealized depreciation on open forward currency contracts		22,667
Payables for:
Purchases of investments	255,506
Repurchases of fund’s shares	16,277
Closed forward currency contracts	2,336
Investment advisory services	4,708
Services provided by related parties	2,888
Trustees’ deferred compensation	228
Variation margin on futures contracts	39
Variation margin on swap contracts	1,430
Other	1,663	285,075
Net assets at December 31, 2017		$12,719,028

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,659,691
Distributions in excess of net investment income		(1,105)
Accumulated net realized loss		(71,713)
Net unrealized appreciation		132,155
Net assets at December 31, 2017		$12,719,028

See Notes to Financial Statements

14	Capital World Bond Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (637,527 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share

Class A	$5,866,530	293,823		$19.97
Class C	279,846	14,257		19.63
Class T	10	—	*	19.97
Class F-1	284,947	14,306		19.92
Class F-2	1,026,855	51,504		19.94
Class F-3	1,770,097	88,717		19.95
Class 529-A	312,141	15,590		20.02
Class 529-C	84,350	4,265		19.78
Class 529-E	15,417	775		19.90
Class 529-T	10	1		19.97
Class 529-F-1	37,581	1,889		19.90
Class R-1	8,436	427		19.77
Class R-2	126,370	6,397		19.75
Class R-2E	3,744	188		19.93
Class R-3	141,010	7,073		19.94
Class R-4	115,006	5,764		19.95
Class R-5E	17	1		19.94
Class R-5	84,256	4,217		19.98
Class R-6	2,562,405	128,333		19.97

*	Amount less than one thousand.

See Notes to Financial Statements

Capital World Bond Fund	15

Statement of operations for the year ended December 31, 2017	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $1,588)	$378,456
Dividends	272	$378,728
Fees and expenses*:
Investment advisory services	54,104
Distribution services	22,172
Transfer agent services	17,464
Administrative services	3,790
Reports to shareholders	1,348
Registration statement and prospectus	1,057
Trustees’ compensation	116
Auditing and legal	293
Custodian	2,400
Other	499
Total fees and expenses before reimbursement	103,243
Less transfer agent services reimbursement	1
Total fees and expenses after reimbursement		103,242
Net investment income		275,486

Net realized loss and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $2,865)	18,384
Futures contracts	3,839
Forward currency contracts	(70,093)
Swap contracts	(16,799)
Currency transactions	(14,266)	(78,935)
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $936)	654,084
Futures contracts	(1,930)
Forward currency contracts	32,349
Swap contracts	(17,242)
Currency translations	2,998	670,259
Net realized loss and unrealized appreciation		591,324
Net increase in net assets resulting from operations		$866,810

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

16	Capital World Bond Fund

Statements of changes in net assets

(dollars in thousands)

	Year ended	Three months ended	Year ended
	December 31,	December 31,	September 30,
	2017	2016*	2016

Operations:
Net investment income	$275,486	$65,969	$250,362
Net realized (loss) gain	(78,935)	(161,561)	1,766
Net unrealized appreciation (depreciation)	670,259	(724,241)	719,999
Net increase (decrease) in net assets resulting from operations	866,810	(819,833)	972,127
Dividends, distributions and return of capital paid to shareholders:
Dividends from net investment income	(94,497)	(76,502)	(152,624)
Distributions from net realized gain on investments	—	(42,817)	—
Return of capital	(143,803)	(28,799)	—
Total dividends, distributions and return of capital paid to shareholders	(238,300)	(148,118)	(152,624)
Net capital share transactions	151,478	285,846	(827,841)
Total increase (decrease) in net assets	779,988	(682,105)	(8,338)
Net assets:
Beginning of period	11,939,040	12,621,145	12,629,483
End of period (including distributions in excess of net investment income: $(1,105), $(21,724) and $(7,752), respectively)	$12,719,028	$11,939,040	$12,621,145

*	In 2016, the fund changed its fiscal year-end from September to December.

See Notes to Financial Statements

Capital World Bond Fund	17

Notes to financial statements

1. Organization

Capital World Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge1)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4,R-5E, R-5 and R-6	None	None	None

[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

18	Capital World Bond Fund

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Capital World Bond Fund	19

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$1,729,050	$—	$1,729,050
Japanese yen	—	1,094,627	—	1,094,627
Polish zloty	—	528,887	—	528,887
Mexican pesos	—	452,718	—	452,718
Indian rupees	—	295,018	—	295,018
Malaysian ringgits	—	283,920	—	283,920
Brazilian reais	—	252,395	—	252,395
British pounds	—	239,250	—	239,250
U.S. dollars	—	5,502,924	5,265	5,508,189
Other	—	1,241,981	—	1,241,981
Convertible stocks	—	1,027	3,149	4,176
Common stocks	110	253	1,622	1,985
Short-term securities	—	1,070,643	—	1,070,643
Total	$110	$12,692,693	$10,036	$12,702,839

20	Capital World Bond Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$984	$—	$—	$984
Unrealized appreciation on open forward currency contracts	—	27,870	—	27,870
Unrealized appreciation on interest rate swaps	—	13,423	—	13,423
Liabilities:
Unrealized depreciation on futures contracts	(2,965)	—	—	(2,965)
Unrealized depreciation on open forward currency contracts	—	(22,667)	—	(22,667)
Unrealized depreciation on interest rate swaps	—	(13,361)	—	(13,361)
Total	$(1,981)	$5,265	$—	$3,284

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Capital World Bond Fund	21

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

22	Capital World Bond Fund

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $601,922,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $3,391,566,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Capital World Bond Fund	23

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $2,793,817,000.

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts, forward currency contracts and interest rate swaps as of, or for the year ended, December 31, 2017 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Net unrealized appreciation*	$984	Net unrealized depreciation*	$2,965
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	27,870	Unrealized depreciation on open forward currency contracts	22,667
Forward currency	Currency	Receivables for closed forward currency contracts	2,994	Payables for closed forward currency contracts	2,336
Swaps	Interest	Net unrealized appreciation*	13,423	Net unrealized depreciation*	13,361
			$45,271		$41,329

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$3,839	Net unrealized depreciation on futures contracts	$(1,930)
Forward currency	Currency	Net realized loss on forward currency contracts	(70,093)	Net unrealized appreciation on forward currency contracts	32,349
Swaps	Interest	Net realized loss on swap contracts	(16,799)	Net unrealized depreciation on swap contracts	(17,242)
			$(83,053)		$13,177

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of futures contracts, forward currency contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the program calls for the fund to pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

24	Capital World Bond Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2017, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$2,409	$(2,409)	$—	$—	$—
Barclays Bank PLC	2,745	(1,069)	—	(831)	845
Citibank	10,123	(4,354)	—	(5,769)	—
Goldman Sachs	3,001	(2,950)	—	—	51
HSBC Bank	1,244	(1,244)	—	—	—
JPMorgan Chase	7,934	(5,926)	(2,008)	—	—
UBS AG	3,408	(3,408)	—	—	—
Total	$30,864	$(21,360)	$(2,008)	$(6,600)	$896
Liabilities:
Bank of America, N.A.	$4,769	$(2,409)	$(2,360)	$—	$—
Bank of New York Mellon	30	—	—	—	30
Barclays Bank PLC	1,069	(1,069)	—	—	—
Citibank	4,354	(4,354)	—	—	—
Goldman Sachs	2,950	(2,950)	—	—	—
HSBC Bank	1,412	(1,244)	(168)	—	—
JPMorgan Chase	5,926	(5,926)	—	—	—
UBS AG	4,493	(3,408)	(1,085)	—	—
Total	$25,003	$(21,360)	$(3,613)	$—	$30

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2017, the fund reclassified $160,362,000 from distributions in excess of net investment income to accumulated net realized loss and $8,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Capital World Bond Fund	25

As of December 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Distribution in excess of ordinary income	$143,803
Capital loss carryforward*	(61,695)
Gross unrealized appreciation on investments	419,076
Gross unrealized depreciation on investments	(297,652)
Net unrealized appreciation on investments	121,424
Cost of investments	12,584,699

*	Reflects the utilization of capital loss carryforward of $114,713,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

For the year ended December 31, 2017, the fund’s distributions exceeded total taxable income and net realized gains or losses resulting in a return of capital for tax purposes. Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2017
Share class	Ordinary income		Long-term capital gains	Return of capital		Total paid
Class A	$41,963		$—	$63,859		$105,822
Class B1	—		—	—		—
Class C	1,244		—	1,893		3,137
Class T2	—	[3]	—	—	[3]	—	[3]
Class F-1	2,267		—	3,451		5,718
Class F-2	10,705		—	16,291		26,996
Class F-3[4]	10,363		—	15,769		26,132
Class 529-A	2,066		—	3,144		5,210
Class 529-B1	—		—	—		—
Class 529-C	384		—	585		969
Class 529-E	98		—	149		247
Class 529-T2	—	[3]	—	—	[3]	—	[3]
Class 529-F-1	285		—	434		719
Class R-1	40		—	61		101
Class R-2	592		—	901		1,493
Class R-2E	18		—	27		45
Class R-3	883		—	1,344		2,227
Class R-4	847		—	1,288		2,135
Class R-5E	1		—	1		2
Class R-5	709		—	1,079		1,788
Class R-6	22,032		—	33,527		55,559
Total	$94,497		$—	$143,803		$238,300

26	Capital World Bond Fund

	Period ended December 31, 2016[5]								Year ended September 30, 2016
Share class	Ordinary income		Long-term capital gains		Return of capital		Total paid		Ordinary income		Long-term capital gains	Total paid
Class A	$36,287		$21,022		$13,660		$70,969		$74,286		$—	$74,286
Class B	8		15		3		26		75		—	75
Class C	1,098		1,239		413		2,750		1,919		—	1,919
Class F-1	2,068		1,179		778		4,025		9,419		—	9,419
Class F-2	13,269		6,851		4,995		25,115		25,227		—	25,227
Class 529-A	1,691		1,033		636		3,360		3,366		—	3,366
Class 529-B	1		1		—	[3]	2		5		—	5
Class 529-C	328		400		124		852		517		—	517
Class 529-E	82		56		31		169		152		—	152
Class 529-F-1	242		127		91		460		523		—	523
Class R-1	36		39		14		89		66		—	66
Class R-2	487		486		183		1,156		717		—	717
Class R-2E	8		7		3		18		4		—	4
Class R-3	733		505		276		1,514		1,303		—	1,303
Class R-4	689		383		260		1,332		1,240		—	1,240
Class R-5E6	—	[3]	—	[3]	—	[3]	—	[3]	—	[3]	—	—	[3]
Class R-5	562		274		212		1,048		2,329		—	2,329
Class R-6	18,913		9,200		7,120		35,233		31,476		—	31,476
Total	$76,502		$42,817		$28,799		$148,118		$152,624		$—	$152,624

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.
[5]	In 2016, the fund changed its fiscal year-end from September to December.
[6]	Class R-5E shares began investment operations on November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.360% on such assets in excess of $15 billion. For the year ended December 31, 2017, the investment advisory services fee was $54,104,000, which was equivalent to an annualized rate of 0.442% of average daily net assets.

Capital World Bond Fund	27

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

28	Capital World Bond Fund

For the year ended December 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$14,502		$12,529		$582		Not applicable
Class B1	6		2		Not applicable		Not applicable
Class C	3,048		674		153		Not applicable
Class T2	—		—	[3]	—	[3]	Not applicable
Class F-1	768		387		154		Not applicable
Class F-2	Not applicable		1,932		741		Not applicable
Class F-3[4]	Not applicable		149		458		Not applicable
Class 529-A	665		566		147		$199
Class 529-B1	—	[3]	—	[3]	—	[3]	—	[3]
Class 529-C	1,050		221		53		72
Class 529-E	77		15		8		11
Class 529-T2	—		—	[3]	—	[3]	—	[3]
Class 529-F-1	—		70		18		24
Class R-1	94		14		5		Not applicable
Class R-2	961		479		65		Not applicable
Class R-2E	18		7		1		Not applicable
Class R-3	703		240		71		Not applicable
Class R-4	280		122		56		Not applicable
Class R-5E	Not applicable		—	[3]	—	[3]	Not applicable
Class R-5	Not applicable		48		41		Not applicable
Class R-6	Not applicable		9		1,237		Not applicable
Total class-specific expenses	$22,172		$17,464		$3,790		$306

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $116,000 in the fund’s statement of operations reflects $83,000 in current fees (either paid in cash or deferred) and a net increase of $33,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2017.

Capital World Bond Fund	29

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class A	$843,562	42,799		$104,105		5,271		$(1,204,932)	(61,430)	$(257,265)	(13,360)
Class B2	16	1		—		—		(4,228)	(222)	(4,212)	(221)
Class C	30,902	1,599		3,080		159		(106,869)	(5,549)	(72,887)	(3,791)
Class T3	10	—	[4]	—		—		—	—	10	— [4]
Class F-1	71,830	3,667		5,614		285		(131,369)	(6,681)	(53,925)	(2,729)
Class F-2	812,384	41,657		26,431		1,350		(1,852,794)	(93,637)	(1,013,979)	(50,630)
Class F-3[5]	1,862,336	93,612		25,543		1,281		(123,337)	(6,176)	1,764,542	88,717
Class 529-A	58,164	2,927		5,209		263		(54,804)	(2,774)	8,569	416
Class 529-B2	3	—	[4]	—		—		(406)	(21)	(403)	(21)
Class 529-C	11,918	610		969		50		(43,215)	(2,207)	(30,328)	(1,547)
Class 529-E	2,221	113		247		13		(3,295)	(168)	(827)	(42)
Class 529-T3	10	1		—	[4]	—	[4]	—	—	10	1
Class 529-F-1	8,157	415		719		37		(7,744)	(395)	1,132	57
Class R-1	1,677	86		101		5		(4,653)	(240)	(2,875)	(149)
Class R-2	29,899	1,538		1,491		76		(45,052)	(2,323)	(13,662)	(709)
Class R-2E	2,107	108		45		2		(537)	(27)	1,615	83
Class R-3	41,838	2,135		2,225		113		(50,170)	(2,563)	(6,107)	(315)
Class R-4	35,005	1,785		2,133		108		(34,431)	(1,756)	2,707	137
Class R-5E	95	5		1		—	[4]	(92)	(5)	4	— [4]
Class R-5	23,956	1,217		1,788		90		(21,700)	(1,102)	4,044	205
Class R-6	935,545	47,641		55,538		2,818		(1,165,768)	(59,352)	(174,685)	(8,893)
Total net increase (decrease)	$4,771,635	241,916		$235,239		11,921		$(4,855,396)	(246,628)	$151,478	7,209

Period ended December 31, 2016[6]

Class A	$209,057	10,685		$69,870		3,617		$(460,612)	(23,674)	$(181,685)	(9,372)
Class B	21	1		27		2		(3,811)	(195)	(3,763)	(192)
Class C	9,806	510		2,704		143		(37,905)	(1,981)	(25,395)	(1,328)
Class F-1	19,200	980		3,951		205		(40,997)	(2,112)	(17,846)	(927)
Class F-2	364,484	18,651		24,470		1,271		(181,293)	(9,352)	207,661	10,570
Class 529-A	9,225	474		3,359		174		(14,802)	(764)	(2,218)	(116)
Class 529-B	7	—	[4]	2		—	[4]	(476)	(24)	(467)	(24)
Class 529-C	3,231	167		852		45		(7,783)	(408)	(3,700)	(196)
Class 529-E	552	28		168		9		(909)	(47)	(189)	(10)
Class 529-F-1	1,612	84		458		24		(3,662)	(191)	(1,592)	(83)
Class R-1	458	24		88		5		(719)	(37)	(173)	(8)
Class R-2	8,755	454		1,154		61		(13,494)	(700)	(3,585)	(185)
Class R-2E	987	49		18		1		(100)	(5)	905	45
Class R-3	11,038	565		1,511		78		(12,466)	(642)	83	1
Class R-4	8,947	459		1,330		69		(12,579)	(646)	(2,302)	(118)
Class R-5E	—	—		—		—		—	—	—	—
Class R-5	7,120	362		1,048		54		(4,644)	(240)	3,524	176
Class R-6	305,750	15,767		35,167		1,821		(24,329)	(1,245)	316,588	16,343
Total net increase (decrease)	$960,250	49,260		$146,177		7,579		$(820,581)	(42,263)	$285,846	14,576

30	Capital World Bond Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2016

Class A	$853,814	43,280	$72,934	3,719		$(1,241,238)	(63,140)	$(314,490)	(16,141)
Class B	561	29	74	4		(28,837)	(1,474)	(28,202)	(1,441)
Class C	47,499	2,450	1,877	96		(115,371)	(5,974)	(65,995)	(3,428)
Class F-1	269,616	14,009	9,371	493		(2,073,036)	(106,840)	(1,794,049)	(92,338)
Class F-2	2,588,506	131,684	24,363	1,238		(1,662,752)	(83,619)	950,117	49,303
Class 529-A	34,708	1,758	3,365	171		(59,360)	(3,009)	(21,287)	(1,080)
Class 529-B	103	5	5	—	[4]	(2,520)	(128)	(2,412)	(123)
Class 529-C	15,473	794	517	27		(30,573)	(1,571)	(14,583)	(750)
Class 529-E	1,997	101	151	8		(2,755)	(140)	(607)	(31)
Class 529-F-1	6,464	328	523	27		(12,519)	(640)	(5,532)	(285)
Class R-1	2,007	103	66	3		(5,079)	(262)	(3,006)	(156)
Class R-2	34,469	1,771	717	36		(45,267)	(2,330)	(10,081)	(523)
Class R-2E	1,323	68	4	—	[4]	(154)	(8)	1,173	60
Class R-3	39,795	2,022	1,301	66		(50,703)	(2,585)	(9,607)	(497)
Class R-4	40,159	2,014	1,239	63		(29,994)	(1,526)	11,404	551
Class R-5E7	10	1	—	—		—	—	10	1
Class R-5	36,589	1,871	2,329	119		(120,056)	(6,034)	(81,138)	(4,044)
Class R-6	648,058	32,722	31,445	1,605		(119,059)	(6,136)	560,444	28,191
Total net increase (decrease)	$4,621,151	235,010	$150,281	7,675		$(5,599,273)	(285,416)	$(827,841)	(42,731)

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Amount less than one thousand.
[5]	Class F-3 shares began investment operations on January 27, 2017.
[6]	In 2016, the fund changed its fiscal year-end from September to December.
[7]	Class R-5E shares began investment operations on November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,936,871,000 and $10,482,941,000, respectively, during the year ended December 31, 2017.

Capital World Bond Fund	31

Financial highlights

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class A:
12/31/2017	$18.96	$.42	$.95	$1.37	$(.14)	$—	$(.22)	$(.36)	$19.97	7.26%	$5,867		.96%		.96%		2.13%
12/31/2016[4,5]	20.51	.10	(1.42)	(1.32)	(.12)	(.07)	(.04)	(.23)	18.96	(6.51)[6]	5,824		.24	[6]	.24	[6]	.52	[6]
9/30/2016	19.21	.38	1.15	1.53	(.23)	—	—	(.23)	20.51	8.08	6,494		.94		.94		1.94
9/30/2015	20.49	.39	(1.20)	(.81)	(.19)	(.28)	—	(.47)	19.21	(4.05)	6,393		.93		.93		1.99
9/30/2014	20.32	.47	.13	.60	(.43)	—	—	(.43)	20.49	2.98	7,176		.90		.90		2.27
9/30/2013	21.63	.43	(1.02)	(.59)	(.44)	(.28)	—	(.72)	20.32	(2.80)	7,384		.91		.91		2.09
Class C:
12/31/2017	18.64	.26	.93	1.19	(.08)	—	(.12)	(.20)	19.63	6.41	280		1.75		1.75		1.34
12/31/2016[4,5]	20.13	.06	(1.40)	(1.34)	(.06)	(.07)	(.02)	(.15)	18.64	(6.72)[6]	337		.44	[6]	.44	[6]	.32	[6]
9/30/2016	18.88	.22	1.12	1.34	(.09)	—	—	(.09)	20.13	7.19	390		1.74		1.74		1.14
9/30/2015	20.18	.23	(1.19)	(.96)	(.06)	(.28)	—	(.34)	18.88	(4.80)	431		1.73		1.73		1.19
9/30/2014	20.01	.30	.13	.43	(.26)	—	—	(.26)	20.18	2.17	552		1.70		1.70		1.49
9/30/2013	21.30	.26	(1.00)	(.74)	(.27)	(.28)	—	(.55)	20.01	(3.55)	654		1.71		1.71		1.28
Class T:
12/31/2017[4,7]	19.32	.35	.60	.95	(.12)	—	(.18)	(.30)	19.97	4.95 [6,8]	—	[9]	.73	[8,10]	.73	[8,10]	2.37	[8,10]
Class F-1:
12/31/2017	18.92	.43	.94	1.37	(.15)	—	(.22)	(.37)	19.92	7.28	285		.91		.91		2.18
12/31/2016[4,5]	20.46	.10	(1.41)	(1.31)	(.12)	(.07)	(.04)	(.23)	18.92	(6.47)[6]	322		.22	[6]	.22	[6]	.53	[6]
9/30/2016	19.09	.38	1.13	1.51	(.14)	—	—	(.14)	20.46	8.01	368		.94		.94		1.98
9/30/2015	20.37	.40	(1.21)	(.81)	(.19)	(.28)	—	(.47)	19.09	(4.05)	2,106		.91		.91		2.03
9/30/2014	20.20	.47	.13	.60	(.43)	—	—	(.43)	20.37	3.01	1,951		.90		.90		2.27
9/30/2013	21.51	.43	(1.02)	(.59)	(.44)	(.28)	—	(.72)	20.20	(2.81)	1,896		.91		.91		2.09
Class F-2:
12/31/2017	18.93	.47	.95	1.42	(.16)	—	(.25)	(.41)	19.94	7.54	1,027		.67		.67		2.41
12/31/2016[4,5]	20.49	.12	(1.42)	(1.30)	(.14)	(.07)	(.05)	(.26)	18.93	(6.42)[6]	1,933		.16	[6]	.16	[6]	.60	[6]
9/30/2016	19.20	.44	1.14	1.58	(.29)	—	—	(.29)	20.49	8.37	1,876		.65		.65		2.21
9/30/2015	20.48	.45	(1.21)	(.76)	(.24)	(.28)	—	(.52)	19.20	(3.77)	811		.65		.65		2.28
9/30/2014	20.31	.52	.14	.66	(.49)	—	—	(.49)	20.48	3.29	990		.61		.61		2.54
9/30/2013	21.62	.49	(1.02)	(.53)	(.50)	(.28)	—	(.78)	20.31	(2.53)	621		.64		.64		2.35
Class F-3:
12/31/2017[4,11]	19.08	.48	.83	1.31	(.17)	—	(.27)	(.44)	19.95	6.94 [6]	1,770		.55	[10]	.55	[10]	2.58	[10]
Class 529-A:
12/31/2017	19.01	.41	.95	1.36	(.14)	—	(.21)	(.35)	20.02	7.18	312		1.02		1.02		2.07
12/31/2016[4,5]	20.57	.10	(1.44)	(1.34)	(.11)	(.07)	(.04)	(.22)	19.01	(6.53)[6]	289		.26	[6]	.26	[6]	.50	[6]
9/30/2016	19.26	.37	1.15	1.52	(.21)	—	—	(.21)	20.57	7.95	314		1.03		1.03		1.85
9/30/2015	20.54	.38	(1.21)	(.83)	(.17)	(.28)	—	(.45)	19.26	(4.12)	315		1.02		1.02		1.91
9/30/2014	20.37	.45	.13	.58	(.41)	—	—	(.41)	20.54	2.88	358		.99		.99		2.19
9/30/2013	21.68	.42	(1.03)	(.61)	(.42)	(.28)	—	(.70)	20.37	(2.87)	372		.99		.99		2.01

32	Capital World Bond Fund

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2017	$18.77	$.25	$.94	$1.19	$(.07)	$—	$(.11)	$(.18)	$19.78	6.38%	$84		1.80%		1.80%		1.30%
12/31/2016[4,5]	20.27	.06	(1.41)	(1.35)	(.06)	(.07)	(.02)	(.15)	18.77	(6.74)[6]	109		.45	[6]	.45	[6]	.31	[6]
9/30/2016	19.00	.21	1.14	1.35	(.08)	—	—	(.08)	20.27	7.19	122		1.80		1.80		1.08
9/30/2015	20.32	.22	(1.20)	(.98)	(.06)	(.28)	—	(.34)	19.00	(4.91)	128		1.79		1.79		1.14
9/30/2014	20.14	.29	.14	.43	(.25)	—	—	(.25)	20.32	2.15	152		1.77		1.77		1.41
9/30/2013	21.45	.25	(1.02)	(.77)	(.26)	(.28)	—	(.54)	20.14	(3.67)	165		1.77		1.77		1.22
Class 529-E:
12/31/2017	18.89	.37	.95	1.32	(.12)	—	(.19)	(.31)	19.90	7.04	15		1.19		1.19		1.90
12/31/2016[4,5]	20.43	.09	(1.42)	(1.33)	(.10)	(.07)	(.04)	(.21)	18.89	(6.59)[6]	15		.30	[6]	.30	[6]	.46	[6]
9/30/2016	19.14	.33	1.14	1.47	(.18)	—	—	(.18)	20.43	7.77	17		1.21		1.21		1.68
9/30/2015	20.41	.34	(1.20)	(.86)	(.13)	(.28)	—	(.41)	19.14	(4.29)	16		1.21		1.21		1.72
9/30/2014	20.24	.41	.13	.54	(.37)	—	—	(.37)	20.41	2.69	19		1.20		1.20		1.98
9/30/2013	21.55	.37	(1.02)	(.65)	(.38)	(.28)	—	(.66)	20.24	(3.11)	20		1.21		1.21		1.79
Class 529-T:
12/31/2017[4,7]	19.32	.34	.61	.95	(.12)	—	(.18)	(.30)	19.97	4.91 [6,8]	—	[9]	.78	[8,10]	.78	[8,10]	2.33	[8,10]
Class 529-F-1:
12/31/2017	18.90	.45	.94	1.39	(.15)	—	(.24)	(.39)	19.90	7.41	38		.80		.80		2.30
12/31/2016[4,5]	20.46	.11	(1.42)	(1.31)	(.13)	(.07)	(.05)	(.25)	18.90	(6.45)[6]	35		.20	[6]	.20	[6]	.56	[6]
9/30/2016	19.16	.41	1.15	1.56	(.26)	—	—	(.26)	20.46	8.18	39		.81		.81		2.08
9/30/2015	20.44	.42	(1.20)	(.78)	(.22)	(.28)	—	(.50)	19.16	(3.92)	42		.79		.79		2.14
9/30/2014	20.27	.49	.14	.63	(.46)	—	—	(.46)	20.44	3.13	45		.77		.77		2.40
9/30/2013	21.58	.46	(1.02)	(.56)	(.47)	(.28)	—	(.75)	20.27	(2.67)	39		.77		.77		2.23
Class R-1:
12/31/2017	18.77	.27	.94	1.21	(.08)	—	(.13)	(.21)	19.77	6.49	9		1.68		1.68		1.41
12/31/2016[4,5]	20.27	.07	(1.41)	(1.34)	(.07)	(.07)	(.02)	(.16)	18.77	(6.69)[6]	11		.42	[6]	.42	[6]	.34	[6]
9/30/2016	19.01	.23	1.13	1.36	(.10)	—	—	(.10)	20.27	7.24	12		1.68		1.68		1.20
9/30/2015	20.31	.25	(1.20)	(.95)	(.07)	(.28)	—	(.35)	19.01	(4.74)	14		1.66		1.66		1.26
9/30/2014	20.14	.31	.14	.45	(.28)	—	—	(.28)	20.31	2.24	17		1.65		1.65		1.53
9/30/2013	21.44	.28	(1.02)	(.74)	(.28)	(.28)	—	(.56)	20.14	(3.52)	17		1.64		1.64		1.35
Class R-2:
12/31/2017	18.76	.28	.94	1.22	(.09)	—	(.14)	(.23)	19.75	6.50	126		1.65		1.65		1.44
12/31/2016[4,5]	20.27	.07	(1.42)	(1.35)	(.06)	(.07)	(.03)	(.16)	18.76	(6.71)[6]	133		.42	[6]	.42	[6]	.34	[6]
9/30/2016	19.00	.23	1.14	1.37	(.10)	—	—	(.10)	20.27	7.26	148		1.70		1.70		1.18
9/30/2015	20.30	.24	(1.20)	(.96)	(.06)	(.28)	—	(.34)	19.00	(4.78)	149		1.70		1.70		1.23
9/30/2014	20.13	.30	.14	.44	(.27)	—	—	(.27)	20.30	2.19	168		1.71		1.71		1.47
9/30/2013	21.43	.27	(1.01)	(.74)	(.28)	(.28)	—	(.56)	20.13	(3.54)	177		1.67		1.67		1.32
Class R-2E:
12/31/2017	18.93	.34	.95	1.29	(.12)	—	(.17)	(.29)	19.93	6.81	4		1.37		1.37		1.74
12/31/2016[4,5]	20.47	.08	(1.42)	(1.34)	(.09)	(.07)	(.04)	(.20)	18.93	(6.57)[6]	2		.34	[6]	.34	[6]	.42	[6]
9/30/2016	19.20	.30	1.18	1.48	(.21)	—	—	(.21)	20.47	7.75	1		1.33		1.33		1.53
9/30/2015	20.50	.42	(1.21)	(.79)	(.23)	(.28)	—	(.51)	19.20	(3.94)[8]	—	[9]	.78	[8]	.78	[8]	2.13	[8]
9/30/2014[4,12]	21.00	.04	(.54)	(.50)	—	—	—	—	20.50	(2.38)[6,8]	—	[9]	.06	[6,8]	.06	[6,8]	.17	[6,8]

See end of table for footnotes.

Capital World Bond Fund	33

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class R-3:
12/31/2017	$18.93	$.37	$.95	$1.32	$(.12)	$—	$(.19)	$(.31)	$19.94	7.01%	$141		1.20%		1.20%		1.89%
12/31/2016[4,5]	20.47	.09	(1.42)	(1.33)	(.10)	(.07)	(.04)	(.21)	18.93	(6.58)[6]	140		.29	[6]	.29	[6]	.47	[6]
9/30/2016	19.17	.32	1.15	1.47	(.17)	—	—	(.17)	20.47	7.78	151		1.23		1.23		1.65
9/30/2015	20.45	.34	(1.21)	(.87)	(.13)	(.28)	—	(.41)	19.17	(4.34)	151		1.22		1.22		1.71
9/30/2014	20.28	.41	.13	.54	(.37)	—	—	(.37)	20.45	2.67	174		1.21		1.21		1.97
9/30/2013	21.58	.37	(1.02)	(.65)	(.37)	(.28)	—	(.65)	20.28	(3.06)	184		1.21		1.21		1.79
Class R-4:
12/31/2017	18.95	.43	.94	1.37	(.15)	—	(.22)	(.37)	19.95	7.28	115		.89		.89		2.20
12/31/2016[4,5]	20.50	.11	(1.42)	(1.31)	(.12)	(.07)	(.05)	(.24)	18.95	(6.48)[6]	107		.22	[6]	.22	[6]	.54	[6]
9/30/2016	19.21	.39	1.14	1.53	(.24)	—	—	(.24)	20.50	8.09	118		.90		.90		1.98
9/30/2015	20.48	.40	(1.20)	(.80)	(.19)	(.28)	—	(.47)	19.21	(3.96)	100		.88		.88		2.05
9/30/2014	20.31	.47	.14	.61	(.44)	—	—	(.44)	20.48	3.02	112		.87		.87		2.30
9/30/2013	21.62	.44	(1.03)	(.59)	(.44)	(.28)	—	(.72)	20.31	(2.78)	108		.88		.88		2.12
Class R-5E:
12/31/2017	18.94	.46	.94	1.40	(.16)	—	(.24)	(.40)	19.94	7.41	—	[9]	.74		.72		2.33
12/31/2016[4,5]	20.50	.11	(1.42)	(1.31)	(.13)	(.07)	(.05)	(.25)	18.94	(6.45)[6]	—	[9]	.19	[6]	.19	[6]	.56	[6]
9/30/2016[4,13]	19.02	.36	1.37	1.73	(.25)	—	—	(.25)	20.50	9.21 [6]	—	[9]	.72	[10]	.72	[10]	2.12	[10]
Class R-5:
12/31/2017	18.97	.49	.95	1.44	(.17)	—	(.26)	(.43)	19.98	7.65	84		.59		.59		2.50
12/31/2016[4,5]	20.54	.12	(1.42)	(1.30)	(.15)	(.07)	(.05)	(.27)	18.97	(6.42)[6]	76		.14	[6]	.14	[6]	.62	[6]
9/30/2016	19.24	.45	1.15	1.60	(.30)	—	—	(.30)	20.54	8.45	79		.59		.59		2.29
9/30/2015	20.52	.47	(1.22)	(.75)	(.25)	(.28)	—	(.53)	19.24	(3.71)	152		.58		.58		2.35
9/30/2014	20.35	.54	.13	.67	(.50)	—	—	(.50)	20.52	3.32	162		.57		.57		2.62
9/30/2013	21.66	.50	(1.02)	(.52)	(.51)	(.28)	—	(.79)	20.35	(2.47)	189		.57		.57		2.42
Class R-6:
12/31/2017	18.96	.50	.95	1.45	(.17)	—	(.27)	(.44)	19.97	7.72	2,562		.54		.54		2.56
12/31/2016[4,5]	20.54	.12	(1.43)	(1.31)	(.14)	(.07)	(.06)	(.27)	18.96	(6.43)[6]	2,602		.14	[6]	.14	[6]	.62	[6]
9/30/2016	19.24	.46	1.15	1.61	(.31)	—	—	(.31)	20.54	8.51	2,483		.53		.53		2.35
9/30/2015	20.52	.48	(1.22)	(.74)	(.26)	(.28)	—	(.54)	19.24	(3.66)	1,783		.53		.53		2.42
9/30/2014	20.34	.54	.15	.69	(.51)	—	—	(.51)	20.52	3.44	1,262		.52		.52		2.63
9/30/2013	21.66	.52	(1.04)	(.52)	(.52)	(.28)	—	(.80)	20.34	(2.47)	727		.52		.52		2.51

	Year ended December 31	Three months ended December 31	Year ended September 30
Portfolio turnover rate for all share classes[14]	2017	2016[4,5,6]	2016	2015	2014	2013

Excluding mortgage dollar roll transactions	95%	15%	91%	106%	Not available
Including mortgage dollar roll transactions	111%	19%	138%	185%	205%	199%

34	Capital World Bond Fund

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for a period that is less than a full year.
[5]	In 2016, the fund changed its fiscal year-end from September to December.
[6]	Not annualized.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Amount less than $1 million.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

Capital World Bond Fund	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Capital World Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the investment portfolio and the summary investment portfolio, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the three months ended December 31, 2016, and for the year ended September 30, 2016, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the three months ended December 31, 2016, and for the year ended September 30, 2016, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 12, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

Capital World Bond Fund

Part C

Other Information

Item 28. Exhibits for Registration Statement (1940 Act No. 811-05104 and 1933 Act. No. 033-12447)

(a-1)	Articles of Incorporation – Certificate of Trust dated 8/20/09 – previously filed (see P/E Amendment No. 36 filed 11/30/10)

(a-2)	Amended and Restated Agreement and Declaration of Trust dated 9/13/17

(b)	By-laws – By-laws as amended 6/10/10 – previously filed (see P/E Amendment No. 36 filed 11/30/10)

(c)	Instruments Defining Rights of Security Holders – Form of Share Certificate – previously filed (see P/E Amendment No. 21 filed 3/14/01)

(d)	Investment Advisory Contracts – Amended Investment Advisory and Service Agreement dated 4/1/11 – previously filed (see P/E Amendment No. 37 filed 11/30/11)

(e)	Underwriting Contracts – Amended and Restated Principal Underwriting Agreement effective 4/7/17; Form of Selling Group Agreement; Form of Bank/Trust Company Selling Group Agreement; Form of Class F Share Participation Agreement; and Form of Bank/Trust Company Participation Agreement for Class F Shares

(f)	Bonus or Profit Sharing Contracts - Deferred Compensation Plan effective 1/1/14 – previously filed (see P/E Amendment No. 49 filed 11/30/15)

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 30 filed 11/30/07); and Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 47 filed 10/30/15)

(h-1)	Other Material Contracts – Form of Indemnification Agreement – previously filed (see P/E Amendment No. 36 filed 11/30/10); and Form of Agreement and Plan of Reorganization dated 8/24/09 – previously filed (see P/E Amendment No. 36 filed 11/30/10)

(h-2)	Amended and Restated Shareholder Services Agreement effective 4/7/17; and Amended and Restated Administrative Services Agreement effective 4/7/17

(i)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 36 filed 11/30/10; P/E Amendment No. 43 filed 8/28/14; P/E Amendment No. 47 filed 10/30/15; P/E Amendment No. 53 filed 12/29/16; and P/E Amendment No. 57 filed 4/6/17)

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)       Omitted Financial Statements – None

(l)	Initial Capital Agreements - previously filed (see P/E Amendment No. 15 filed 12/30/97)

(m-1)	Rule 12b-1 Plan – Forms of Plans of Distribution for Class A, B, C, F-1, 529-A, 529-B, 529-C, 529-E, 529-F-1, R-1, R-2, R-3 and R-4 shares dated 12/1/10 – previously filed (see P/E Amendment No. 36 filed 11/30/10); and Form of Plan of Distribution for Class R-2E shares dated 8/29/14 – previously filed (see P/E Amendment No. 43 filed 8/28/14)

(m-2)	Plans of Distribution for Class T Shares and Class 529-T Shares dated 4/7/17

(n)	Rule 18f-3 Plan – Amended and Restated Multiple Class Plan effective 12/1/17

(o)       Reserved

(p)	Codes of Ethics – Code of Ethics for The Capital Group Companies dated December 2017; and Code of Ethics for Registrant

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)        American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Group Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	C. Thomas Akin II	Regional Vice President	None
IRV	Laurie M. Allen	Senior Vice President	None
LAO	Ashley T. Amato	Assistant Vice President	None
LAO	Christopher S. Anast	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	William C. Anderson	Senior Vice President	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Luis F. Arocha	Regional Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
SNO	Mark C. Barile	Assistant Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Bethann Beiermeister	Regional Vice President	None
LAO	Clyde O. Bell	Assistant Vice President	None
LAO	Jeb M. Bent	Vice President	None
LAO	Jerry R. Berg	Regional Vice President	None
LAO	Michel L. Bergesen	Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Roger J. Bianco, Jr.	Vice President	None
LAO	Ryan M. Bickle	Vice President, Capital Group Institutional Investment Services Division	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Marek Blaskovic	Regional Vice President	None
LAO	Jeffrey E. Blum	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None

LAO	Jill M. Boudreau	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	David H. Bradin	Vice President	None
LAO	William P. Brady	Senior Vice President	None
IRV	Jason E. Brady	Regional Vice President	None
LAO	William G. Bridge	Regional Vice President	None
IND	Robert W. Brinkman	Assistant Vice President	None
LAO	Kevin G. Broulette	Vice President	None
LAO	E. Chapman Brown, Jr.	Regional Vice President	None
LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jennifer A. Bruce	Assistant Vice President	None
LAO	Gary D. Bryce	Vice President	None
IRV	Eileen K. Buckner	Assistant Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Vice President	None
LAO	Anthony J. Camilleri	Regional Vice President	None

LAO	Kelly V. Campbell	Vice President	None
LAO	Anthon S. Cannon III	Assistant Vice President	None
LAO	Jason S. Carlough	Regional Vice President	None
LAO	Damian F. Carroll	Senior Vice President	None
LAO	James D. Carter	Vice President	None
LAO	Stephen L. Caruthers	Senior Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Regional Vice President	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher M. Cefalo	Regional Vice President	None
LAO	Kent W. Chan	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Becky C. Chao	Vice President	None
LAO	David D. Charlton	Senior Vice President	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Daniel A. Chodosch	Regional Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul A. Cieslik	Senior Vice President	None
IND	G. Michael Cisternino	Vice President	None
LAO	Andrew R. Claeson	Regional Vice President	None

LAO	Jamie A. Claypool	Regional Vice President	None
LAO	Kevin G. Clifford	Director, Chairman and Chief Executive Officer; President, Capital Group Institutional Investment Services Division	None
LAO	Hannah L. Coan	Vice President	None
LAO	Ruth M. Collier	Senior Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
SNO	Brandon J Cone	Assistant Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joseph G. Cronin	Senior Vice President	None
LAO	D. Erick Crowdus	Vice President	None
LAO	Brian M. Daniels	Senior Vice President	None
LAO	Hanh M. Dao	Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
SNO	Bradley C. Davis	Assistant Vice President	None
LAO	Scott T. Davis	Vice President	None
LAO	Shane L. Davis	Vice President	None
LAO	Peter J. Deavan	Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Senior Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None

LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joanne H. Dodd	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Senior Vice President	None
LAO	Thomas L. Donham	Vice President	None
LAO	John H. Donovan IV	Assistant Vice President	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Vice President	None
LAO	Erin M. Dubester	Assistant Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Regional Vice President	None
SNO	Bryan K. Dunham	Assistant Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Vice President	None
LAO	Kevin C. Easley	Vice President	None
LAO	Damian Eckstein	Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John A. Erickson	Assistant Vice President	None
LAO	John M. Fabiano	Regional Vice President	None

LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Bryan R. Favilla	Regional Vice President	None
LAO	Mark A. Ferraro	Regional Vice President	None
LAO	James M. Ferrauilo	Vice President	None
LAO	William F. Flannery	Senior Vice President	None
LAO	Kevin H. Folks	Vice President	None
LAO	David R. Ford	Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Vanda S. Freesman	Vice President	None
LAO	Daniel Frick	Senior Vice President	None
LAO	Tyler L. Furek	Regional Vice President	None
LAO	Samantha T. Gammell	Assistant Vice President	None
SNO	Arturo V. Garcia, Jr.	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian K. Geiger	Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	William F. Gilmartin	Regional Vice President	None
LAO	Kathleen D. Golden	Regional Vice President	None

SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Vice President	None
LAO	Jameson R. Greenstone	Regional Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	Karen M. Griffin	Assistant Vice President	None
LAO	E. Renee Grimm	Regional Vice President	None
SNO	Virginia Guevara	Assistant Vice President	None
IRV	Steven Guida	Senior Vice President	None
LAO	Sam S. Gumma	Regional Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
LAO	Ralph E. Haberli	Senior Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul B. Hammond	Senior Vice President	None
LAO	Philip E. Haning	Regional Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David R. Hanna	Regional Vice President	None
LAO	Brandon S. Hansen	Regional Vice President	None
LAO	Julie O. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Alan M. Heaton	Vice President	None
LAO	Clifford W. “Webb” Heidinger	Regional Vice President	None
LAO	Brock A. Hillman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jennifer M. Hoang	Vice President	None
LAO	Heidi B. Horwitz-Marcus	Senior Vice President	None
LAO	David R. Hreha	Regional Vice President	None
LAO	Frederic J. Huber	Senior Vice President	None
LAO	David K. Hummelberg	Director, Senior Vice President, Treasurer and Controller	None
LAO	James A. Humpherson Mollett	Regional Vice President	None
LAO	Jeffrey K. Hunkins	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
IND	David K. Jacocks	Assistant Vice President	None
LAO	W. Chris Jenkins	Vice President	None
LAO	Daniel J. Jess II	Regional Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Sarah C. Johnson	Vice President	None
LAO	Brendan M. Jonland	Vice President	None
LAO	David G. Jordt	Regional Vice President	None

LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas J. Joyce	Senior Vice President	None
LAO	Maria Karahalis	Senior Vice President, Capital Group Institutional Investment Services Division
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Regional Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Regional Vice President	None
LAO	Jason A. Kerr	Vice President	None
LAO	Ryan C. Kidwell	Vice President	None
LAO	Layla S. Kim	Vice President	None
IRV	Michael C. Kim	Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	James M. Kreider	Vice President	None
IRV	Theresa A. Kristiansen	Vice President	None
SNO	David D. Kuncho	Vice President	None
LAO	Richard M. Lang	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher F. Lanzafame	Senior Vice President	None

LAO	Andrew P. Laskowski	Regional Vice President	None
LAO	Andrew Le Blanc	Senior Vice President	None
LAO	Matthew N. Leeper	Vice President	None
LAO	Clay M. Leveritt	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Heather M. Lord	Senior Vice President	None
LAO	James M. Maher	Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Jeffrey N. Malbasa	Regional Vice President	None
LAO	Brooke M. Marrujo	Vice President	None
LAO	Stephen B. May	Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Vice President	None
LAO	Timothy W. McHale	Secretary	None
LAO	Max J. McQuiston	Regional Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	Simon Mendelson	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	Conrad F. Metzger	Regional Vice President	None
LAO	Jennifer M. Miller	Regional Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Vice President	None

LAO	Louis W. Minora	Regional Vice President	None
LAO	James R. Mitchell III	Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
LAO	Robert P. Moffett III	Regional Vice President	None
LAO	Ryan D. Moore	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David H. Morrison	Vice President	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
NYO	Timothy J. Murphy	Senior Vice President	None
LAO	Christina M. Neal	Assistant Vice President	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Jeanell A. Novak	Assistant Vice President	None
LAO	Matthew P. O’Connor	Director and President; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Jonathan H. O’Flynn	Vice President	None
LAO	Peter A. Olsen	Regional Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
IRV	Paula A. Orologas	Vice President	None

LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Vice President	None
IND	Lance T. Owens	Vice President	None
LAO	Kristina E. Page	Regional Vice President	None
LAO	Rodney Dean Parker II	Vice President	None
LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President	None
LAO	David K. Petzke	Senior Vice President	None
LAO	Harry A. Phinney	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Vice President	None
LAO	Keith A. Piken	Senior Vice President	None
LAO	Carl S. Platou	Senior Vice President	None
SNO	Andrew H. Plummer	Assistant Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles R. Porcher	Senior Vice President	None

LAO	Leah K. Porter	Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Abbas Qasim	Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	Ryan E. Radtke	Regional Vice President	None
LAO	James R. Raker	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sunder R. Ramkumar	Senior Vice President	None
LAO	Rachel M. Ramos	Assistant Vice President	None
SNO	John P. Raney	Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Michael D. Reynaert	Regional Vice President	None
LAO	Christopher J. Richardson	Regional Vice President	None
SNO	Stephanie A. Robichaud	Assistant Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Vice President	None
LAO	Rochelle C. Rodriguez	Regional Vice President	None
LAO	Thomas W. Rose	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Tracy M. Roth	Assistant Vice President	None

LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Assistant Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Regional Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Michael A. Schweitzer	Senior Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Brad W. Short	Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Melissa A. Sloane	Regional Vice President	None
SNO	Stacy D. Smolka	Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Jason M. Snow	Regional Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None

LAO	Margaret V. Steinbach	Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Regional Vice President	None
IRV	Todd O. Stucke	Assistant Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Scott E. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
LAO	Ryan D. Tiernan	Vice President	None
LAO	Emily R. Tillman	Vice President	None
LAO	Russell W. Tipper	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Regional Vice President	None
LAO	Shaun C. Tucker	Senior Vice President	None
IND	Ryan C. Tyson	Assistant Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	Idoya Urrutia	Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Patrick D. Vance	Vice President	None
LAO-W	Gerrit Veerman III	Senior Vice President, Capital Group Institutional Investment Services	None

LAO	Srinkanth Vemuri	Senior Vice President	None
LAO	Spilios Venetsanopoulos	Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Robert D. Vigneaux III	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jayakumar Vijayanathan	Senior Vice President	None
LAO	Julie A. Vogel	Regional Vice President	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon N. Wainman	Vice President	None
LAO	Sherrie S. Walling	Vice President	None
LAO	Brian M. Walsh	Senior Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Chris L. Wammack	Vice President	None
LAO	Matthew W. Ward	Regional Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
IND	Kristen M. Weaver	Assistant Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Vice President	None
LAO	N. Dexter Williams	Senior Vice President	None

LAO	Dawn M. Wilson	Assistant Vice President	None
LAO	Steven Wilson	Senior Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
IND	Ellen M. Zawacki	Vice President	None

__________

DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, 6455 Irvine Center Drive, Irvine, California 92618, and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 27th day of February, 2018.

CAPITAL WORLD BOND FUND

By /s/ Thomas H. Høgh

(Thomas H. Høgh, President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on February 27, 2018, by the following persons in the capacities indicated.

	Signature	Title

(1)	Principal Executive Officer:
	/s/ Thomas H. Høgh (Thomas H. Høgh)	President

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Brian C. Janssen (Brian C. Janssen)	Treasurer

(3)	Trustees:

	William H. Baribault*	Trustee
	James G. Ellis*	Trustee
	Nariman Farvardin*	Trustee
	Leonard R. Fuller*	Trustee
	Michael C. Gitlin*	Trustee
	Mary Davis Holt*	Trustee
	R. Clark Hooper*	Chairman of the Board (Independent and Non-Executive)
	Merit E. Janow*	Trustee
	Laurel B. Mitchell*	Trustee
	Frank M. Sanchez*	Trustee
	John H. Smet*	Vice Chairman of the Board
	Margaret Spellings*	Trustee

*By /s/ Steven I. Koszalka

(Steven I. Koszalka, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Jae Won Chung

(Jae Won Chung, Counsel)

POWER OF ATTORNEY

I, William H. Baribault, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ William H. Baribault

William H. Baribault, Board member

POWER OF ATTORNEY

I, James G. Ellis, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ James G. Ellis

James G. Ellis, Board member

POWER OF ATTORNEY

I, Nariman Farvardin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Courtney R. Taylor Timothy W. McHale Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Raymond F. Sullivan, Jr.	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Hoboken, NJ, this 1st day of January, 2018.

(City, State)

/s/ Nariman Farvardin

Nariman Farvardin, Board member

POWER OF ATTORNEY

I, Leonard R. Fuller, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian D. Bullard Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Leonard R. Fuller

Leonard R. Fuller, Board member

POWER OF ATTORNEY

I, Michael C. Gitlin, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Michael C. Gitlin

Michael C. Gitlin, Board member

POWER OF ATTORNEY

I, Mary Davis Holt, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Alexandria, VA, this 17th day of June, 2017.

(City, State)

/s/ Mary Davis Holt

Mary Davis Holt, Board member

POWER OF ATTORNEY

I, R. Clark Hooper, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ R. Clark Hooper

R. Clark Hooper, Board member

POWER OF ATTORNEY

I, Merit E. Janow, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Merit E. Janow

Merit E. Janow, Board member

POWER OF ATTORNEY

I, Laurel B. Mitchell, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Laurel B. Mitchell

Laurel B. Mitchell, Board member

POWER OF ATTORNEY

I, Frank M. Sanchez, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Frank M. Sanchez

Frank M. Sanchez, Board member

POWER OF ATTORNEY

I, John H. Smet, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ John H. Smet

John H. Smet, Board member

POWER OF ATTORNEY

I, Margaret Spellings, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds College Target Date Series (File No. 333-180729, File No. 811-22692)
-	American Funds Corporate Bond Fund (File No. 333-183929, File No. 811-22744)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	American Funds Emerging Markets Bond Fund (File No. 333-208636; File No. 811-23122)
-	The American Funds Income Series – U.S. Government Securities Fund (File No. 002-98199, File No. 811-04318)
-	American Funds Inflation Linked Bond Fund (File No. 333-183931, File No. 811-22746)
-	American Funds Insurance Series (File No. 002-86838, File No. 811-03857)
-	American Funds Insurance Series
-	American Funds Mortgage Fund (File No. 333-168595, File No. 811-22449)
-	American Funds Portfolio Series (File No. 333-178936, File No. 811-22656)
-	American Funds Retirement Income Portfolio Series (File No. 333-203797, File No. 811-23053)
-	American Funds Short-Term Tax-Exempt Bond Fund (File No. 033-26431, File No. 811-05750)
-	American Funds Strategic Bond Fund (File No. 333-207474, File No. 811-23101)
-	American Funds Target Date Retirement Series (File No. 333-138648, File No. 811-21981)
-	American Funds Tax-Exempt Fund of New York (File No. 333-168594, File No. 811-22448)
-	The American Funds Tax-Exempt Series II – The Tax-Exempt Fund of California (File No. 033-06180, File No. 811-04694)
-	American Funds U.S. Government Money Market Fund (File No. 333-157162, File No. 811-22277)
-	American High-Income Municipal Bond Fund (File No. 033-80630, File No. 811-08576)
-	American High-Income Trust (File No. 033-17917, File No. 811-05364)
-	The Bond Fund of America (File No. 002-50700, File No. 811-02444)
-	Capital World Bond Fund (File No. 033-12447, File No. 811-05104)
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	Intermediate Bond Fund of America (File No. 033-19514, File No. 811-05446)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	Limited Term Tax-Exempt Bond Fund of America (File No. 033-66214, File No. 811-07888)
-	Short-Term Bond Fund of America (File No. 333-135770, File No. 811-21928)
-	The Tax-Exempt Bond Fund of America (File No. 002-49291, File No. 811-02421)
-	Washington Mutual Investors Fund (File No. 002-11051, File No. 811-00604)

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Laurie D. Neat Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Hong Le Gregory F. Niland

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Los Angeles, CA, this 6th day of March, 2017.

(City, State)

/s/ Margaret Spellings

Margaret Spellings, Board member